                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]
Check the appropriate box:
[X]  Preliminary proxy statement.                  [ ]  Confidential, for use of the Commission only (as
                                                        permitted by Rule 14a-6(e) (2)).
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting material pursuant to Rule 14a--12

                                              IVC Industries, Inc.
------------------------------------------------------------------------------------------------------------------
                                (Name of Registrant as Specified in Its Charter)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Payment of filing fee (check the appropriate box):
------------------------------------------------------------------------------------------------------------------
     [ ]  No fee required.

     [X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies: IVC Industries, Inc. common stock, par value $___ per share.

------------------------------------------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies: 2,247,797 shares  of common stock, par value $0.08 per share.

------------------------------------------------------------------------------------------------------------------
     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee was determined based upon the sum of (a) the product of 2,247,797 shares of common stock and the merger consideration of $2.50 per share. In accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the amount calculated pursuant to the preceding sentence by 1/50 of one percent.
------------------------------------------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction: $5,619,492.50

          --------------------------------------------------------------------------------------------------------
     (5)  Total fee paid: $1123.90

------------------------------------------------------------------------------------------------------------------
     [ ]  Fee paid previously with preliminary materials.

------------------------------------------------------------------------------------------------------------------
     [ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          [IVC INDUSTRIES, INC. LOGO]

                              IVC INDUSTRIES, INC.

                               500 HALLS MILL ROAD
                           FREEHOLD, NEW JERSEY 07728

                              --------------------


                                                             [________ __], 2002

To our stockholders,

     You are cordially invited to attend a special meeting of the stockholders of IVC Industries, Inc., to be held on [meeting date] at [10:00 a.m.], local time, at the offices of Rosenman & Colin, LLP, 575 Madison Avenue, New York, N.Y. 10022.

     At the special meeting, you will be asked to adopt and approve a merger agreement, signed on December 21, 2001, and amended and restated on January 22, 2002, among IVC, Inverness Medical Innovations, Inc., and Nutritionals Acquisition Corporation, a wholly owned subsidiary of Inverness, pursuant to which Inverness will acquire IVC.

     If the stockholders approve the merger with Inverness, each outstanding share of common stock of IVC will be cancelled and converted into the right to receive $2.50 in cash, other than any outstanding share of common stock that is held by stockholders who perfect their appraisal rights under Delaware law. After the merger, IVC will be wholly-owned by Inverness. A copy of the merger agreement is attached to this proxy statement as Annex A and we urge you to read it in its entirety.

     After careful consideration, our board of directors has unanimously approved the merger agreement and the merger and believes it is fair to and in the best interests of IVC and its stockholders. In connection with its evaluation of the merger, our board of directors engaged RBC Capital Markets to act as its financial advisor and to advise the board of directors. RBC Capital Markets has rendered its opinion dated as of January 17, 2002, to the effect that, as of such date and based upon and subject to the limitations and qualifications set forth in the opinion, the consideration to be received in the merger by the stockholders of IVC is, from a financial point of view, fair to the stockholders of IVC. The written opinion of RBC Capital Markets is attached to this proxy statement as Annex C, and you should read it carefully.

     Our board of directors has unanimously approved and declared the advisability of the merger agreement, and has unanimously determined that the $2.50 in cash merger consideration is fair to our stockholders and that the merger is advisable and in the best interests of IVC and its stockholders. We unanimously recommend that you vote "FOR" the merger agreement.

     The attached notice of special meeting and proxy statement explain the proposed merger and provide specific information about the special meeting. Please read these materials carefully. If a merger is consummated, you will receive instructions for surrendering your IVC stock certificates and a letter of transmittal to be used for that purpose. You should not submit your stock certificates for exchange until you have received such instructions along with the letter of transmittal.

     It is important that you take part in the affairs of IVC by voting your shares at the special meeting. Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares will be represented at the special meeting.

Your failure to either return a properly executed proxy card or to vote at the special meeting will have the same effect as a vote against the merger. Your vote is important, regardless of the number of shares that you own.


                                          Sincerely,

                                          /s/

                                          E. Joseph Edell
                                          Chairman and Chief Executive Officer


     This proxy statement is dated [_________ __], 2002, and was first mailed to IVC stockholders on or about [_______ __], 2002.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR ANY DOCUMENT ATTACHED HERETO. ANY REPRESENTATIONS TO THE CONTRARY ARE UNLAWFUL.

                           [IVC INDUSTRIES, INC. LOGO]

                              IVC INDUSTRIES, INC.
                               500 HALLS MILL ROAD
                           FREEHOLD, NEW JERSEY 07728
                               ------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON [MEETING DATE]

To our stockholders,

     We will hold a special meeting of the stockholders of IVC Industries, Inc., a Delaware corporation, at [10:00 a.m.], local time, on [meeting date] at the offices of Rosenman & Colin LLP, 575 Madison Avenue, New York, N.Y. 10022, for the following purpose

         To consider and vote upon a proposal to adopt and approve the merger agreement, dated December 21, 2001, and amended and restated on January 22, 2002, by and among Inverness Medical Innovations, Inc., a Delaware corporation, Nutritionals Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Inverness, and IVC Industries, Inc., a Delaware corporation. Under the terms of the merger agreement, upon the adoption and approval of the merger agreement by holders of IVC common stock and the completion of the merger: (i) Nutritionals Acquisition Corporation will merge with and into IVC, with IVC continuing as the surviving corporation and (ii) each outstanding share of IVC common stock will be cancelled and converted into the right to receive $2.50 in cash, other than any outstanding share of IVC common stock that is held by stockholders who perfect their appraisal rights under Delaware law. A copy of the merger agreement is attached to the proxy statement as Annex A.

     We have specified [record date], at the close of business, as the record date for the purpose of determining the IVC stockholders who are entitled to receive notice of and to vote at the special meeting. A list of the IVC stockholders entitled to vote at the special meeting will be available for examination by any stockholder at the special meeting. For ten days prior to the special meeting, this stockholder list will also be available for inspection by stockholders at our corporate offices at 500 Halls Mill Road, Freehold, New Jersey 07728, during ordinary business hours.

     For a more complete statement regarding the matters to be acted upon at the special meeting, please read the proxy statement and the other materials concerning IVC and the merger, which are mailed with this notice.

     Our board of directors has unanimously determined that the consideration to be received in the merger by the stockholders of IVC is, from a financial point of view, fair to such stockholders. Our board of directors unanimously recommends that you vote "FOR" adoption and approval of the merger agreement.

     If the merger is completed, IVC stockholders who do not vote in favor of the adoption and approval of the merger agreement will have the right to seek appraisal of the fair value of their shares, provided, that they submit a written demand for such an appraisal before we take the vote on the merger agreement and they comply with Delaware law as explained in the proxy statement. For an explanation of the procedures for perfecting your appraisal rights, see page 33 of the proxy statement setting forth the section entitled "IVC stockholders' appraisal rights."

     Your vote is important. Whether or not you plan to attend the special meeting and regardless of the number of shares of IVC common stock that you own, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. Failure to return a properly executed proxy card or vote at the special meeting will have the same effect as a vote against the merger and the merger agreement.

     Your proxy is revocable and will not affect your right to vote in person if you decide to attend the special meeting. Simply attending the special meeting, however, will not revoke your proxy. For an explanation of the procedures for revoking your proxy, see page 17 of the proxy statement setting forth the section entitled "Special Meeting of IVC Stockholders." Returning your proxy card without indicating how you want to vote will have the same effect as a vote "FOR" the adoption and approval of the merger agreement.

     The merger is described in the enclosed proxy statement, which you are urged to read carefully. In addition, you may obtain information about IVC from documents that IVC has filed with the Securities and Exchange Commission.

     TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, WE ENCOURAGE YOU TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING. ANY STOCKHOLDERS ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF THE STOCKHOLDER HAS RETURNED A PROXY.

                                   By Order of the Board of Directors

                                   /s/

                                   E. Joseph Edell
                                   Chairman and Chief Executive Officer


[_________ __], 2002
Freehold, New Jersey

                                             TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MERGER............................................................................6
SUMMARY TERM SHEET................................................................................................9
FORWARD-LOOKING STATEMENTS.......................................................................................16
SPECIAL MEETING OF IVC STOCKHOLDERS..............................................................................17
THE MERGER.......................................................................................................20
   Background of the merger......................................................................................20
   IVC's reasons for the merger..................................................................................24
   Recommendation of IVC's board of directors....................................................................26
   Opinion of IVC's financial advisor............................................................................26
   Interests of certain persons in the merger....................................................................31
   Completion and effectiveness of the merger....................................................................32
   Structure of the merger and conversion of IVC common stock....................................................32
   Payment of merger consideration and surrender of stock certificates...........................................32
   Regulatory filings and approvals required to complete the merger..............................................33
   Deregistration of IVC common stock after the merger...........................................................33
   Accounting treatment of the merger............................................................................33
   IVC stockholders' appraisal rights............................................................................33
   Federal income tax consequences of the merger.................................................................34
THE MERGER AGREEMENT.............................................................................................35
   The structure of the merger...................................................................................35
   Exchange of IVC common stock for cash.........................................................................35
   Conversion of options.........................................................................................35
   Conditions to the merger......................................................................................36
   Limit on other negotiations; Superior proposals...............................................................38
   Termination...................................................................................................40
   Termination fees; Payment of expenses.........................................................................41
   Conduct of business of IVC....................................................................................41
   Representations and warranties................................................................................43
   Indemnification of IVC directors and officers.................................................................44
   Amendment of the merger agreement.............................................................................44
RELATED AGREEMENTS...............................................................................................45
   IVC stockholders' voting agreements...........................................................................45
   Employment agreement..........................................................................................45
SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS, MANAGEMENT AND DIRECTORS OF IVC....................................47
STOCKHOLDER PROPOSALS............................................................................................49
WHERE YOU CAN FIND MORE INFORMATION..............................................................................49
APPRAISAL RIGHTS.................................................................................................50
ANNEX A - AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER.....................................................A-1
ANNEX B - FORM OF VOTING AGREEMENT..............................................................................B-1
ANNEX C - OPINION OF RBC CAPITAL MARKETS........................................................................C-1
ANNEX D - APPRAISAL RIGHTS......................................................................................D-1
ANNEX E - AMENDED AND RESTATED EMPLOYMENT AGREEMENT OF E. JOSEPH EDELL..........................................E-1

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the merger. These questions and answers may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.

Q:       WHAT ARE WE VOTING ON?

A: Whether to approve and adopt an Agreement and Plan of Merger by and among Inverness Medical Innovations, Inc., a Delaware corporation, Nutritionals Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Inverness, and IVC Industries, Inc., a Delaware corporation, pursuant to which Nutritionals Acquisition Corporation will merge into IVC, with IVC becoming a wholly owned subsidiary of Inverness.

         For a more complete description of the merger, see the section entitled "The Merger" on page 20.

Q:       ARE THERE CONDITIONS TO THE MERGER?

A: Yes. Before completion of the transactions contemplated by the merger agreement, IVC and Inverness must fulfill or waive several closing conditions, including adoption and approval of the merger agreement by the holders of IVC common stock, the accuracy of representations and warranties made by the parties, the absence of certain material adverse effects on IVC and other customary closing conditions. It was also a condition to the obligations of Inverness and Nutritionals Acquisition Corporation to complete the merger that IVC amend its loan agreements with Congress Financial Corporation in a manner satisfactory to Inverness and that Inverness obtain the consent of its secured lender to the merger. Such conditions have either been satisfied or waived as of the date of this proxy statement. If these conditions are not satisfied or waived, the merger will not be completed even if the holders of IVC common stock vote to adopt and approve the merger agreement and the merger.

Q: IF THE MERGER IS COMPLETED, WHAT WILL I RECEIVE FOR MY SHARES OF IVC COMMON STOCK?

A: Stockholders of IVC will receive $2.50 in cash for each share of IVC common stock that they own.

Q:       WHAT WILL BE THE EFFECT OF THE MERGER?

A: After the merger, IVC will become a wholly-owned subsidiary of Inverness, you will no longer own any IVC stock, and Inverness will own 100% of IVC's stock.

Q:       DOES OUR BOARD OF DIRECTORS RECOMMEND VOTING IN FAVOR OF THE MERGER?

A: Yes. After careful consideration, IVC's board of directors unanimously recommends that its stockholders vote in favor of the merger agreement and the merger.

         For a description of the reasons underlying the recommendation of the board of directors of IVC, see the sections entitled "IVC's reasons for the merger" on page 24 and "Recommendation of IVC's board of directors" on page 26.

Q:       WHAT SHOULD I DO NOW? HOW SHOULD I VOTE?

A: After you read and consider carefully the information contained in this proxy statement, please complete, date, sign and promptly return your proxy card in the enclosed postage-paid envelope as soon as possible so that your shares will be represented at the special meeting. Please see the instructions included with your proxy card.

Q:       WHAT HAPPENS IF I DON'T VOTE?

A: Failure to return your proxy card or vote in person at the meeting will have the same effect as a vote against the adoption and approval of the merger and the merger agreement.

         If you date, sign and mail your proxy card, but do not indicate how you want to vote, your proxy will be counted as a vote in favor of the merger.

         If you respond and abstain from voting, your proxy will have the same effect as a vote against the merger.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: If you do not provide your broker with instructions on how to vote your "street name" shares, your broker will not be permitted to vote them and you will, in effect, be voting against the merger. You should therefore be sure to provide your broker with instructions on how to vote your shares. Please check the voting form used by your broker to see if it offers telephone or Internet voting.

Q: CAN I CHANGE MY VOTE OR REVOKE MY PROXY AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this in three ways. First, you can send a written notice stating that you would like to revoke your proxy. If you hold your shares in "street name" through a broker, you can send a written notice to your broker stating that you would like to revoke your proxy or you can complete and deliver a new proxy to your broker. Second, you can complete and submit a new proxy card. If you choose either of these methods, we must receive your notice of revocation or your new proxy card before the vote is taken at the special meeting. Third, you may attend the special meeting and vote in person. If you hold your shares in street name through a broker, you must bring to the special meeting a signed revocation and a legal proxy from your broker allowing you to vote your shares in person. If your shares are held in your own name, and not by your broker, you may revoke your proxy by completing and delivering a new proxy or by appearing at the special meeting and voting in person. Simply attending the meeting, however, and doing nothing else, will not revoke your proxy.

Q:       WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: We are working to complete the merger as soon as possible. We expect to complete the merger promptly after the approval of the stockholders at the special meeting. However, the merger is subject to several other conditions that could affect the timing of its completion.

Q:       SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. If the merger agreement is adopted and approved, and shortly thereafter the merger is completed, IVC stockholders will receive a letter of transmittal with instructions informing you how to send in your stock certificates to Inverness' exchange agent. You should use the letter of transmittal to exchange your stock certificates for the merger consideration to which you are entitled as a result of the merger. YOU SHOULD NOT SEND IN ANY STOCK CERTIFICATES WITH YOUR PROXY CARDS. You should follow the procedures described in the section entitled "Exchange of IVC common stock for cash" on page 35.

Q:       WHAT VOTE IS REQUIRED TO APPROVE THE MERGER?

A. The affirmative vote of the holders of a majority of all outstanding shares of IVC common stock is required to adopt and approve the merger agreement and the merger. There are six stockholders who beneficially own 53.3% of the outstanding shares of IVC common stock, and have agreed to vote in favor of the approval of the merger agreement and the merger. Such stockholders possess sufficient voting power to adopt and approve the merger agreement and the merger, and they have indicated to our board of directors their intention to do so.

Q:       WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO ME?

A: The receipt of cash in exchange for your stock surrendered in the merger will constitute a taxable transaction for U.S. federal income tax purposes and under most state, local, foreign and other tax laws. In general, a stockholder who surrenders common stock pursuant to the merger will recognize a gain or loss equal to the difference, if any, between $2.50 per share and such stockholder's adjusted tax basis in such shares. We urge you to consult your own tax advisor regarding the specific tax consequences that may result from your individual circumstances as well as the foreign, state and local tax consequences of the disposition of shares in the merger. To review the tax considerations of the merger in greater detail, see the section entitled "Federal income tax consequences of the merger" on page 34.

Q:       WHAT RIGHTS DO I HAVE TO DISSENT FROM THE MERGER?

A: If you wish, you may dissent from the merger and seek an appraisal of the fair value of your shares of IVC common stock but only if you comply with the requirements of Delaware law which are attached as Annex D. Based on the determination of the Delaware Court of Chancery, the appraised fair value of your shares of IVC common stock, which will be paid to you if you seek appraisal, may be more than, less than, or equal to the $2.50 per share price of common stock to be paid in the merger. For a more complete description of the appraisal rights, see the section entitled "Appraisal Rights" on page 50.

Q:       WHOM SHOULD I CALL WITH QUESTIONS?

A:       IVC stockholders should call IVC's Investor Relations Department at
         (732) 308-3000 or write to Thomas Bocchino, IVC Industries, Inc., 500 Halls Mill Road, Freehold, New Jersey 07728, with any questions about the merger.

         You may also obtain additional information about Inverness and IVC from the documents we file with the Securities and Exchange Commission or by following the instructions in the section entitled "Where You Can Find More Information" on page 49.

                               SUMMARY TERM SHEET

     This term sheet highlights certain material information from this proxy statement and does not contain all of the information that is important to you. To understand the merger fully, you should read carefully this entire proxy statement, the appendices and the additional documents referred to in this proxy statement. In this proxy statement, the terms "IVC", "we", "us" and "our" refer to IVC Industries, Inc. In this proxy statement, the term "Inverness" refers to Inverness Medical Innovations, Inc.

THE MERGER

The parties to the merger

o    Inverness Medical Innovations, Inc.

         Inverness Medical Innovations, Inc. develops, manufactures and markets self-test diagnostic and other products for the women's health market and, to a lesser extent, clinical diagnostic products for the infectious disease market. Self-test diagnostic products allow individuals to obtain accurate information regarding various medical conditions on a confidential, non-prescription basis, without the expense, inconvenience and delay associated with physician visits or laboratory testing. Inverness' existing self-test products are targeted at the women's health market, one of the largest existing markets for self-care diagnostics, and include home pregnancy detection tests and ovulation prediction tests. Inverness also sells a line of nutritional supplements targeted primarily at the women's health market. Inverness' products for the infectious disease market include test kits used by smaller laboratories, physicians' offices and other point-of-care sites for the detection of certain diseases and agents such as HIV-1, HIV-2, hepatitis and chlamydia.

         On December 21, 2001, Inverness acquired Unipath Limited, a leader in home pregnancy and ovulation testing and natural family planning, and its associated companies and assets, for approximately $150 million. The acquisition provides Inverness with a significant European base of operations with manufacturing, distribution and research and development capacity.

         Inverness was incorporated in Delaware in 2001. Inverness is led by the team that took the former Inverness Medical Technology, acquired by Johnson & Johnson in November, 2001, to a leadership position in the field of blood glucose monitoring and diabetes self-management, and is headquartered in Waltham, Massachusetts. The address and telephone number of Inverness' principal executive offices are:

              Inverness Medical Innovations, Inc.
              51 Sawyer Road, Suite 200
              Waltham, Massachusetts 02453
              (781) 647-3900

o    Nutritionals Acquisition Corporation

         Nutritionals Acquisition Corporation is a Delaware corporation and a wholly-owned subsidiary of Inverness that was formed solely for the purpose of effecting the transactions contemplated by the merger and has not engaged in any business except in furtherance of this purpose. The address and telephone number of Nutritionals Acquisition Corporation's principal executive offices are:

              Nutritionals Acquisition Corporation
              51 Sawyer Road, Suite 200
              Waltham, MA 02453
              (781) 647-3900

o    IVC Industries, Inc.

         IVC Industries, Inc. is engaged in the manufacturing, packaging, sale and distribution of branded and store brand (private label) vitamins and nutritional supplements. The Company's Fields of Nature(R), LiquaFil(R), Rybutol(R) and Nature's Wonder(R) brands, as well as the Company-manufactured store brands, are sold in national and regional drug stores, club stores, supermarkets and mass merchandising chains. IVC's Synergy Plus(R) brand is sold primarily in health food stores and its Nature's Wonder(R) brand is also sold through independent drug stores. IVC's products are also marketed internationally under its own brands and private brands, and are sold in bulk form.

         IVC markets over 600 different products, which are packaged under various labels and bottle counts. They are sold in single vitamin, herb and other nutritional supplements as well as in multivitamin combinations, with varying potency levels in tablets (including chewable and time released tablets), powders, two-piece hard shell capsules and soft gelatin encapsulated capsules. IVC manufactures virtually all of its products.

         IVC was incorporated in Delaware in 1971 and is headquartered in Freehold, New Jersey. The address and telephone number of IVC's principal executive offices are:

                  IVC Industries, Inc.
                  500 Halls Mill Road
                  Freehold, New Jersey 07728
                  (732) 308-3000

Purpose and structure of the merger

o The principal purposes of the merger are to permit IVC stockholders to realize a cash price for their shares in an amount in excess of the market price at which their shares traded prior to the announcement of the signing of the merger agreement and to permit IVC to become a wholly-owned subsidiary of Inverness. For more information, refer to "IVC's reasons for the merger" on page 24.

o In the merger, IVC and Nutritionals Acquisition Corporation, a wholly-owned subsidiary of Inverness, will merge, and IVC, as the surviving corporation will become a wholly-owned subsidiary of Inverness. For more information, refer to "Structure of the merger and conversion of IVC common stock" on page 32.

Consideration to be offered to our stockholders

o At the effective time of the merger, each outstanding share of common stock will be cancelled and converted into the right to receive $2.50 in cash, other than any outstanding share of common stock that is held by stockholders who perfect their right to appraisal under Delaware law. For more information, refer to the section entitled "Structure of the merger" on page 35.

Appraisal rights

o You may dissent from the merger and seek appraisal of the fair value of your shares of common stock, but only if you comply with all requirements of Delaware Law attached as Annex D to this proxy statement. For more information, refer to the section entitled "Appraisal Rights" on page 50.

Recommendation of IVC's board of directors

o IVC's board of directors believes that the merger is fair to IVC stockholders and in their best interests. The IVC board has unanimously voted to approve the merger agreement and recommends that its stockholders vote FOR the approval and adoption of the merger agreement. For a more complete description, see the section entitled "Recommendation of IVC's board of directors" on page 26.

Opinion of IVC's financial advisor

o In connection with the merger, our board of directors considered the opinion of IVC's financial advisor, RBC Capital Markets, as to the fairness, from a financial point of view, of the merger consideration to the holders of shares of common stock. RBC Capital Markets delivered its opinion to our board of directors on December 19, 2001 (which was subsequently confirmed in writing on December 20, 2001 and updated on January 17, 2002), that, as of such dates and based on and subject to the limitations and qualifications described in the opinions, the consideration to be received by the stockholders pursuant to the merger agreement is fair from a financial point of view to such holders. RBC Capital Markets' opinions were provided for the information of the IVC board of directors and do not constitute a recommendation to any IVC stockholder with respect to any matter relating to the merger.

o For a detailed discussion of the opinion of the financial advisor, see the section entitled "Opinion of IVC's financial advisor" on page 26.

o The full text of RBC Capital Markets' opinion dated January 17, 2002 is attached as Annex C to this proxy statement. We encourage you to read RBC's opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken.

Interests of certain persons in the merger

o In considering the recommendation of IVC's board of directors with respect to the merger and the merger agreement, you should be aware that certain directors, executive officers and controlling persons have interests in the merger that are different from, or are in addition to, the interests of our stockholders generally, and which present actual, apparent or potential conflicts of interest in connection with the merger. For more information, see the section entitled "Interests of certain persons in the merger" on page 31.

Accounting treatment

o The merger will be accounted for under the purchase method of accounting. For a discussion of the accounting treatment of the merger see the section entitled "Accounting treatment of the merger" on page 33.

Material U.S. federal income tax consequences to our stockholders

o The receipt of $2.50 in cash for each outstanding share of common stock will be a taxable transaction for U.S. federal income tax purposes and under most state, local, foreign and other tax laws. For U.S. federal income tax purposes, each of our stockholders will generally realize taxable gain or loss as a result of the merger measured by the difference, if any, between the tax basis of each share of our common stock owned by such stockholder and $2.50. For additional information regarding material U.S. federal income tax consequences of the merger to our stockholders, see the section entitled "Federal income tax consequences of the merger" on page 34.

Votes required for approval; Voting agreements

o The holders of a majority of the shares of IVC common stock outstanding on [record date], the record date for the IVC special meeting, must approve the merger agreement and the merger. IVC stockholders are entitled to cast one vote per share of IVC common stock. For more information on the votes required for approval, see the section entitled "Quorum and vote required" on page 17.

o Six stockholders of IVC holding approximately 53.3% of IVC's common stock entered into voting agreements with Inverness. The voting agreements require these stockholders to vote all the shares of IVC common stock they own in favor of the merger and against any competing proposal or proposals in opposition to the merger. The form of voting agreement is attached to this proxy statement as Annex B. We urge you to read it in its entirety. For more information, see the section entitled "IVC stockholders' voting agreements" on page 45.

THE MERGER AGREEMENT

Generally

o The merger agreement provides for Nutritionals Acquisition Corporation to merge with and into us. IVC will be the surviving corporation in the merger, and, as a result of the merger, IVC will be a wholly-owned subsidiary of Inverness.

Effective time

o The merger will be consummated and be effective at the time a certificate of merger is filed with the Secretary of State of Delaware or such time later as specified in the certificate of merger.

Assumption of options

o When the merger is completed, Inverness will assume each outstanding option to purchase IVC common stock and convert it into an option to acquire shares of Inverness common stock. The number of shares of Inverness common stock and the exercise price of these assumed options depends on the average of the closing trading prices of Inverness common stock for the ten consecutive trading days ending with the third trading day before the closing date. For more information, refer to the section entitled "Conversion of options" on page 35.

Limit on other negotiations; Superior proposals

o Until the merger is completed or the merger agreement is terminated, IVC has agreed not to take any action with regard to an acquisition proposal, as defined on page 38, unless IVC receives an acquisition proposal prior to the IVC stockholders' meeting which its board of directors reasonably concludes may constitute a superior offer, as defined on page 39. If IVC receives an acquisition proposal which its board considers to be a superior offer, IVC may, subject to the conditions specified on page 38, furnish nonpublic information regarding itself and may enter into discussions with the person who has made the acquisition proposal.

o IVC has agreed to provide Inverness with advance notice of any board meeting at which IVC is expected to consider any acquisition proposal to determine whether it is a superior offer. If the IVC board believes, after consultation with its financial advisors, that an acquisition proposal it receives is a superior offer, it may withhold, withdraw, amend or modify its recommendation in favor of the merger. Any such change will be sent to you in a subsequent communication. However, IVC must still call and convene the IVC stockholders' meeting to consider approval of the merger.

o For a more complete description of these limitations on IVC's actions with respect to an acquisition proposal, please refer to the section entitled "Limit on other negotiations; superior proposals," on page 38.

Conditions

o The completion of the merger depends upon meeting a number of conditions, including:

         o the merger agreement and the merger must be approved by IVC's stockholders;

         o no governmental entity shall have enacted a law, regulation or order that has the effect of making the merger illegal or otherwise prohibiting the merger;

         o no governmental entity shall have commenced any proceeding preventing the merger or restricting Inverness' operation of IVC after the merger;

         o the representations and warranties of each party in the merger agreement must be true and correct;

         o  no material adverse effect with respect to IVC shall have occurred;

         o IVC shall have amended its loan agreements with Congress Financial Corporation in a manner satisfactory to Inverness. Such condition has either been satisfied or waived as of the date of this proxy statement;

         o IVC must have obtained all necessary consents and approvals with regard to the merger from specified third parties;

         o Inverness shall have obtained the consent of its secured lender to the merger. Such condition has either been satisfied or waived as of the date of this proxy statement; and

         o Inverness and IVC must each satisfy additional conditions before the completion of the merger.

o Each condition to the merger may be waived by the company entitled to assert the condition.

o For more information, refer to the section entitled "Conditions to the merger" on page 36.

Termination of the merger agreement

o The merger agreement may be terminated at any time before the completion of the merger, whether before or after approval of the merger by the IVC stockholders:

         o  by the mutual written consent of Inverness and IVC;

         o  by either Inverness or IVC if

               o the merger has not been completed, without fault of the terminating party, by May 31, 2002;

               o a governmental authority has issued a final, nonappealable order, decree or ruling, or taken any other action, that would permanently prohibit the merger; or

               o the stockholders of IVC fail to approve the merger agreement and the merger, except that IVC may not terminate the merger agreement if stockholder approval was not obtained either because of IVC's action or failure to act, which constitutes a material breach of the merger agreement or a breach by one of the IVC stockholder parties to the voting agreements, described in "IVC stockholders' voting agreements" on page 45.

         o  By Inverness if:

               o IVC has breached any representation, warranty, obligation or agreement in the merger agreement and the breach would cause IVC to fail to satisfy a condition to the merger, except that Inverness cannot terminate the merger agreement if it is at that time in material breach, or if the breach by IVC is cured within 15 days of written notice of such breach if the breach is curable;

               o at any time before the approval of the merger agreement and the merger by the IVC stockholders, a triggering event, as defined on page 40, has occurred;

               o IVC shall have failed to amend its loan agreements with Congress Financial Corporation in a manner satisfactory to Inverness by February 19, 2002. Such condition has either been satisfied or waived as of the date of this proxy statement; or

               o Inverness shall have failed to obtain the consent of its secured lender to the merger by February 19, 2002. Such condition has either been satisfied or waived as of the date of this proxy statement.

         o by IVC if Inverness has breached any representation, warranty, obligation or agreement in the merger agreement and the breach would cause Inverness to fail to satisfy a condition to the merger, except that IVC cannot terminate the merger agreement if it is at that time in material breach, or if the breach by Inverness is cured within 15 days of written notice of such breach if the breach is curable.

o Termination of the merger agreement will generally terminate the obligations of the parties to perform their obligations in the merger agreement, except that the parties must continue to comply with miscellaneous provisions, including those concerning mutual confidentiality, and, if applicable, payment of the termination fee and the payment of expenses. For more information, refer to the section entitled "Termination" on page 40.

Termination fees; payment of expenses

o    IVC has agreed to pay Inverness a termination fee of $800,000 if

         o either Inverness or IVC terminate the merger agreement after the IVC stockholders vote against approval of the merger, but only if after the date of the merger agreement and before termination of the merger agreement, an acquisition proposal has been announced, and either IVC enters into a letter of intent or similar agreement or completes a transaction in which majority control of IVC's voting stock or more than 50% of its assets are acquired by a third party within 12 months after termination of the merger agreement;

         o if before a stockholder vote is taken, a triggering event occurs and Inverness terminates the merger agreement.

o Other than the termination fee, Inverness and IVC will generally bear their own costs and expenses in connection with the merger. However, if Inverness or IVC terminates the merger agreement for the other's breach of any of its representations, warranties, obligations or agreements, then the terminating party is entitled to payment from the other of the terminating party's fees and expenses in connection with the merger, up to $200,000. In addition, if Inverness terminates the merger agreement after a triggering event or if Inverness or IVC terminates it after the IVC stockholders vote against approval of the merger, IVC will pay Inverness' fees and expenses incurred in connection with the merger, up to $200,000.

o For a more complete description of the payment of the termination fee and expenses, see the section entitled "Termination fees; Payment of expenses" on page 41.

SPECIAL MEETING OF IVC STOCKHOLDERS

Proposal to be considered at the special meeting

o The special meeting of stockholders of IVC will be held on [meeting date] at [10:00 a.m.], local time, at Rosenman & Colin, LLP, 575 Madison Avenue, New York, N.Y. 10022. At the special meeting, you are being asked to adopt and approve the merger agreement pursuant to which IVC will become a wholly-owned subsidiary of Inverness. For more information, refer to the section entitled "Proposal to be considered at the special meeting" on page 17.

Record date for voting

o Only holders of record of shares of common stock of IVC at the close of business on [record date], the record date for the special meeting, are entitled to notice of and to vote at the special meeting. On that date, there were ____ holders of record of common stock, and _______ shares of our common stock outstanding. Each share of common stock entitles the holder to cast one vote at the special meeting. For additional information about the record date for voting see the section entitled "Special Meeting of IVC Stockholders" on page 17.

Procedures relating to your vote at the special meeting

o The presence, in person or by proxy, of the holders of a majority of all outstanding shares of IVC common stock as of the record date is necessary to constitute a quorum at the special meeting. Abstentions and broker non-votes are counted for the purpose of establishing a quorum.

o Adoption of the merger agreement requires the affirmative vote of the holders of a majority of all outstanding shares of IVC common stock. Abstentions and broker non-votes will have the effect of a vote "AGAINST" the adoption and approval of the merger agreement.

o You should complete, date and sign your proxy card and mail it in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting, even if you plan to attend the meeting in person. Unless contrary instructions are indicated on your proxy, all of your shares represented by valid proxies will be voted "FOR" the adoption and approval of the merger agreement.

o If your shares are held in "street name" by your broker, your broker will vote your shares, but only if you provide instructions on how to vote. You should follow the instructions provided by your broker regarding the voting of your shares.

o You can revoke your proxy and change your vote in any of the following ways:

     o deliver to Thomas Bocchino, our secretary at our corporate offices at 500 Halls Mills Road, Freehold, New Jersey, 07728, on or before the business day prior to the special meeting, a later dated, signed proxy card or a written revocation of your proxy;

     o deliver a later dated, signed proxy card or a written revocation to us at the special meeting;

     o attend the special meeting and vote in person. Your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting; or

     o if you have instructed a broker to vote your shares, you must follow the directions received from your broker to change those instructions.

     o For additional information regarding the procedures relating to your vote, see the section entitled "Special Meeting of IVC Stockholders" on page 17.

                           FORWARD-LOOKING STATEMENTS

     The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These statements may include statements regarding the period following completion of the merger.

     Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," variations of these words and similar expressions are intended to identify these forward-looking statements. In particular, statements regarding expected strategic benefits, advantages and other effects of the merger described in "IVC's reasons for the merger" and elsewhere in this proxy statement are forward-looking statements. All forward-looking statements are management's present expectations of future events and are subject to many factors and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. IVC makes no representation as to whether any projected or estimated financial information contained in any forward-looking statements will be obtained and stockholders are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this proxy statement. Neither IVC nor Inverness is under any obligation, and each expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

                       SPECIAL MEETING OF IVC STOCKHOLDERS

     This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for a special meeting of stockholders to be held on [date], at [time], local time, at Rosenman & Colin LLP, 575 Madison Avenue, New York, N.Y. 10022, or at any adjournment of the special meeting. Shares of our common stock, par value $0.08 per share, represented by properly executed proxies received by us will be voted at the special meeting or at any adjournment of the special meeting in accordance with the terms of such proxies, unless revoked.

PROPOSAL TO BE CONSIDERED AT THE SPECIAL MEETING

     At the special meeting, you will consider and vote upon a proposal to approve and adopt a merger agreement, dated as of December 21, 2001 and amended and restated on January 22, 2002, among IVC, Inverness, and Nutritionals Acquisition Corporation, a wholly-owned subsidiary of Inverness. No other matter may come before the special meeting. Pursuant to the merger:

     o each outstanding share of common stock will be cancelled and converted into the right to receive $2.50 in cash, other than any outstanding share of common stock that is held by stockholders who perfect their appraisal rights under Delaware law.

BOARD OF DIRECTORS' RECOMMENDATION

     After careful consideration, the IVC board of directors has unanimously approved the merger agreement and the transactions it contemplates, including the merger. The IVC board of directors has determined the merger agreement and the merger to be fair to and in the best interests of the IVC stockholders and unanimously recommends that IVC stockholders vote FOR approval and adoption of the merger agreement.

RECORD DATE

     The record date for determining the IVC stockholders entitled to vote at the special meeting is [record date]. Only holders of record of IVC common stock as of the close of business on that date are entitled to vote at the special meeting. As of the record date, there were [____] shares of IVC common stock issued and outstanding, held by approximately [_____] stockholders of record. As of the record date, the directors and executive officers of IVC and their affiliates held [_______] outstanding shares of IVC common stock. Each share of IVC common stock issued and outstanding as of the record date entitles its holder to cast one vote at the special meeting.

QUORUM AND VOTE REQUIRED

     Each outstanding share of IVC common stock entitles its holder to one vote at the special meeting. Any stockholder entitled to vote may vote either in person or by properly executed proxy. A majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum at the special meeting. Abstentions are counted for the purpose of establishing a quorum at the special meeting. The merger agreement must be adopted and approved by the holders of at least a majority of the outstanding shares of IVC's common stock. Abstentions and broker non-votes will have the effect of a vote "AGAINST" adoption and approval of the merger agreement. Votes will be tabulated by our transfer agent, American Stock Transfer and Trust Company.

     On the record date for the special meeting, there were _____ holders of record of IVC common stock, and _________ shares of IVC common stock outstanding, 1,197,029 of which were beneficially owned by six shareholders who are parties to voting agreements, representing approximately 53.3% of the total number of shares entitled to vote at the special meeting. As a result, the six shareholders possess sufficient voting power to control, adopt and approve the merger agreement. The six shareholders have indicated that they intend, pursuant to their voting agreements, to vote all of the IVC common stock beneficially owned by them "FOR" the adoption and approval of the merger agreement. Therefore, you should expect that the merger agreement will be adopted and approved at the special meeting. Likewise, unless a condition to the consummation of the merger is not satisfied and Inverness does not waive such condition, you should also expect that the transactions contemplated by the merger agreement, including the merger, will be completed.

VOTING OF PROXIES

     General. Shares represented by a properly signed and dated proxy will be voted at the special meeting in accordance with the instructions indicated on the proxy. Proxies that are properly signed and dated but which do not contain voting instructions will be voted FOR approval and adoption of the merger agreement.

     Abstentions. IVC will count a properly executed proxy marked "ABSTAIN" as present for purposes of determining whether a quorum is present, but the shares represented by that proxy will not be voted at the special meeting. Because the affirmative vote of a majority of the outstanding shares of IVC common stock is required to approve and adopt the merger agreement, if you mark your proxy "ABSTAIN," it will have the effect of a vote against approval and adoption of the merger agreement.

     Broker Non-Votes. If your shares are held by your broker, your broker will vote your shares for you only if you provide instructions to your broker on how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your broker cannot vote your shares of IVC common stock without specific instructions from you. Because the affirmative vote of a majority of the outstanding shares of IVC common stock is required to approve and adopt the merger agreement, if you do not instruct your broker how to vote, it will have the effect of a vote against approval and adoption of the merger agreement.

     Voting Shares In Person That Are Held Through Brokers. If your shares are held by your broker or another nominee and you wish to vote those shares in person at the special meeting, you must obtain from the nominee holding your IVC common stock a properly executed legal proxy identifying you as an IVC stockholder, authorizing you to act on behalf of the nominee at the special meeting and identifying the number of shares with respect to which the authorization is granted.

REVOCATION OF PROXIES

     All shares of IVC common stock represented by properly executed proxies received prior to or at the special meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for the proposal to adopt and approve the merger agreement.

     If you have given a proxy, you may revoke it by:

     o delivering to Thomas Bocchino at our executive offices at 500 Halls Mill Road, Freehold, New Jersey 07728, Fax: (732) 308-4488, on or before the business day prior to the special meeting, a later dated, signed proxy card or a written revocation of such proxy;

     o delivering a later dated, signed proxy card or a written revocation to us at the special meeting;

     o   attending the special meeting and voting in person; or

     o if you have instructed your broker to vote your shares, following the directions received from your broker to change those instructions.

     Revocation of the proxy will not affect any vote previously taken. Attendance at the special meeting will not in itself constitute the revocation of a proxy, you must vote in person at the meeting.

SOLICITATION OF PROXIES AND EXPENSES

     IVC will pay its own costs of soliciting proxies. IVC will reimburse brokers, banks, fiduciaries, nominees and others for the out-of-pocket expenses and other reasonable clerical expenses they incur in forwarding proxy materials to beneficial owners of IVC common stock held in their names. Certain directors, officers and employees of IVC may solicit proxies, without additional remuneration, by telephone, facsimile, electronic mail, telegraph and in person. IVC expects that the expenses of this special solicitation will be nominal. At present, IVC does not expect to pay any compensation to any person for the solicitation of proxies.

     We are mailing this proxy material to IVC stockholders on or about ________, 2002.

VOTING AGREEMENTS

     IVC stockholders holding approximately 53.3% of the outstanding voting power of the IVC common stock entitled to vote on the merger agreement have agreed to vote all of their shares of IVC common stock in favor of the approval and adoption of the merger agreement and against competing proposals for the acquisition of IVC and have executed proxies with respect to their shares in favor of Inverness.

APPRAISAL RIGHTS

     Holders of IVC common stock who do not vote in favor of the approval and adoption of the merger agreement and who perfect their appraisal rights under Delaware law will be entitled to receive from the surviving corporation in the merger a cash payment in the amount of the "fair value", determined in accordance with Delaware law, of such shares. After the merger, such shares will not represent any interest in the surviving corporation, other than the right to receive such cash payment. To preserve their appraisal rights, IVC stockholders who wish to exercise these rights must:

     o deliver a written demand for appraisal to IVC at or before the time the vote is taken at the IVC special meeting;

     o not vote their shares for approval and adoption of the merger agreement;

     o continuously hold their shares of IVC common stock from the date they make the demand for appraisal through the closing of the merger; and

     o comply with the other procedures set forth in Section 262 of the Delaware General Corporation Law.

     IVC stockholders should carefully review the section entitled "Appraisal Rights" beginning on page 50 and Annex D, which contains the text of the Delaware statute governing appraisal rights, if they wish to exercise their appraisal rights or preserve these rights. Failure to comply with the procedures described in Annex D will result in the loss of appraisal rights.

                                   THE MERGER

BACKGROUND OF THE MERGER

         Prior to 2001, the predecessor company to Inverness, Inverness Medical Technology, Inc., held various discussions regarding a possible business combination with IVC, but no preliminary agreement between the parties was ever reached.

         On November 8, 2000, a representative from IVC's financial advisor, RBC Capital Markets ("RBC"), met with the IVC board of directors to discuss IVC's strategic options, including the sale of IVC. After considering RBC's presentation, IVC agreed to pursue a sale process, and late in the first quarter of 2001, RBC and IVC collectively began to assemble information for a data book for circulation to potential interested parties. RBC also began to assemble a list of potential interested parties for IVC's review.

         As part of this overall process, a representative from RBC contacted Ron Zwanziger, Chairman, Chief Executive Officer and President of Inverness, in mid-May, 2001 to discuss revisiting the possible business combination of IVC and Inverness.

         By June 2001, RBC and IVC agreed on a targeted list of potential acquirers, and RBC then began to solicit interest in IVC from potential acquirers. Later that month, a representative from RBC made another presentation to the board of directors of IVC. The representative of RBC discussed with the board the companies that had shown a preliminary interest in acquiring IVC, including Inverness. Commencing shortly thereafter, RBC contacted 49 potential acquirers, 14 of whom signed confidentiality agreements, (and four of whom would ultimately submit indications of interest).

         On July 3, 2001, William Lederman, Chief Operating Officer of IVC, Sam Potenza, President and a director of IVC, and Thomas Bocchino, Chief Financial Officer of IVC, met at IVC's facilities in Freehold, New Jersey with representatives of Inverness, including Anthony Bernardo, President and Chief Operating Officer of Inverness Medical Inc., Doug Shaffer, Vice President, U.S. Operations, John Yonkin, Vice President, U.S. Sales & Marketing, and Gary Long, an independent consultant. Representatives of Inverness' financial advisor, Covington Associates, and IVC's financial advisor, RBC, attended the meeting. The purpose of this meeting was to provide Inverness with a due diligence business review of IVC.

         On July 13, 2001, Messrs. Shaffer and Bernardo and representatives from Inverness' and IVC's financial advisors discussed with Chris Kearns, a representative from FTI/Policiano and Manzo (a management consulting firm hired by IVC at the request of IVC's principal investor, Congress Financial Corporation), issues related to IVC's loan agreement with Congress Financial Corporation and other matters. On August 8, 2001, Messrs. Lederman and Bocchino met at Inverness' offices with Messrs. Yonkin, Shaffer, Bernardo and Long to discuss specific financial information regarding IVC's current and future operating performance. Financial advisors of both companies were present at the meeting.

         On August 13, 2001, a representative from IVC's financial advisor, RBC summarized to the board of directors of IVC developments with respect to the sale of IVC. Several companies showed preliminary interest in purchasing IVC, including Inverness. Follow-up meetings were scheduled to see if these parties would maintain their interest and submit an indication of interest to acquire IVC for review by IVC's board of directors.

         On August 15, 2001, financial advisors for Inverness and IVC met in Boston to discuss a preliminary transaction structure for the sale of IVC to Inverness and other matters. On August 23, 2001, E. Joseph Edell, Chairman and Chief Executive Officer of IVC, met with Mr. Zwanziger in Newark, New Jersey. Messrs. Zwanziger and Edell discussed the principal terms and conditions by which Inverness would acquire IVC, including the purchase price and the mix of cash and stock of Inverness that stockholders of IVC would receive.

         On August 27, 2001, a representative of RBC met with representatives of one of the parties that had expressed an interest in acquiring IVC. The purpose of this meeting was to assist the party in gathering more information about IVC, answering its questions, as well as qualifying this party's overall interest and acquisition plan for IVC.

         During the week of August 27, 2001, Inverness' financial advisors circulated a draft letter of intent to IVC and its representatives. During the next several weeks, numerous drafts of the letter of intent circulated among the parties. On September 11, 2001, the Inverness board of directors held a special meeting during which the directors reviewed a detailed information package on IVC that Mr. Zwanziger had sent to the board and discussed the possible acquisition of IVC by Inverness. At the meeting, the board of directors gave Mr. Zwanziger authorization to enter into a non-binding letter of intent for Inverness to acquire IVC.

         On September 14, 2001, William Hennrich, a member of the board of directors of IVC, and Messrs. Potenza and Bocchino met at Inverness' headquarters in Waltham, Massachusetts with Messrs. Zwanziger, Bernardo, Shaffer and Paul Hempel, General Counsel and Secretary of Inverness, Kenneth Legg, Executive Vice President of Inverness, and Duane James, Vice President, Finance and Treasurer of Inverness, and the financial advisors of both parties to discuss Inverness' business plan and operating strategy going forward.

         On September 20, 2001, Messrs. Shaffer, Bernardo, Bocchino and Kearns, and the financial advisors for both parties met by teleconference with representatives from Congress Financial to discuss Inverness' interest in acquiring IVC and to provide an overview to Congress Financial of Inverness' business.

         On September 21, 2001, RBC presented to the board of directors of IVC the acquisition process, highlighting the proposal of Inverness and the acquisition proposal of another bidder. Mr. Kearns was also present at that meeting. RBC also noted that there was one other indication of interest, but discussed that at this time this indication of interest was less attractive than the other two up for discussion. After reviewing the entire sale process and RBC's presentation, the board of directors unanimously authorized IVC to enter into a letter of intent with Inverness. As a result, on September 21, 2001, IVC and Inverness entered into a non-binding letter of intent for

Inverness to acquire all of the capital stock of IVC. Also on September 21, 2001, four stockholders of IVC holding approximately 42.3% of IVC's common stock entered into voting agreements with Inverness agreeing to vote in favor of the acquisition of IVC by Inverness. On September 24, 2001, the parties publicly announced that they had entered into the letter of intent and the voting agreements.

         Also on September 24, 2001, IVC received a new indication of interest from the other bidder. After internal discussions about this indication of interest, on September 25, 2001, RBC presented this offer to IVC's board of directors. After reviewing this indication of interest, the board of directors determined that the new offer was not superior to Inverness' offer and rejected the new offer.

         On October 10, 2001, Messrs. Yonkin, Shaffer, Bernardo and Bocchino and both Inverness' and IVC's financial advisors participated in a conference call with Congress Financial to discuss, in greater detail, Inverness' business plan and strategy for IVC.

         On October 12, 2001, representatives of Foley, Hoag & Eliot LLP, Inverness' legal counsel, circulated a draft of the merger agreement to IVC and its advisors. During the next two months, representatives of Foley, Hoag and Rosenman & Colin LLP, legal counsel to IVC, negotiated the merger agreement and circulated new drafts of the merger agreement among the parties.

         On October 17, 2001, at a regularly scheduled board meeting, a representative of RBC presented a progress report to the board of directors of IVC on the status of the proposed acquisition of IVC by Inverness.

         On October 31, 2001, Messrs. Edell and Zwanziger met at the Newark International Airport, to discuss Mr. Edell's future management role with IVC after the closing of the transaction and to further discuss the terms of Mr. Edell's employment agreement.

         On November 9, 2001, Messrs. Bernardo, Shaffer and Bocchino, and IVC's and Inverness' financial advisors met at Inverness' facilities in Waltham, Massachusetts to discuss issues related to the integration of Inverness' and IVC's respective businesses.

         On November 19, 2001, Inverness and IVC entered into a mutual confidentiality agreement, covering the confidential and proprietary information disclosed by the parties to each other. This agreement superseded an agreement dated June 25, 2001 between Inverness Medical Technologies, Inc. and IVC. Following the signing of the confidentiality agreement and over the course of the period until the signing of the merger agreement, IVC sent various materials and information regarding IVC to Foley, Hoag in response to Foley, Hoag's due diligence request list. Over this same period, Inverness, Foley, Hoag and other advisors for Inverness conducted a due diligence review of IVC.

         On December 6, 2001, at a regularly scheduled board meeting, Inverness' board of directors discussed the status of the proposed acquisition of IVC, the integration of IVC's and Inverness' respective businesses and the status of the discussions with Congress Financial. At this meeting, the Inverness board of directors authorized Inverness to acquire IVC and approved the terms of the merger agreement.

         On December 13, 2001, Messrs. Shaffer, Yonkin and Bocchino, and Bernardo (via conference call), and representatives from the parties' financial advisors met with Congress Financial in New York City to discuss in more detail the merits of the proposed transaction, pro-forma financial information and proposed amendments to the Congress Financial loan agreements.

         On December 18, 2001, at a special board meeting, Inverness' board of directors was given an update on the status of the proposed transaction with IVC.

         On December 20, 2001, representatives of RBC outlined and discussed the financial terms of the proposed transaction and presented to the IVC board of directors the financial analyses described under "Opinion of IVC's Financial Advisor" on page 26. During this meeting, the board received the oral opinion of RBC, later confirmed by the delivery of a written opinion dated December 20, 2001 (and later updated on January 17, 2002 again, orally, and subsequently confirmed in writing, to reflect the all cash consideration), that as of that date and subject to the matters and assumptions set forth in its opinion, the $2.50 in consideration to be received in the merger by holders of IVC common stock was fair from a financial point of view. The board of directors of IVC unanimously approved the merger with Inverness.

         On December 21, 2001, IVC and Inverness executed a definitive merger agreement. The merger agreement provided that each stockholder of IVC would receive $2.50 in cash for each share of IVC common stock that the stockholder owned, except that certain of the principal stockholders of IVC would receive common stock of Inverness valued at $2.50 for each share of IVC common stock that they owned. Also on December 21, 2001, Mr. Edell entered into his employment agreement with Inverness and two more stockholders of IVC entered into voting agreements supporting the acquisition of IVC by Inverness. On the same day, the parties issued a joint press release announcing the signing of the merger agreement.

         After the merger agreement was signed on December 21, 2001, representatives of IVC and Inverness began preparing the proxy statement to be sent to IVC's stockholders to approve the merger agreement. Inverness' legal advisors contacted the Securities and Exchange Commission and were given informal guidance that, because some of IVC's stockholders were receiving common stock of Inverness, IVC would need to include historical and pro forma financial statements and financial information of Inverness in IVC's proxy statement, including financial information in connection with Inverness' recently completed acquisition of Unipath Limited. After discussions with their respective advisors, Inverness and IVC concluded that it would likely delay the transaction to include in IVC's proxy statement these financial statements and financial information. As a result, Inverness proposed to amend the merger agreement to provide that all of the stockholders of IVC receive $2.50 in cash for each share of IVC that they owned. The all cash transaction proposed by Inverness would simplify IVC's proxy statement because the proxy statement would not have to include the financial statements and financial information of Inverness.

         The Inverness board of directors approved the all cash transaction structure and amended and restated merger agreement by unanimous written consent on January 17, 2002. On January 17, 2002, the IVC board of directors held a meeting and unanimously approved the all cash transaction structure and the amended and restated merger agreement. On January 22, 2002 the parties executed the amended and restated merger agreement.


IVC'S REASONS FOR THE MERGER

     Our board of directors, after careful consideration, unanimously approved the merger agreement. Our board of directors recommends that IVC's stockholders adopt and approve the merger and the merger agreement. In considering whether to approve and the merger agreement, our board of directors considered a number of factors that they believed supported their recommendation. In view of the wide variety of factors considered in connection with the evaluation of Inverness' offer, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weight to the specific factors they considered in reaching their recommendations. In reaching their recommendations, our board of directors considered a number of factors both for and against recommending the merger, including the following factors that weighed in favor of the merger:

     o the merger will provide IVC stockholders with a substantial premium for their shares compared to the market price of IVC common stock prior to the announcement of the transaction and the likelihood that it will deliver greater value to the shareholders than expected if IVC remained independent;

     o the consideration to be received by IVC stockholders in the merger will consist entirely of cash;

     o the likelihood of the consummation of the merger, the proposed structure of the transaction and anticipated closing date of the merger and the fact that, although Inverness needed to obtabin consent of its secured lender, Inverness does not have to obtain third party financing to complete the merger;

     o the presentation of RBC at our board of directors meeting on December 20, 2001, including the opinion of RBC, dated january 17, 2002, as to the fairness, from a financial point of view, of the merger consideration to be offered to the holders of IVC common stock. IVC stockholders are urged to read the RBC opinion in its entirety, the full text of which appears in Annex C;

     o our board of directors' knowledge of Inverness' business, operations, assets, financial condition, operating results and prospects, which our board of directors considered in light of the premium offered under the terms of the merger agreement;

     o current financial market conditions and historical market prices, volatility and trading information with respect to IVC common stock;

     o the fact that Delaware law entitles IVC stockholders who do not vote in favor of the merger and who file a written objection with IVC, to obtain the "fair value" of their shares, as determined by a court, if the merger is completed, as discussed on page 50, in the section entitled "Appraisal Rights";

     o our board of directors belief that the merger agreement, including the termination fee and reimbursement of expenses payable to Inverness if the merger agreement is terminated for any of the reasons discussed on page 41 in the section entitled "Termination fees; Payment of expenses" should not unduly discourage superior third party offers and that IVC, subject to certain conditions, may enter into a superior proposal with another party;

     o our board of directors' belief that, after extensive negotiations by and on behalf of the board of directors with Inverness and its representatives, IVC has obtained the highest price per share that Inverness is willing to pay; and

     o our board of directors' concern that the debt and equity markets could deteriorate further in the future, with the effect that the per share price offered to IVC stockholders in the merger may not be available in the foreseeable future.

     Our board of directors also considered a variety of risks and other potentially negative factors concerning the merger. These included the following:

     o that following the merger, IVC stockholders will cease to participate in any future earnings growth of IVC, or benefit from any increase in the value of IVC; and

     o that should the merger not be consummated, IVC will have significant unrecouped expenses related to the failed transaction, including a possible payment of the termination fee.

     o that the cash consideration to be received by a certain few IVC stockholders generally will be taxable to the stockholder in an amount equal to the excess of the amount of the merger consideration over the stockholder's tax basis in his or her shares of IVC's common stock;

     In considering the merger, our board of directors took into account RBC's analysis of the value per share of IVC common stock. While our board of directors reviewed with RBC its financial analysis and reviewed with officers of IVC its historical and projected results, our board of directors did not independently generate their own separate financial analysis of the merger transaction.

     After considering these factors, our board of directors concluded that the positive factors outweighed the negative factors. Because of the variety of factors considered, our board of directors did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching their determination. In considering the factors described above, individual members of our board of directors may have given different weight to different factors. Our board of directors relied on the expertise of RBC Capital Markets for quantitative analysis of the financial terms of the merger. For additional information about the RBC Capital Markets opinion, see the section entitled "Opinion of IVC's financial advisor" on page 26. The determination was made after consideration of all of the factors together.

     Our board of directors has approved the merger and the merger agreement and has determined that it is fair to, and in the best interest of, IVC's stockholders. Accordingly, our board of directors unanimously recommends that you vote "FOR" the adoption and approval of the merger agreement.

RECOMMENDATION OF IVC'S BOARD OF DIRECTORS

     IVC'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. IVC'S BOARD OF DIRECTORS BELIEVES THAT THE MERGER AGREEMENT AND THE MERGER ARE ADVISABLE, FAIR TO AND IN THE BEST INTERESTS OF IVC AND ITS STOCKHOLDERS AND RECOMMENDS THAT ITS STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

     If the merger is not completed, IVC intends to continue as an independent public company and will continue to evaluate other strategic transactions or alternatives to realize value for its stockholders.

OPINION OF IVC'S FINANCIAL ADVISOR

     Pursuant to an engagement letter dated October 15, 2001, RBC Dain Rauscher Inc. ("RBC"), a member company of RBC Capital Markets, was retained by IVC to furnish an opinion as to the fairness, from a financial point of view, of the consideration to be paid in the merger.

     On December 20, 2001, RBC rendered its oral opinion to IVC's board of directors (subsequently confirmed in writing), that, as of such date and based on the procedures followed, factors considered and assumptions made by RBC and certain other limitations, the cash consideration proposed to be exchanged was fair, from a financial point of view, to the stockholders of IVC. On January 17, 2002, RBC provided a written update of its opinion to IVC's board of directors in connection with IVC and Inverness amending the terms of the Merger. A copy of RBC's written opinion dated January 17, 2002 is attached as Annex C. The IVC stockholders are urged to read the RBC opinion carefully in its entirety. This summary of the opinion is qualified in its entirety by reference to the full text of RBC's opinion.

     RBC's opinion was provided for the information and assistance of IVC's board of directors in connection with its consideration of the merger. RBC's opinion does not constitute a recommendation to any IVC stockholder as to how such stockholder should vote with respect to the merger. RBC expressed no views as to, and its opinion did not address, the merits of the underlying decision by IVC to engage in the merger or the relative merits of the merger compared to any alternative business strategy or transaction in which IVC might have engaged. RBC's opinion addresses solely the fairness, from a financial point of view, of the cash consideration to be received by the holders of common stock of IVC and does not address any other terms or agreements related to the merger.

     In rendering its opinion, RBC assumed and relied upon the accuracy and completeness of the financial, legal, tax, operating and other information provided by IVC and Inverness (including, without limitation, the financial statements and related notes thereto of IVC and Inverness). RBC did not assume responsibility for independently verifying and did not independently verify this information. With respect to the financial projections reviewed by RBC, upon advice of IVC and Inverness and with IVC's consent, RBC assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of IVC and Inverness as to the future financial performance of IVC and Inverness, respectively, and that IVC and Inverness will perform substantially in accordance with such projections. RBC expressed no opinion as to such financial projections or the assumptions on which they were based.

     Additionally, RBC was not asked to and did not consider the possible effects of any litigation, other legal claims or any other contingent matters. RBC did not assume responsibility for and did not perform any independent evaluation or appraisal of any of the respective assets or liabilities of IVC or Inverness, nor was RBC furnished with any evaluations or appraisals. RBC did not assume any obligation to conduct, and did not conduct, any physical inspection of the property or facilities of IVC or Inverness. RBC expressed no opinion as to the price at which shares of IVC common stock or Inverness common stock have traded or at which shares of common stock of IVC, Inverness or the combined company may trade at any time in the future. RBC's opinion is based on the economic, market and other conditions as they existed and the information supplied to RBC as of the date of its opinion. Events occurring after the date of RBC's opinion may materially affect the assumptions used in preparing the opinion, and RBC assumes no obligation to update, revise or reaffirm its opinion.

     For purposes of its opinion, RBC assumed that the merger will be treated as a purchase under generally accepted accounting principles. RBC also assumed that, in the course of obtaining the necessary regulatory approvals and consents for the merger, no restrictions will be imposed that have a material adverse effect on the contemplated benefits of the merger to IVC.

     In arriving at its opinion, RBC:

     o reviewed and analyzed certain publicly available financial statements and other information with respect to IVC and Inverness and certain other historical operating data relating to IVC and Inverness made available to RBC from published sources;

     o reviewed certain internal financial statements and other financial and operating data concerning IVC prepared by the management of IVC;

     o reviewed certain financial projections prepared by the management of IVC;

     o discussed the past and current operations and financial condition and the prospects of IVC with senior executives of IVC;

     o reviewed the reported prices and trading activity for IVC common stock and Inverness common stock;

     o compared the premium implied by the consideration with the premiums paid in selected precedent transactions;

     o compared the financial performance of IVC and the prices and trading activity of IVC's common stock with that of certain other comparable publicly traded companies and their securities;

     o reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

     o participated in discussions with representatives of IVC, Inverness and their financial and legal advisors; and

     o reviewed the terms of a draft of the merger agreement, dated January 22, 2002, and of certain related documents.

IVC provided RBC with forecasted financial information only through July 31, 2003 and, as a result of the limited forecast, RBC was unable to employ a discounted cash flow analysis. RBC conducted such other analyses and examinations and considered such other financial, economic and market criteria as RBC deemed necessary in arriving at its opinion.

     In delivering its opinion to the IVC board of directors, RBC prepared and delivered to IVC's board of directors written materials containing various analyses and other information material to the opinion. The following is a summary of these materials, including information presented in tabular format. To fully understand the summary of the financial analyses used by RBC, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analysis.

Implied Enterprise Value. Giving effect to the proposed cash consideration of $2.50 per share and the outstanding IVC common stock on a fully diluted basis, RBC calculated the implied enterprise value (equity value plus debt less cash and cash equivalents) of IVC in the merger to be approximately $26.4 million.

Comparable Company Analysis of IVC. RBC used a comparable company analysis to analyze IVC's implied valuation relative to a group of publicly traded companies in the nutritional supplements industry that RBC deemed for purposes of its analysis to be comparable to IVC. In this analysis, RBC compared the enterprise value of IVC implied by the consideration to be received in the merger, expressed as a multiple of last twelve months ("LTM") revenue, earnings before interest, taxes, depreciation, and amortization ("EBITDA"), and earnings before interest and taxes ("EBIT"), to the range, mean and median multiples of enterprise values of the comparable companies implied by the public trading price of their common stock, expressed as a multiple of the same operating data. In addition, RBC compared the market capitalization or equity value of IVC implied by the consideration to be received in the merger, expressed as a multiple of LTM earnings and book value, to the range, mean and median multiples of LTM earnings and book value of the comparable companies implied by the public trading price of their common stock.

     RBC compared enterprise value to LTM revenue, EBITDA, and EBIT multiples and equity value to LTM earnings and book value multiples of IVC's implied valuation with those of eleven publicly traded companies: Advanced Nutraceuticals, Inc., Herbalife International, Inc., Natrol, Inc., Natural Alternatives International, Inc., Nature's Sunshine Products, Inc., NBTY, Inc., Nutraceutical International Corporation, Perrigo Company, Twinlab Corp., USANA Health Sciences, Inc., and Weider Nutrition International Inc.

     The following table presents, as of December 18, 2001, and based on the consideration to be received in the merger, IVC's implied enterprise value to revenue, EBITDA, and EBIT and IVC's implied equity value to earnings and book value multiples and the range, mean, and median enterprise value to revenue, EBITDA, and EBIT and equity value to earnings and book value multiples for the aforementioned comparable companies for the last twelve months:

                                          COMPARABLE COMPANIES
                                   ------------------------------------
                                    LOW      HIGH      MEAN      MEDIAN  IVC (1)
                                    ---      ----      ----      ------  -------
Enterprise Value as a Multiple of:
     LTM Revenue                    0.2x      1.3x      0.6x      0.5x   0.4x
     LTM EBITDA                     2.3x      8.2x      4.9x      5.4x    nm
     LTM EBIT                       3.5x     23.0x     10.8x     10.0x    nm

Equity Value as a Multiple of:
     LTM Earnings                   5.6x     33.0x     15.5x     12.9x    nm
     Book Value                     0.1x      2.8x      1.2x      0.9x   0.5x

--------------------------------------------------------------------------------
(1) Implied IVC enterprise value and equity value based on merger consideration of $2.50 per share.

*  "nm" indicates multiple is not meaningful.

     RBC also presented selected stock market price and volume distribution data and illustrated the relative stock performance of IVC versus the comparable companies described above, the S&P Midcap Healthcare Drug Index, and the NASDAQ Composite Index.

Precedent Transaction Analysis. RBC compared implied enterprise values to LTM revenue, EBITDA, and EBIT multiples relating to the proposed merger of IVC and Inverness with enterprise values to LTM revenue, EBITDA, and EBIT multiples of target companies in selected merger and acquisition transactions involving companies in the nutritional supplements industry that were completed within the past three years, which RBC deemed comparable to the transaction between IVC and Inverness. Based on these criteria, the following nine transactions were analyzed:

     o the acquisition of NatureSmart LLC by NBTY, Inc., announced May 10, 2001;

     o the acquisition of Rexall Sundown, Inc. by Koninklijke Numico N.V., announced May 10, 2000;

     o the acquisition of Celestial Seasonings, Inc. by The Hain Food Group, announced March 6, 2000;

     o the acquisition of Worldwide Sport Nutritional Supplements, Inc. by Rexall Sundown, Inc., announced February 23, 2000;

     o the acquisition of Balance Bar Company by Kraft Foods, Inc., announced on January 21, 2000;

     o the acquisition of MET-Rx Nutrition, Inc. by Rexall Sundown, Inc., announced on December 15, 1999;

     o the acquisition of Ash Corp. by Nutrition For Life International, Inc., announced on December 2, 1999;

     o the acquisition of Prolab Nutrition, Inc. by Natrol, Inc., announced on October 10, 1999; and

     o the acquisition of Bactolac Pharmaceutical Inc. by Nutrition For Life International, Inc., announced on August 5, 1999.

     For the purpose of calculating enterprise value multiples, revenue, EBITDA, and EBIT values were derived from both the actual or estimated revenue, EBITDA, and EBIT of the target companies in the last twelve months prior to the announcement of the transaction. Financial data regarding the precedent transactions was taken from SEC filings, press releases, public databases, RBC institutional research and other Wall Street estimates.

     The following table compares the implied transaction multiples for the proposed merger of IVC and Inverness with the low, high, mean and median transaction multiples for the selected precedent transactions:

                                          PRECEDENT TRANSACTIONS
                                   -------------------------------------
                                    LOW      HIGH      MEAN      MEDIAN  IVC (1)
                                    ---      ----      ----      ------  -------
Enterprise Value as a Multiple of:
     LTM Revenue                   0.4x      3.3x      1.5x       1.1x    0.4x
     LTM EBITDA                    6.3x     31.9x     14.8x       9.5x     nm
     LTM EBIT                      6.4x     46.4x     18.3x      11.6x     nm


--------------------------------------------------------------------------------
(1) Implied IVC enterprise value based on merger consideration of $2.50 per share.

* "NM" Indicates Multiple Is Not Meaningful.

Premiums Paid Analysis. RBC compared the implied premium payable to holders of IVC common stock based on the merger consideration to the announced premiums in the nine precedent transactions. RBC compared IVC common stock price implied by the merger consideration of $2.50 per share to IVC's price per share one day, one week and one month prior to announcement to the price premiums for the same periods for the targets in the selected transactions. RBC observed that the one day, one week and one month premiums implied by the merger consideration to IVC on a historic basis were 242%, 225% and 205%, respectively.

     The following table summarizes this analysis:

                                      PRECEDENT TRANSACTION PREMIUMS
                                   -------------------------------------
                                    LOW      HIGH      MEAN      MEDIAN    IVC
                                    ---      ----      ----      ------    ---
Period Prior to Announcement Date:
     One Day                       15.4%     37.3%     25.8%      24.7%   242.0%
     One Week                      40.7%     60.8%     53.0%      57.5%   225.0%
     One Month                     50.6%     76.4%     63.3%      63.0%   205.0%

     The preparation of a fairness opinion is a complex process that involves the application of subjective business judgment in determining the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, is not necessarily susceptible to partial consideration of the analyses or summary description. RBC believes that its analyses must be considered as a whole and that selecting portions of the analyses and of the factors considered, without considering all the analyses and all of the factors, could create an incomplete or misleading view of the processes underlying its opinion. In arriving at its fairness determination, RBC considered the results of all of its analyses as well as qualitative factors, including the enhanced competitive position of the combined company from a broader suite of products, a stronger combined management team, and the greater size and critical mass of the combined company.

     In view of the wide variety of factors considered in connection with its evaluation of the fairness of the merger consideration from a financial point of view, RBC did not find it practicable to assign relative weights to the factors considered in reaching its opinion. No single company or transaction used in the above analyses as a comparison is identical to IVC or Inverness or the proposed merger. The analyses were prepared solely for purposes of RBC providing an opinion as to the fairness, from a financial point of view, to IVC of the cash consideration proposed to be exchanged in the merger and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold, which are inherently subject to uncertainty.

     In connection with its analyses, RBC made, and was provided by IVC's management with, numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond IVC's or Inverness' control. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of IVC, Inverness or their advisors, none of IVC, Inverness, RBC or any other person assumes responsibility if future results or actual values are materially different from these forecasts or assumptions.

     RBC is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     Pursuant to an engagement letter dated October 15, 2001, IVC paid RBC a nonrefundable fee of $75,000 upon the rendering of its opinion on December 20, 2001 and an additional fee of $15,000 for the delivery of an updated opinion on January 17, 2002. Payment of these fees to RBC was not contingent upon the closing of the merger. IVC has agreed to pay RBC an additional transaction fee of $250,000 for investment banking and financial advisory services upon the closing of the merger. The transaction fee is contingent upon the closing of the merger. Whether or not the transaction closes, IVC has agreed to reimburse RBC for its reasonable out-of-pocket expenses and to indemnify RBC against certain liabilities relating to or arising out of services performed by RBC in connection with the merger. The terms of the engagement letter, which IVC believes are customary for transactions of this nature, were negotiated at arms'-length between IVC and RBC, and IVC's board of directors was aware of this fee arrangement at the time of its approval of the merger agreement.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the IVC board of directors regarding the merger, IVC stockholders should note that some of IVC's stockholders, directors and executive officers have interests in the merger that are different from, or in addition to, their interests as IVC stockholders. These interests may create potential conflicts of interest. The boards of directors of Inverness and IVC were aware of these interests and took these interests into account in approving the merger and the transactions contemplated by the merger documents.

     Voting Agreements. Six stockholders of IVC who beneficially own approximately 53.3% of the outstanding IVC common stock as of the record date have entered into voting agreements in which they agreed to vote their shares of IVC common stock in favor of adoption of the merger agreement and have executed irrevocable proxies with respect to their shares in favor of Inverness. The six stockholders who have entered into the voting agreements are:

     o E. Joseph Edell, chairman of the board of directors and chief executive officer of IVC;

     o   Beverly Edell, the wife of E. Joseph Edell;

     o the Edell Family Partnership, Ethel Edell, principal, and sister-in-law of E. Joseph Edell;

     o   the Estate of Arthur Edell, the brother of E. Joseph Edell;

     o   Andrew Pinkowski, a director and former officer of IVC; and

     o   Rita Pinkowski, the wife of Andrew Pinkowski.

     IVC Stock Options. The IVC stock options held by employees under the 1995 Stock Option Plan and held by IVC's non-employee directors under the Non-Employee Directors' Stock Option Plan will be assumed in the merger. Upon the merger, options granted under either plan will become immediately exercisable in full, in accordance with their terms, for shares of Inverness common stock. The number of shares of Inverness common stock and the exercise price of these assumed options will depend on the average of the closing trading prices of Inverness common stock for the ten consecutive trading days ending with the third trading day before the closing date.

     Employment Arrangements. E. Joseph Edell, chairman of the board of directors and chief executive officer of IVC, has entered into a three year employment agreement with the surviving corporation and Inverness, dated as of December 21, 2001, and amended on January 22, 2002, which will become effective upon the completion of the merger. Such amendment to the employment agreement resulted in the exension of his non-competition period from three to five years, and a five dollar reduction to the per share exercise price of the stock options granted to him under the terms of the employment agreement. Mr. Edell will serve as chairman and chief executive officer of the surviving corporation. Inverness will grant Mr. Edell on completion of the merger a stock option to purchase 50,000 shares of common stock of Inverness at an exercise price per share that is $15.00 less than the closing trading price of Inverness' common stock on the date the option is granted; provided, however, that in no event shall the exercise price per share of such option be less than $.01. The employment agreement is attached to this document as Annex E. For more information about this employment agreement, see the section entitled - "Employment agreement" on page 45.

     Severance Arrangements. The employment agreement between E. Joseph Edell and Inverness provides that, in the case Mr. Edell is involuntarily terminated by the surviving corporation without cause, he will receive the regular installments of his annual salary, payable when and as if he had continued to be employed by the surviving corporation, from the date of the termination of his employment until the date that is three years from the date the merger is completed. In addition, in the event of his involuntary termination without cause, the stock options that Inverness is granting to Mr. Edell on completion of the merger will become fully vested. For more information about Mr. Edell's severance arrangements, see the section entitled "Employment agreement" on page 45.

     Indemnification; insurance. Inverness will cause the surviving corporation to indemnify all persons who were officers or directors of IVC before the merger to the same extent those persons were indemnified under IVC's certificate of incorporation or by-laws in effect on the date of the merger agreement or under any indemnification agreement between IVC and any such officer or director. For six years after completion of the merger, Inverness

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

will cause the surviving corporation to maintain directors' and officers' liability insurance on terms comparable to the terms of IVC's directors' and officers' liability insurance in effect on the date of the merger agreement.

COMPLETION AND EFFECTIVENESS OF THE MERGER

     The merger will be completed when all of the conditions to completion of the merger are satisfied or waived, including approval and adoption of the merger agreement by the stockholders of IVC. The merger will become effective upon the filing of a certificate of merger with the State of Delaware.

STRUCTURE OF THE MERGER AND CONVERSION OF IVC COMMON STOCK

     Nutritionals Acquisition Corporation, a wholly-owned subsidiary of Inverness, will merge with and into IVC, and IVC will survive the merger as a wholly-owned subsidiary of Inverness, and IVC will no longer exist as a separate corporation. Accordingly, IVC stockholders will not have the opportunity to participate in the earnings and growth of IVC after the merger and will not have any right to vote on corporate matters. Similarly, IVC stockholders will not face the risk of losses generated by IVC's operations or decline in the value of IVC after the merger.

     IVC stockholders will receive $2.50 in cash per share in exchange for their shares of IVC common stock.

PAYMENT OF MERGER CONSIDERATION AND SURRENDER OF STOCK CERTIFICATES

     Inverness will designate an exchange agent for purposes of making the cash payments contemplated by the merger agreement. Immediately prior to the effective time of the merger, Inverness will deposit in trust with the exchange agent cash in U.S. dollars in an aggregate amount equal to the merger consideration for all IVC stockholders. The exchange agent will, pursuant to irrevocable instructions, deliver to you your merger consideration according to the procedure summarized below.

     At the close of business on the day of the effective time of the merger, our stock ledger will be closed. As soon as reasonably practicable after the effective time of the merger, Inverness will cause the exchange agent to mail to you a letter of transmittal and instructions advising you of the effectiveness of the merger and the procedure for surrendering to the exchange agent your certificates in exchange for the merger consideration. Upon the surrender for cancellation to the exchange agent of your certificates, together with a letter of transmittal, executed and completed in accordance with its instructions, and any other items specified by the letter of transmittal, the exchange agent will promptly pay to you your merger consideration. No interest will be paid or accrued in respect of cash payments of merger consideration. Payments of merger consideration also will be reduced by applicable withholding taxes. In the event that you have lost or misplaced a certificate, you will have to send an affidavit of loss in lieu of the applicable certificate along with your transmittal letter.

     If the merger consideration (or any portion of it) is to be delivered to a person other than you, it will be a condition to the payment of the merger consideration that your certificates be properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer, that the transfer otherwise be proper and not violate any applicable federal or state securities laws, and that you provide evidence that any applicable stock transfer taxes have been paid.

     You should not forward your stock certificates to the exchange agent without a letter of transmittal, and you should not return your stock certificates with the enclosed proxy.

     At and after the effective time of the merger, you will cease to have any rights as our stockholder, except for the right to surrender your certificate in exchange for payment of the merger consideration, or, if you exercise your appraisal rights, the right to perfect your right to receive payment for your shares pursuant to Delaware law, and no transfer of IVC common stock will be made on the stock transfer books of IVC. Certificates presented to IVC after the effective time will be canceled and exchanged for cash as described above.

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

     Promptly following the date which is six months after the effective date of the merger, the exchange agent will return to Inverness all cash in its possession that constitutes any portion of the merger consideration, and the exchange agent's duties will terminate. Thereafter, stockholders may surrender their certificates to Inverness and (subject to applicable abandoned property laws, laws regarding property which is not accounted for by the laws of intestacy and similar laws) receive the merger consideration without interest, but will have no greater rights against IVC or Inverness than may be accorded to general creditors of IVC or Inverness under applicable law. None of the exchange agent, IVC, Inverness, or Nutritionals Acquisition Corporation will be liable to stockholders for any merger consideration delivered to a public official pursuant to applicable abandoned property laws, laws regarding property which is not accounted for by the laws of intestacy and similar laws.

REGULATORY FILINGS AND APPROVALS REQUIRED TO COMPLETE THE MERGER

     IVC does not believe that any material federal or state regulatory approvals, filings or notices are required by IVC or Inverness in connection with the merger other than:

     o such approvals, filings or notices required pursuant to federal and state securities laws;

     o approval of the New Jersey Department of Environmental Protection, pursuant to the Industrial Site Recovery Act. Under the terms of the Act, IVC must give notice to the New Jersey Department of Environmental Protection, stating that it is planning to transfer its operation. Once notice is submitted, IVC is required to either obtain a further no action letter from the New Jersey Department of Environmental Protection or a New Jersey Department of Environmental Protection approved remedial action work plan or agreement as a precondition for the transferring of ownership of the IVC facilities; and

     o the filing of the certificate of merger with the Secretary of State of the State of Delaware.

     IVC does not believe any other material third party consents will be required in connection with the Merger.

DEREGISTRATION OF IVC COMMON STOCK AFTER THE MERGER

If the merger is completed, the IVC common stock will no longer be traded on the OTC Bulletin Board and will be deregistered under the Securities Exchange Act.

ACCOUNTING TREATMENT OF THE MERGER

     We intend to account for the merger as a purchase for financial reporting and accounting purposes, under generally accepted accounting principles. After the merger, the results of operations of IVC will be included in the consolidated financial statements of Inverness. The purchase price, which is equal to the aggregate merger consideration, will be allocated based on the fair values of the IVC assets acquired and the IVC liabilities assumed. If the purchase price exceeds the fair value of IVC's net tangible assets, Inverness will first allocate the remaining purchase price to identifiable intangible assets based on their respective fair values, with the residual purchase price, if any, allocated to goodwill. These allocations will be made based upon valuations and other studies that have not yet been finalized. The intangible assets, if any, will be amortized by charges to operations over their estimated useful lives. The amount allocated to goodwill will not be subject to recurring amortization, but instead will be subject to an annual impairment test.

     If the purchase price is less than the value of the assets acquired, Inverness will first reduce the carrying value assigned to the long-lived assets, on a pro-rata basis. Any remaining value would be recorded as an extraordinary gain in the period of acquisition. Inverness has not yet made any determination as to how it will allocate the purchase price.


IVC STOCKHOLDERS' APPRAISAL RIGHTS

     Even if the merger is approved by IVC's stockholders, any IVC stockholders who do not vote in favor of the adoption and approval of the merger agreement and who have previously taken necessary steps under Delaware law may exercise rights of appraisal under Delaware law, rather than to receive the merger consideration in the merger. Generally, under Section 262 of the Delaware General Corporation Law, a stockholder who:

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


     o holds shares of IVC's stock on the date that it makes a demand in accordance with Section 262 with respect to those shares, which demand must be made before the IVC stockholder vote on the merger,

     o continuously holds those shares through the effective time of the merger, and

     o has not voted in favor of the adoption and approval of the merger agreement,

will be entitled to an appraisal by the Delaware Court of Chancery of the fair value of those shares, excluding any appreciation or depreciation resulting from the anticipation or accomplishment of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. The surviving corporation in the merger will then be required to pay the stockholder the fair value determined by the court. A stockholder who wishes to exercise appraisal rights must deliver a written demand for appraisal to IVC before the vote of IVC's stockholders is completed.

     The provisions of Delaware law governing appraisal rights are complex, and you should study them carefully if you wish to exercise appraisal rights; certain actions by a stockholder can prevent that stockholder from successfully asserting these rights, and multiple steps must be taken to properly perfect the rights. See "Appraisal Rights" on page 50 for more detail.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following is a summary of the United States federal income tax consequences generally applicable to you, as a stockholder of IVC, if you are a United States person as defined for United States federal income tax purposes and you hold your shares of IVC common stock as a capital asset.

     As a result of the merger, you would be considered for federal income tax purposes to have sold your IVC stock for cash and would recognize taxable gain or loss with respect to your shares of IVC common stock surrendered in the merger, in an amount equal to the difference between:

     o   the amount of cash you received in the merger, and

     o   your adjusted basis in your shares of IVC common stock.

Any gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if, at the effective time of the merger, you have held the IVC common stock for more than one year.

     This discussion may not apply to IVC stockholders who acquired their IVC common stock pursuant to the exercise of director or employee stock options or other compensation arrangements with IVC or who are not citizens or residents of the United States or who are otherwise subject to special tax treatment.

     The merger transaction may also be a taxable transaction under applicable state, local and foreign tax laws. You are urged to consult your tax advisor with respect to the tax consequences of the merger, including the effects of applicable state, local, foreign or other tax laws.


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

                              THE MERGER AGREEMENT

     This section summarizes the material provisions of the merger agreement. The following is not a complete statement of all the provisions of the merger agreement. Detailed terms and conditions are contained in the merger agreement, a copy of which is attached to this proxy statement as Annex A and is incorporated into this proxy statement by reference. For a complete presentation of this information, please read the full text of the merger agreement.

THE STRUCTURE OF THE MERGER

     Nutritionals Acquisition Corporation, a wholly-owned subsidiary of Inverness, will merge with and into IVC and IVC will survive the merger as a wholly-owned subsidiary of Inverness. IVC stockholders will receive $2.50 cash in exchange for each share of IVC common stock they own. Shares of IVC common stock for which dissenters' appraisal rights are validly exercised will not receive cash. Instead, holders of these dissenting shares will receive only the payment that they are entitled to receive as determined, after litigation, by the Delaware Chancery Court. See "Appraisal Rights" on page 50.

EXCHANGE OF IVC COMMON STOCK FOR CASH

     IVC stockholders will receive $2.50 in cash for each share of IVC common stock held immediately before the merger.

CONVERSION OF OPTIONS

     When the merger is completed, each option to purchase shares of IVC common stock will be assumed by Inverness and converted into an option to purchase shares of Inverness common stock. The options granted by IVC to its employees and non-employee directors under the 1995 Stock Option Plan and the Non-Employee Directors' Stock Option Plan will become immediately exercisable in full upon completion of the merger. IVC has outstanding options to acquire 610,230 shares of IVC common stock as of December 7, 2001.

     In connection with this conversion:

     o each assumed IVC option can be exercised only for Inverness common stock;

     o the number of whole shares of Inverness common stock issuable on exercise of the option will be determined by multiplying the number of shares of IVC common stock subject to the IVC option immediately before the completion of the merger by the exchange ratio (described below), rounded down to the nearest whole number of shares; and

     o the exercise price of the assumed IVC option will be determined by dividing the exercise price of the IVC option by the exchange ratio, rounded up to the nearest whole cent.

     The exchange ratio will be determined by dividing $2.50 by the average of the closing trading prices of Inverness' common stock as reported on the American Stock Exchange for the ten consecutive trading days ending with the third trading day immediately preceding the date the merger is completed.

     For example, if the average of the closing trading prices of Inverness common stock for the ten consecutive trading days ending with the third trading day preceding the date the merger is completed equals $20.00, the exercise price of an IVC option is $1.00 and the option holder holds an option to acquire 200 shares of IVC common stock, then

     o   the exchange ratio = $2.50 / $20.00 = .125

     o   the number of shares of Inverness issuable = 200 x .125 = 25; and

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

     o   the exercise price = $1.00 / .125 = $8.00.

Thus, this IVC stockholder could exercise the option to acquire 200 shares of IVC common stock for 25 shares of Inverness common stock at an exercise price of $8.00 per share.

CONDITIONS TO THE MERGER

Conditions to obligations of parties to the merger agreement

     None of Inverness, Nutritionals Acquisition Corporation or IVC is obligated to complete the merger unless various conditions are satisfied or waived, including:

     o   the IVC stockholders shall have approved the merger agreement;

     o   no law, order or injunction shall prohibit completion of the merger;

     o no action or proceeding shall be pending before any governmental entity seeking to:

            o restrain or prohibit the ownership or operation by Inverness of all or any portion of IVC's business or to require Inverness to dispose of or hold separately all or any portion of the business or assets of IVC, Inverness or their subsidiaries;

            o impose limitations on Inverness' ability to exercise full rights of ownership of the shares of IVC common stock acquired in the merger; or

            o require Inverness to divest shares of IVC common stock that it acquires in the merger.

Conditions to obligations of IVC

     IVC is not obligated to complete the merger unless various conditions are satisfied or waived, including:

     o the representations and warranties of Inverness and Nutritionals Acquisition Corporation in the merger agreement must be true and correct as of the date of the merger agreement and as of the time of completion of the merger. However, if any of these representations and warranties are not then true and correct, this condition will be satisfied if the inaccuracies, or breaches of representations and warranties, taken together, do not cause a material adverse effect on Inverness, other than with regard to the following representations and warranties, each of which must be materially correct at the time of completion of the merger:

            o those concerning Inverness' and Nutritionals Acquisition Corporation's capital stock; and

            o those concerning Inverness' and Nutritionals Acquisition Corporation's legal power to enter into the merger, board approval of the merger, lack of breach of laws or conflicts with Inverness' or Nutritionals Acquisition Corporation's material agreements and lack of need for governmental approvals for the merger; and

     o Inverness and Nutritionals Acquisition Corporation have performed and complied in all material respects with all covenants, obligations and conditions of the merger agreement that they are required to perform and comply with by the completion of the merger.


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


Conditions to obligations of Inverness and Nutritionals Acquisition Corporation

     Inverness and Nutritionals Acquisition Corporation are not obligated to complete the merger unless various conditions are satisfied or waived, including:

     o the representations and warranties of IVC in the merger agreement must be true and correct as of the date of the merger agreement and as of the time of completion of the merger. However, if any of these representations and warranties are not then true and correct, this condition will be deemed satisfied if those inaccuracies, or breaches of representations and warranties, taken together, do not cause a material adverse effect on IVC, other than with regard to the following representations and warranties, each of which must be materially correct upon the completion of the merger:

            o  those concerning IVC's capital stock;

            o those concerning IVC's legal power to enter into the merger, board approval of the merger, lack of breach of laws or conflicts with IVC's material agreements and lack of need for governmental approvals for the merger;

            o those concerning receipt by IVC from RBC Capital Markets of an opinion that the merger consideration is fair to the stockholders of IVC from a financial point of view;

            o those concerning the actions by IVC's board of directors to prevent application of corporate laws restricting business combinations from applying to the execution of the merger agreement, the voting agreements and the completion of the merger and the other related transactions described in this document.

     o IVC has performed and complied in all material respects with all covenants, obligations and conditions of the merger agreement that it is required to perform and comply with by the completion of the merger;

     o   no material adverse effect on IVC has occurred and is continuing;

     o IVC has received regulatory approvals from certain governmental entities regarding transfer of the business to Inverness;

     o IVC has received consents, approvals and waivers with regard to the merger from certain parties to other agreements with IVC; and

     o shares of IVC common stock for which dissenters' appraisal rights have been validly exercised will not be more than 20% of all outstanding shares of IVC common stock immediately before the completion of the merger.

     It was also a condition to the obligation of Inverness and Nutritionals Acquisition Corporation to complete the merger that IVC amend its loan agreements with Congress Financial Corporation in a manner satisfactory to Inverness and that Inverness obtain the consent of its secured lender to the merger. Such conditions have either been satisfied or waived as of the date of this proxy statement.

     The term "material adverse effect" in the merger agreement means any change, event, violation, inaccuracy, circumstance or effect that is or is reasonably likely to be materially adverse to the business, assets, capitalization, financial condition, operations or results of operations of a party and its direct and indirect subsidiaries, taken as a whole, except that it does not include:

     o   changes in general economic conditions;

     o changes affecting generally the participants in the industries in which Inverness and IVC operate; or

     o   changes in the trading prices of the capital stock of Inverness or IVC.

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

LIMIT ON OTHER NEGOTIATIONS; SUPERIOR PROPOSALS

     The merger agreement contains detailed provisions prohibiting IVC from seeking an alternative transaction regarding the acquisition of IVC. Under these "nonsolicitation" provisions, IVC has agreed that until the merger is completed or until the merger agreement is terminated, neither IVC nor any of its affiliates will take any of the following actions and they will not authorize or permit any of their officers, directors, employees, representatives or agents to do so:

     o solicit, initiate or encourage any acquisition proposal, as defined below;

     o participate in any negotiations or discussions of any acquisition proposal;

     o furnish any nonpublic information with respect to any acquisition proposal;

     o approve, endorse or recommend any acquisition proposal, except as described below with regard to a superior proposal; or

     o enter into any letter of intent or any similar agreement contemplating or relating to an acquisition proposal.

     However, if IVC receives an unsolicited, written, bona fide acquisition proposal prior to the IVC stockholders meeting that its board of directors reasonably concludes, after consultation with a financial advisor of national standing, may constitute a superior offer, as defined below, IVC may furnish nonpublic information regarding itself and may enter into discussions with the person who has made the acquisition proposal, if:

     o neither IVC nor any its representatives of IVC or its subsidiaries have violated the provisions of the merger agreement related to nonsolicitation;

     o IVC's board of directors concludes in good faith, after consultation with outside legal counsel, that this action is required for the board to comply with its fiduciary obligations to IVC's stockholders under applicable law;

     o prior to furnishing nonpublic information to, or entering into any discussion with, a person making the acquisition proposal, IVC gives Inverness written notice of the acquisition proposal, including the identity of the person making the acquisition proposal and the material terms and conditions of the acquisition proposal;

     o IVC gives Inverness two business days advance written notice of its intention to furnish nonpublic information or enter into discussions regarding an acquisition proposal;

     o IVC obtains a confidentiality agreement at least as protective as the confidentiality agreement it signed with Inverness in connection with the merger; and

     o at the same time IVC furnishes nonpublic information to a person making an acquisition proposal, it furnishes the same information to Inverness.

An "acquisition proposal" is any proposal with respect to:

     o the acquisition of securities of IVC that would result in any person or group beneficially owning 15% or more of the voting securities of IVC or any of its subsidiaries;

     o a tender offer or exchange offer that would result in any person or group beneficially owning 15% or more of the voting securities of IVC or any of its subsidiaries;

     o a merger, consolidation, business combination, or similar transaction involving IVC and any person after which the holders of IVC voting stock, immediately before the transaction, will not own 85% of the equity interests in the surviving entity immediately after the transaction;

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

     o the sale, lease, exchange, license (other than in ordinary course of business) or disposition of any material assets of IVC; or

     o   the dissolution or liquidation of IVC.

     A "superior offer" with respect to IVC means an unsolicited, bona fide written proposal from a third person to complete any of the following transactions:

     o a merger or consolidation involving IVC after which the stockholders of IVC immediately preceding the transaction, own less than 50% of the equity interests in the surviving entity immediately after the transaction;

     o the acquisition by any person or group, including by way of a tender offer or an exchange offer or two-step transaction involving a tender offer followed with reasonable promptness by a merger involving IVC, directly or indirectly, of 100% of the then outstanding shares of IVC;

on terms that the board of IVC determines, in its reasonable judgment, after consultation with a financial advisor of national standing, are more favorable to IVC's stockholders than the terms of the merger. An offer will not be a superior offer if any financing required to complete the proposed transaction is not committed (and evidence of the commitment provided to Inverness) and if the financing is not reasonably likely in the reasonable judgment of IVC's board, after consultation with its financial advisor, to be obtained by the person making the offer on a timely basis.

     IVC's board may, without breaching the merger agreement, withhold, withdraw, amend or modify its recommendation in favor of the merger if:

     o   a superior offer is made and not withdrawn;

     o IVC has provided written notice to Inverness advising Inverness that it has received a superior offer, including the identity of the person making the superior offer and the material terms and conditions of the superior offer;

     o Inverness does not, within five written days of receipt of this written notice, make an offer that the board of IVC determines by majority vote in its good faith judgment, after consultation with a financial advisor of national standing, is at least as favorable to IVC's stockholders as the superior offer;

     o the board of IVC reasonably concludes, after consultation with its outside counsel, that in light of the superior offer, the withholding, withdrawing, amending or modifying of its recommendation in favor of the merger is required for the board to comply with its fiduciary obligations to the IVC stockholders under applicable law; and

     o IVC has not violated the nonsolicitation provisions in the merger agreement.

     IVC has agreed to provide Inverness with two business days prior notice (or such lesser notice as the IVC board receives) of any board meeting at which IVC is expected to consider any acquisition proposal to determine whether it is a superior offer. Even if the board's recommendation is withheld, withdrawn, amended or modified, IVC must still call and convene the IVC stockholders meeting to consider approval of the merger with Inverness.

     The merger agreement also does not prevent IVC or the IVC board from taking and disclosing to IVC's stockholders a position contemplated by Rules 14d-9 and 14e-2(a) under the Securities Exchange Act of 1934 regarding tender or exchange offers, but the IVC board cannot recommend that the IVC stockholders tender their IVC stock in response to a tender or exchange offer, unless the board determines in its good faith judgment, after consultation with outside counsel and a financial advisor of national standing, that the tender or exchange offer constitutes a superior offer and that this recommendation is required for the board to comply with its fiduciary obligations to the IVC stockholders under applicable law.

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


TERMINATION

     The merger agreement may be terminated at any time prior to the completion of the merger, whether before or after approval of the merger by the IVC stockholders:

     o   by the mutual written consent of Inverness and IVC;

     o   by either Inverness or IVC if

            o the merger has not been completed by May 31, 2002, except that a party may not terminate the merger agreement if that party's action or failure to act resulted in the merger not being completed by that date;

            o a governmental authority has issued a final, nonappealable order, decree or ruling, or taken any other action, that would permanently prohibit the merger; or

            o the stockholders of IVC fail to approve the merger agreement and the merger, except that IVC may not terminate the merger agreement if the stockholder approval was not obtained either because of IVC's action or failure to act, which constitutes a material breach of the merger agreement or a breach by one of the IVC stockholder parties to the voting agreements, described below;

     o   by Inverness if

            o IVC has breached any representation, warranty, covenant or agreement in the merger agreement and the breach would cause IVC to fail to satisfy a closing condition, and the breach is not cured within 15 days after written notice to IVC if the breach is curable, except that Inverness cannot terminate the merger agreement if it is at that time in material breach;

            o at any time before the approval of the merger agreement and the merger by the IVC stockholders, a triggering event, as defined below, occurs;

            o IVC has not amended its loan agreements with Congress Financial Corporation in a manner satisfactory to Inverness by February 19, 2002; or

            o Inverness has not obtained the consent of its secured lender to the merger by February 19, 2002.

     o by IVC if Inverness has breached any representation, warranty, covenant or agreement in the merger agreement and the breach would cause Inverness to fail to satisfy a closing condition, and the breach is not cured within 15 days after written notice to Inverness if the breach is curable, except that IVC cannot terminate the merger agreement if it is at that time in material breach.

     A "triggering event" means any of the following:

     o IVC's board withdraws, amends or modifies adversely to Inverness its recommendation to the IVC stockholders to approve and adopt the merger agreement or the merger;

     o IVC fails to include in this proxy statement the recommendation of IVC's board in favor of the approval of the merger agreement and the merger;

     o if an acquisition proposal, as defined above, is announced and IVC's board does not publicly reaffirm its recommendation in favor of approval of the merger agreement and the merger within 10 business days after Inverness requests that it do so;

     o   IVC's board approves or publicly recommends an acquisition proposal;

     o IVC enters into a letter of intent or any similar agreement accepting an acquisition proposal;

     o IVC materially breaches any of its obligations related to the calling and holding of the IVC stockholders' meeting, its recommendation for approval of the merger agreement and the merger, the nonsolicitation of acquisition proposals, confidentiality and access to information, or the board's action to prevent certain laws against business combinations from applying to the merger agreement, the voting agreements or any of the transactions contemplated by these documents; or

     o IVC fails to send a statement to IVC stockholders within 10 business days after the commencement of a tender or exchange offer, recommending rejection of the tender or exchange offer.

     Termination of the merger agreement will generally terminate the obligations of the parties to perform their covenants in the merger agreement, except that the parties must continue to comply with various miscellaneous provisions, including continuing mutual confidentiality provisions, and, if applicable, concerning termination fees and the payment of expenses, as described below.

TERMINATION FEES; PAYMENT OF EXPENSES

     IVC has agreed to pay Inverness a termination fee of $800,000 if:

     o either Inverness or IVC terminate the merger agreement after the IVC stockholders vote against approval of the merger agreement, but only if after the date of the merger agreement and before termination of the merger agreement, an acquisition proposal has been announced, and either IVC enters into a letter of intent or similar agreement or completes a transaction in which majority control of IVC's voting stock or more than 50% of its assets are acquired by a third party within 12 months after termination of the merger agreement;

     o before a stockholder vote is taken, a triggering event occurs and Inverness terminates the merger agreement.

     Other than with regard to the termination fee, Inverness and IVC have generally agreed that each party will bear its own costs and expenses whether or not the merger is completed, except that:

     o if the merger agreement is permissibly terminated by IVC for Inverness' breach of any representation, warranty, obligation or agreement of Inverness in the merger agreement, then Inverness will pay IVC's fees and expenses, including its fees of attorneys, accountant and financial advisors, incurred in connection with the merger agreement and the transactions contemplated by it, up to $200,000;

     o if the merger agreement is permissibly terminated by Inverness in connection with IVC's breach of any representation, warranty, obligation or agreement of IVC in the merger agreement, then IVC will pay Inverness' fees and expenses, including its fees of attorneys, accountant and financial advisors, incurred in connection with the merger agreement and the transactions contemplated by it, up to $200,000; and

     o if the merger agreement is permissibly terminated by Inverness after a triggering event or by Inverness or IVC after the IVC stockholders vote against approval of the merger agreement, IVC will pay Inverness' fees and expenses, including its fees of attorneys, accountants and financial advisors, incurred in connection with the merger agreement and the transactions contemplated by it, up to $200,000.

CONDUCT OF BUSINESS OF IVC

     In the merger agreement, IVC agreed to conduct its business in the ordinary course before the completion of the merger and not to take various actions that could affect its business without the prior consent of Inverness. For instance, until the termination of the merger agreement or completion of the merger, IVC will not, except with the consent of Inverness:

     o waive any stock repurchase rights, accelerate, amend or change the vesting of options or repurchase rights of restricted stock, or reprice options granted to any employee, consultant or director, or pay cash in exchange for any options or take these actions with regard to warrants or other rights to acquire IVC stock;

     o grant any severance or termination pay to any officer or employee, except under existing agreements or policies, or adopt any new severance plan;

     o transfer or license to any person or modify existing rights to any of IVC's intellectual property, except for non-exclusive licenses in the ordinary course of business consistent with past practice;

     o declare, set aside or pay any dividends or make other distributions on IVC's capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any securities with regard to any capital stock;

     o purchase, redeem or otherwise acquire any shares of IVC capital stock or of the capital stock of its subsidiaries, except repurchases of unvested shares at cost in connection with termination of employment with employees pursuant to agreements in effect on the date of the merger agreement;

     o issue, deliver, sell, authorize, pledge or encumber any shares of IVC capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire any shares of its capital stock, or enter into other agreements obligating it to issue these types of securities, except for those issuable under existing option agreements;

     o amend the certificate of incorporation or by-laws of IVC or any of its subsidiaries;

     o acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, any material business or any corporation, partnership, association or other business organization or otherwise acquire or agree to sell any assets which are material to IVC's business or enter into any joint venture;

     o enter into any material strategic relationship in which it agrees to share profits, pay royalties, or grant exclusive rights to material assets of IVC to any third party;

     o sell, lease, license, encumber or dispose of any properties or assets which are material to the business of IVC;

     o borrow any money or guarantee any indebtedness of another person or issue or sell any debt securities, options, warrants, calls or other rights to acquire debt securities of IVC, enter into any "keep well" or other agreement to maintain any financial statement condition other than ordinary course financing of trade payables consistent with past practice or pursuant to existing credit agreements in the ordinary course of business;

     o adopt or amend any employee benefit or stock purchase or stock option plan, or enter into any employment contract or collective bargaining agreement, pay any special bonus or remuneration to any director or employee, or increase salaries, wage rates or fringe benefits of directors, officers, employees or consultants other than in the ordinary course of business consistent with past practices or materially change any management procedures;

     o make capital expenditures outside of the ordinary course of business in excess of $25,000 in the aggregate;

     o amend or terminate any contract to which IVC or any of its subsidiaries is a party or enter into any agreement which requires IVC to pay more than $25,000 over the life of the agreement;

     o settle any material litigation or waive, release or assign any material rights or claims in litigation;

     o enter into, modify, amend or cancel any development services, licensing, distribution, sales, sales representation or other similar agreement with respect to any material intellectual property other than in the ordinary course of business consistent with past practice;

     o materially revalue any of its assets or, except as required by generally accepted accounting principles, make any change in its accounting methods;

     o take any action intended to adversely impact any of the transactions contemplated by the merger agreement; or

     o agree in writing or otherwise to do any of the things described in this section.

REPRESENTATIONS AND WARRANTIES

     The merger agreement contains various representations and warranties of IVC, including representations and warranties as to:

     o IVC's due organization, valid existence and good standing and its corporate power and authority to own and operate its properties and carry on its business;

     o IVC's capitalization and the ownership of IVC capital stock and obligations with regard to IVC capital stock;

     o IVC's power and authority to enter into and perform its obligations under the merger agreement and ancillary agreements;

     o third party consents required for the merger and the absence of conflict between (a) the merger agreement and related agreements, on the one hand, and (b) IVC's corporate documents, applicable law and IVC material contracts on the other;

     o the accuracy of IVC's securities filings, and IVC's financial statements included in them;

     o absence of certain changes in IVC's business since October 31, 2001, the date of the last IVC financial statements filed with the SEC;

     o   IVC's timely filing of tax returns and IVC's liabilities for taxes;

     o IVC's good, unencumbered title to its property and the good condition of its leases;

     o IVC's ownership of intellectual property, the absence of infringement of third party intellectual property rights by IVC and the absence of any litigation or decree related to IVC's intellectual property or its products or services;

     o IVC's compliance with all applicable laws, including employment, health and safety, environmental, and immigration laws and regulations;

     o the absence of any pending or threatened litigation against IVC, its subsidiaries, their properties and their businesses;

     o   IVC's employee benefit plans;

     o IVC's environmental compliance and the absence of environmental claims against it;

     o   IVC's material contracts;

     o   brokers' fees or finders' fees;

     o IVC's insurance coverage and the absence of claims under its insurance policies;

     o the receipt by IVC's board of an opinion from RBC Capital Markets that the merger consideration is fair to the IVC stockholders from a financial point of view;

     o board action to prevent applicable corporate laws impeding business combinations from applying to the merger agreement and the merger and the voting agreements;

     o   IVC's relationships with significant customers and suppliers;

     o   IVC's existing inventory;

     o   the condition of IVC's material equipment and personal property; and

     o   the state of IVC's receivables.

     The merger agreement contains various representations and warranties of Inverness and Nutritionals Acquisition Corporation, including representations and warranties as to:

     o their due organization, valid existence and good standing and their corporate power and authority to own and operate their properties and carry on their business;

     o their capitalization and the ownership of their capital stock and obligations with regard to Inverness capital stock;

     o Inverness' and Nutritionals Acquisition Corporation's power and authority to enter into and perform their obligations under the merger agreement;

     o the third party consents required for the merger and the absence of conflict between (a) the merger agreement and ancillary agreements, on the one hand, and (b) Inverness' and Nutritionals Acquisition Corporation's corporate documents, applicable law and material contracts, on the other;

     o the accuracy of Inverness' securities filings and the financial statements included in them;

     o the absence of certain changes in Inverness' business since September 30, 2001, the date of the last Inverness financial statements filed with the SEC;

     o the absence of any pending or threatened litigation against Inverness, its subsidiaries, their properties and their businesses; and

     o   brokers' fees or finders' fees.

INDEMNIFICATION OF IVC DIRECTORS AND OFFICERS

     Inverness will cause the surviving corporation to indemnify all persons who were officers or directors of IVC before the merger to the same extent those persons were indemnified under IVC's certificate of incorporation or by-laws in effect on the date of the merger agreement or under any indemnification agreement between IVC and any such officer or director. For six years after completion of the merger, Inverness will cause the surviving corporation to maintain directors' and officers' liability insurance on terms comparable to the terms of IVC's directors' and officers' liability insurance in effect on the date of the merger agreement.

AMENDMENT OF THE MERGER AGREEMENT

     Inverness, Nutritionals Acquisition Corporation and IVC may amend the merger agreement by signing a written agreement to do so, provided that they comply with applicable state law with respect to amending the agreement. Inverness and IVC may each extend the other's time for performance of any obligation under the merger agreement, waive inaccuracies in the other's representations and warranties and waive compliance by the other with any of the agreements or conditions in the merger agreement.

                               RELATED AGREEMENTS

     This section of the proxy statement describes agreements related to the merger agreement. The following is not a complete statement of all the provisions of these agreements. Detailed terms and conditions are contained in these agreements. A copy of the form of voting agreement is attached to this document as Annex B and a copy of the employment agreement for E. Joseph Edell is attached to this document as Annex E and both are also incorporated by reference. For a complete presentation of the related agreements, please read the relevant agreement.

IVC STOCKHOLDERS' VOTING AGREEMENTS

     Inverness required IVC stockholders E. Joseph Edell, Beverly Edell, the Edell Family Partnership and the Estate of Arthur Edell to enter into voting agreements at the time the letter of intent between Inverness and IVC was signed on September 21, 2001. Inverness then required IVC stockholders Andrew Pinkowski and Rita Pinkowski to enter into voting agreements at the time the merger agreement was signed on December 21, 2001. Mr. and Ms. Edell, the Edell Family Partnership and the Estate of Arthur Edell each amended their original voting agreement on December 21, 2001 to conform to the form of voting agreement signed by Mr. and Ms. Pinkowski. Each of these six stockholders signed an acknowledgment on January 22, 2002 confirming that their respective voting agreements remained in full force and effect.

     These voting agreements require these IVC stockholders to vote all of the shares of IVC common stock beneficially owned by them in favor of the merger and against any competing acquisition proposal, and against any action or agreement that would result in a breach in any covenant, representation or warranty or any other obligation of IVC under the merger agreement or of the stockholder under his voting agreement. The voting agreements apply only to the exercise of voting rights attaching to IVC shares and shall not limit the discretion of any stockholder who is a director of IVC with respect to his duties as a director of IVC.

     In addition, each IVC stockholder who is a party to a voting agreement agreed not to sell the IVC stock and options owned, controlled or acquired, either directly or indirectly, by that person until the termination of the voting agreement.

     The IVC stockholders' voting agreements will terminate upon the earliest to occur of the termination of the merger agreement in accordance with its terms, the completion of the merger or May 31, 2002.

     As of the record date, the IVC stockholders who entered into voting agreements collectively beneficially owned 1,197,029 shares of IVC common stock which represented approximately 53.3% of the outstanding IVC common stock. None of the IVC stockholders who are parties to the voting agreements were paid additional consideration in connection with them.

EMPLOYMENT AGREEMENT

     E. Joseph Edell, chairman of the board of directors and chief executive officer of IVC, has entered into an employment agreement with Inverness and Nutritionals Acquisition Corporation. The agreement will take effect on the day the merger is completed and will replace Mr. Edell's existing employment agreement with IVC.

     Under the agreement, Mr. Edell will be employed as the chairman of the board of directors and chief executive officer of the surviving corporation. He will report to Ron Zwanziger, the president and chief executive officer of Inverness.

     The agreement has a three year term. Mr. Edell will be paid an annual salary of $250,000. He will receive the same benefits as the surviving corporation provides to its other employees generally from time to time. Inverness has agreed to grant Mr. Edell on the date the merger is completed a stock option to purchase 50,000 shares of common stock of Inverness at a price per share that is $15.00 less than the closing trading price of Inverness' common stock on the date the option is granted, provided that in no event shall the exercise price per share be less than $.01. The option will vest monthly in equal installments over three years. Mr. Edell has personally guaranteed obligations of IVC to Hoffman-LaRoche Inc. and the surviving corporation has agreed to indemnify Mr. Edell to the extent he is required to pay any of the guaranteed obligations.

     The surviving corporation may terminate Mr. Edell's employment before the end of the term. However, if it does so (other than for cause, as defined in the employment agreement), it must pay him the regular installments of his annual salary, payable when and as if he had continued to be employed by the surviving corporation, from the date of the termination of his employment until the end of the term. In addition, in the event of his involuntary termination without cause, the stock options that Inverness is granting to Mr. Edell on completion of the merger will become fully vested.

     Under the agreement, Mr. Edell has agreed to keep confidential proprietary information of the surviving corporation and its affiliates and to assign inventions to the surviving corporation. He has agreed not to compete with the surviving corporation for five years after termination of his employment and not to solicit employees of the surviving corporation and its affiliates for five years after termination of his employment.

  SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS, MANAGEMENT AND DIRECTORS OF IVC

     The following table provides information regarding the beneficial ownership of IVC's common stock as of December 31, 2001 by:

     o each person known by IVC to be the beneficial owner of more than 5% of its common stock;

     o IVC's chief executive officer and its four other most highly compensated executive officers;

     o   each director of IVC; and

     o   all executive officers and directors of IVC as a group.

     Beneficial ownership is determined according to the rules of the Securities and Exchange Commission. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The right to acquire column reflects beneficial ownership of shares subject to options that may be exercised within 60 days after 2002.

     The percentage beneficially owned by each person is based upon 2,247,797 shares of IVC common stock outstanding as of December 31, 2001. The shares that a person has the right to acquire are deemed to be outstanding solely for purposes of calculating that person's percentage ownership.

     E. Joseph Edell, Beverly Edell, the Edell Family Partnership, the Estate of Arthur Edell, Andrew Pinkowski and Rita Pinkowski have entered into voting agreements with Inverness in which they agreed to vote all of their shares of IVC common stock in favor of the approval and adoption of the merger agreement and the merger and have executed irrevocable proxies with respect to their shares in favor of Inverness.

     Unless otherwise noted below, the address of each person listed in the table is c/o IVC Industries, Inc., 500 Halls Mill Road, Freehold, New Jersey, 07728.

                                                    NUMBER OF SHARES BENEFICIALLY OWNED              PERCENTAGE
                                                    -----------------------------------              ----------
NAME AND ADDRESS                                                    RIGHT TO
OF BENEFICIAL OWNER                               OUTSTANDING        ACQUIRE        TOTAL          BENEFICIALLY OWNED
-------------------                               -----------        -------        -----          ------------------

E. Joseph Edell,  Chairman & CEO                   683,434(1)          --         683,271               30.40%

The Edell Family Partnership                       187,500                        187,500                8.34%
Channel Towers
511 Channel Towers Drive
Monmouth Beach, New Jersey 07728

The Estate of Arthur Edell                          17,586          8,750          26,336                1.17%
Channel Towers
511 Channel Towers Drive
Monmouth Beach, New Jersey 07728

Thomas E. Bocchino,  Vice President, CFO &             527(2)      25,000          25,527                1.14%
Secretary

Andrew M. Pinkowski, Director                      308,509(3)          --         308,509               13.72%

William Hennrich, Director                           1,712         52,000(4)       53,712                2.39%

David Popofsky, Director                             2,212         12,750(4)       14,962                 *

Elliot Weinberg, Director                            3,236          3,167(4)        6,403                 *

Michael G. Seaman, Director                          4,228          3,500(4)        7,728                 *

Jeffrey Edell, Director                              1,712          2,667(5)        4,379                 *

Erwin Lehr, Director                                 6,440          9,625(4)       16,065                 *

Samuel Potenza, Director                             1,775        102,521         104,296                4.64%

Michael Durso                                          691(2)      50,625          51,492                2.28%

William Lederman                                       700(2)      37,500          38,200                1.70%
American Claims Evaluation, Inc.
One Jericho Plaza
Jericho, New York 11753

American Claims Evaluation, Inc.                   300,086             --         300,086               13.35%
One Jericho Plaza
Jericho, New York 11753

All executive officers and directors as a
     group (12 persons).....................     1,015,176        299,355       1,314,531               58.48%

-----------------------

(1) Includes shares of Beverly Edell -- 75,340 shares and 13,466 shares held in joint name.

(2)  Includes shares issued pursuant to the IVC 401(k) savings plan.

(3)  Includes shares of Rita Pinkowski -- 117,981 shares.

(4) Includes grant to Directors of 2,000 shares each on September 1, 2001, which are scheduled to vest September 1, 2002.

(5) Includes grant of 667 shares on April 3, 2001, which are scheduled to vest April 3, 2002.

-----------
* Represents beneficial ownership of less than 1%.

                             STOCKHOLDER PROPOSALS

     If the merger proposal is approved, you will no longer own shares of IVC, and IVC will not solicit proxies for an annual meeting in 2002. If the merger proposal is not approved, IVC intends to conduct the next annual meeting of the stockholders in approximately June 2002. If you want to have a stockholder proposal considered for inclusion in the proxy statement for that meeting, you must submit the proposal in writing to the Secretary of IVC at its principal executive offices no later than March 1, 2002. IVC suggests that all proposals be sent by certified mail, return receipt requested.

                       WHERE YOU CAN FIND MORE INFORMATION

     Both IVC and Inverness file reports, proxy statements and other information with the SEC. Copies of our reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the
SEC:

Public Reference Room     Midwest Regional Office      Northeast Regional Office
450 Fifth Street, N.W.    Citicorp Center              233 Broadway
Room 1024                 500 West Madison Street      New York, New York 10279
Washington, D.C. 20549    Suite 1400
                          Chicago, Illinois 60661

     Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding each of us. The address of the SEC website is http://www.sec.gov.

     THIS DOCUMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE THE PROXY SOLICITATION IN THAT JURISDICTION. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN, UNDER ANY CIRCUMSTANCES, THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH OR INCORPORATED IN THIS DOCUMENT BY REFERENCE OR IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT. THE INFORMATION CONTAINED IN THIS DOCUMENT WITH RESPECT TO IVC AND ITS SUBSIDIARIES WAS PROVIDED BY IVC AND THE INFORMATION CONTAINED IN THIS DOCUMENT WITH RESPECT TO INVERNESS AND ITS SUBSIDIARIES WAS PROVIDED BY INVERNESS.

                                APPRAISAL RIGHTS

     Under the Delaware General Corporation Law, IVC stockholders may object to the merger and demand in writing that IVC pay the fair value of their shares. Determination of fair value is based on all relevant factors, but excludes any appreciation or depreciation resulting from the anticipation or accomplishment of the merger. Stockholders who elect to exercise appraisal rights must comply with all of the procedures to preserve those rights. A copy of Section 262 of the Delaware General Corporation Law, which sets forth the appraisal rights, is attached as Annex D to this proxy statement.

     Section 262 sets forth the procedures a stockholder requesting appraisal must follow. These procedures are complicated and must be followed completely. Failure to comply with the procedures may cause your appraisal rights to terminate. The following information is only a summary of the required procedures and is qualified in its entirety by the provisions of Section 262. Please review Section 262 for the complete procedures. Neither Inverness nor IVC will give you any notice other than as described in this proxy statement and as required by the Delaware General Corporation Law.

     GENERAL REQUIREMENTS. Section 262 requires generally requires the following:

          o WRITTEN DEMAND FOR APPRAISAL. You must deliver a written demand for appraisal to IVC before the vote is taken at the IVC stockholders' meeting. This written demand for appraisal must be separate from the proxy. In other words, failure to return the proxy or returning the proxy with a notation on it will not alone constitute demand for appraisal. Similarly, a vote against the merger will not satisfy your obligation to make written demand for appraisal. You should read the paragraphs below for more details on making a demand for appraisal.

          o REFRAIN FROM VOTING FOR THE MERGER PROPOSAL. You must not vote in favor of the merger agreement. If you return a properly executed proxy or otherwise vote in favor of the merger agreement, your right to appraisal will terminate, even if you previously filed a written demand for appraisal. You do not have to vote against the merger agreement in order to preserve your appraisal rights.

          o CONTINUOUS OWNERSHIP OF IVC SHARES. You must continuously hold your shares of IVC stock from the date you make the demand for appraisal through the closing of the merger.

     REQUIREMENTS FOR WRITTEN DEMAND FOR APPRAISAL

     A written demand for appraisal of IVC stock is only effective if it is signed by, or for, the stockholder of record who owns the shares at the time the demand is made. The demand must be signed as the stockholder's name appears on its stock certificate(s). If you are a beneficial owner of IVC stock but not a stockholder of record, you must have the stockholder of record for your shares sign a demand for appraisal on your behalf.

     If you own IVC stock in a fiduciary capacity, such as a trustee, guardian or custodian, you must disclose the fact that you are signing the demand for appraisal in that capacity.

     If you own IVC stock with one or more other persons, such as in a joint tenancy or tenancy in common, all of the owners must sign, or have signed for them, the demand for appraisal. An authorized agent, which could include one or more of the owners, may sign the demand for appraisal for a stockholder of record; however, the agent must expressly disclose who the stockholder of record is and that he or she is signing the demand as that stockholder's agent.

     If you are a record owner, such as a broker, who holds IVC stock as a nominee for others, you may exercise a right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising that right for other beneficial owners. In such a case, you should specify in the written demand the number of shares as to which you wish to demand appraisal. If you do not specify the number of shares, we will assume that your written demand covers all the shares of IVC stock that are in your name.

     If you are an IVC stockholder, you should address the written demand to IVC Industries, Inc., 500 Halls Mill Road, Freehold, New Jersey, 07728, Attention:
Secretary. It is important that IVC receive all written demands before the vote concerning the merger is taken. As explained above, this written demand should be signed by, or on behalf of, the stockholder of record. The written demand for appraisal should specify the stockholder's name and mailing address, the number of shares of stock owned, and that the stockholder is thereby demanding appraisal of such stockholder's shares.

     WRITTEN NOTICE. Within 10 days after the closing of the merger, IVC must give written notice that the merger has become effective to each stockholder who has fully complied with the conditions of Section 262. Except as required by law, IVC will not notify stockholders of any dates by which appraisal rights must be exercised.

     PETITION WITH THE CHANCERY COURT. Within 120 days after the closing of the merger, either IVC or any stockholder who has complied with the conditions of
Section 262 may file a petition in the Delaware Court of Chancery. This petition should request that the chancery court determine the value of the shares of IVC stock held by all of the stockholders who are entitled to appraisal rights. If you intend to exercise your rights of appraisal, you should file a petition in the chancery court. IVC has no intentions at this time to file a petition. Because IVC has no obligation to file a petition, if you do not file such a petition within 120 days after the closing, you will lose your rights of appraisal.

     WITHDRAWAL OF DEMAND. If you change your mind and decide you no longer want an appraisal, you may withdraw your demand for appraisal at any time within 60 days after the closing of the merger. You may also withdraw your demand for appraisal after 60 days after the closing of the merger, but only with the written consent of IVC. If you withdraw your demand for appraisal, you will receive the merger consideration provided in the merger agreement.

     REQUEST FOR APPRAISAL RIGHTS STATEMENT. If you have complied with the conditions of Section 262, you will be entitled to receive a statement from IVC setting forth the number of shares for which appraisal rights have been exercised and the number of stockholders who own those shares. In order to receive this statement, you must send a written request to IVC within 120 days after the closing of the merger. After the merger, IVC will have 10 days after receiving a request to mail the statement to the stockholder.

     CHANCERY COURT PROCEDURES. If you properly file a petition for appraisal in the chancery court and deliver a copy to IVC, IVC will then have 20 days to provide the chancery court with a list of the names and addresses of all stockholders who have demanded appraisal and have not reached an agreement with IVC as to the value of their shares. The chancery court will then send notice to all of the stockholders who have demanded appraisal. If the chancery court decides it is appropriate, it has the power to conduct a hearing to determine whether the stockholders have fully complied with Section 262 of the Delaware General Corporation Law and whether they are entitled to appraisal under that section. The chancery court may also require you to submit your stock certificates to the Registry in Chancery so that it can note on the certificates that an appraisal proceeding is pending. If you do not follow the chancery court's directions, you may be dismissed from the proceeding.

     APPRAISAL OF CHANCERY SHARES. After the chancery court determines which stockholders are entitled to appraisal rights, the chancery court will appraise the shares of stock. To determine the fair value of the shares, the chancery court will consider all relevant factors except for any appreciation or depreciation resulting from the anticipation or accomplishment of the merger. After the chancery court determines the fair value of the shares, it will direct IVC to pay that value to the stockholders who are entitled to appraisal. The chancery court can also direct IVC to pay interest, simple or compound, on that value if the chancery court determines that interest is appropriate. In order to receive the fair value for your shares, you must surrender your stock certificates to IVC.

     The chancery court could determine that the fair value of shares of IVC stock is more than, the same as, or less than the merger consideration. In other words, if you demand appraisal rights, you could receive less consideration than you would under the merger agreement.

     COSTS AND EXPENSES OF APPRAISAL PROCEEDING. The costs and expenses of the appraisal proceeding may be assessed against IVC and the stockholders participating in the appraisal proceeding, as the chancery court deems equitable under the circumstances. You can request that the chancery court determine the amount of interest, if any, that IVC should pay on the value of stock owned by stockholders entitled to the payment of interest. You may also request that the chancery court allocate the expenses of the appraisal action incurred by any stockholder pro rata against the value of all of the shares entitled to appraisal.

     LOSS OF STOCKHOLDER'S RIGHTS. If you demand appraisal, after the closing of the merger you will not be entitled to:

     o vote your shares of stock, for any purpose, for which you have demanded appraisal;

     o receive payment of dividends or any other distribution with respect to your shares, except for dividends or distributions, if any, that are payable to holders of record as of a record date before the effective time of the merger; or

     o receive the payment of the consideration provided for in the merger agreement.

     However, you can regain these rights if no petition for an appraisal is filed within 120 days after the closing of the merger, or if you deliver to IVC a written withdrawal of your demand for an appraisal and your acceptance of the merger, either within 60 days after the closing of the merger or with the written consent of IVC. As explained above, these actions will also terminate your appraisal rights. However, an appraisal proceeding in the chancery court cannot be dismissed without the chancery court's approval. The chancery court may condition its approval upon any terms that it deems just.

     IF YOU FAIL TO COMPLY STRICTLY WITH THESE PROCEDURES YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

                                                                         ANNEX A
--------------------------------------------------------------------------------





                              AMENDED AND RESTATED

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                      INVERNESS MEDICAL INNOVATIONS, INC.,

                      NUTRITIONALS ACQUISITION CORPORATION

                                       AND

                              IVC INDUSTRIES, INC.




                                                                JANUARY 22, 2002

--------------------------------------------------------------------------------

                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (this "AGREEMENT") is made and entered into as of December 21, 2001, and is amended and restated as of January 22, 2002, by and among Inverness Medical Innovations, Inc., a Delaware corporation ("PARENT"), Nutritionals Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"), and IVC Industries, Inc., a Delaware corporation (the "COMPANY").

                                    RECITALS

     A. The respective Boards of Directors of Parent, Merger Sub and the Company have approved this Agreement, and have determined that it is advisable that Merger Sub be merged with and into the Company (the "MERGER") on the terms and conditions set forth herein and in accordance with the General Corporation Law of the State of Delaware ("DELAWARE LAW"). Parent, Merger Sub and the Company entered into that certain Agreement and Plan of Merger, dated as of December 21, 2001 (the "ORIGINAL AGREEMENT"), setting forth the terms and conditions of the Merger.

     B. For accounting purposes, the Merger is intended to be accounted for as a purchase under United States generally accepted accounting principles ("GAAP").

     In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

                                    ARTICLE I
                                   THE MERGER

     1.1 The Merger. Upon the terms and subject to the conditions of this Agreement and the applicable provisions of Delaware Law, at the Effective Time, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger (the "SURVIVING CORPORATION.").

     1.2 Effective Time; Closing. Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger, in such appropriate form as determined by the parties, with the Secretary of State of the State of Delaware in accordance with the relevant provisions of Delaware Law (the "CERTIFICATE OF MERGER") (the time of such filing (or such later time as may be agreed in writing by the Company and Parent and specified in the Certificate of Merger) being the "EFFECTIVE TIME") as soon as practicable on or after the Closing Date. The closing of the Merger (the "CLOSING") shall take place at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts, at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the "CLOSING DATE").

     1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, obligations, liabilities, restrictions and duties of the Company and Merger Sub shall become the debts, obligations, liabilities, restrictions and duties of the Surviving Corporation.

     1.4 Certificate of Incorporation; Bylaws.

         (a) The Certificate of Merger shall provide that, at the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall be in substantially the form of the Certificate of Incorporation of the Merger Sub as in effect immediately prior to the Effective Time until thereafter amended.

         (b) At the Effective Time, the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended.

     1.5 Directors and Officers. The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, until their respective successors are duly appointed.

     1.6 Effect on Capital Stock. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any of the following securities:

         (a) Conversion of Company Common Stock. Each share of common stock, par value $0.08 per share, of the Company ("COMPANY COMMON STOCK") issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock to be canceled pursuant to Section 1.6(b) and any "Dissenting Shares" (as defined and to the extent provided in Section 1.11(a)), will be canceled and extinguished and automatically converted (subject to Section 1.6(e)) into the right to receive $2.50 in cash (the "MERGER CONSIDERATION"), upon surrender of the certificate representing such share of Company Common Stock in the manner provided in Section 1.7.

         (b) Cancellation of Company-Owned and Parent-Owned Stock. Each share of Company Common Stock held by the Company or owned by Merger Sub, Parent or any direct or indirect wholly owned subsidiary of the Company or of Parent immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

         (c) Stock Options. At the Effective Time, all options to purchase Company Common Stock then outstanding, whether under the Company's 1995 Option Plan or the Company's Non-Employee Directors' Stock Option Plan (collectively, the "COMPANY OPTION PLANS"), pursuant to another Company compensatory plan or otherwise (each such option, whether issued pursuant to the Company Option Plans or otherwise, a "COMPANY OPTION"), shall be assumed by Parent in accordance with
Section 5.8 of this Agreement.

         (d) Capital Stock of Merger Sub. Each share of common stock, par value $0.01 per share, of Merger Sub ("MERGER SUB COMMON STOCK") issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, $0.01 par value per share, of the Surviving Corporation. Following the Effective Time, each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

         (e) Adjustments to Merger Consideration. The Exchange Ratio (as defined in Section 5.8(a)) and the Merger Consideration, as applicable, shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into shares of common stock, $0.001 par value per share, of Parent ("PARENT COMMON STOCK") or Company Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Parent Common Stock or Company Common Stock occurring on or after the date hereof and prior to the Effective Time.

         1.7 Exchange of Certificates.

         (a) Exchange Agent. Parent shall select an institution reasonably acceptable to the Company to act as the exchange agent (the "EXCHANGE AGENT") in the Merger.

         (b) Exchange Fund. At the Closing Date, Parent shall make available to the Exchange Agent for exchange in accordance with this Article I, the Merger Consideration issuable pursuant to Section 1.6 in exchange for outstanding shares of Company Common Stock (the "EXCHANGE FUND"). Except as contemplated by
Section 1.7(g), the Exchange Fund shall not be used for any other purpose.

         (c) Exchange Procedures. At the Closing Date, the Parent shall instruct the Exchange Agent to mail, as promptly as practicable after the Effective Time, to each holder of record of a certificate or certificates ("CERTIFICATES") that immediately prior to the Effective Time represented outstanding shares of Company Common Stock which were converted into the right to receive the Merger Consideration pursuant to Section 1.6 and each holder of Dissenting Shares, (i) a letter of transmittal in customary form (that shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and shall contain such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration, and (iii) instructions for completion of exercise of rights under Delaware Law for Dissenting Shares. Upon surrender of Certificates for cancellation to the Exchange Agent for the Merger Consideration together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor the Merger Consideration into which their shares of Company Common Stock were converted at the Effective Time and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, for all corporate purposes, to evidence only the ownership of the Merger Consideration. No interest will be paid or accrued on the Merger Consideration payable to holders of Certificates. In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of

Company, the Merger Consideration may be issued to a transferee if the Certificate representing such shares of Company Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

         (d) Required Withholding. Each of the Exchange Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock such amounts as may be required to be deducted or withheld therefrom under the Internal Revenue Code of 1986, as amended (the "CODE") or under any provision of state, local or foreign tax law or under any other applicable Legal Requirement (as defined in Section 2.2(c)). To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

         (e) Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration into which the shares of Company Common Stock represented by such Certificates were converted pursuant to Section 1.6; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance of such Merger Consideration, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

         (f) No Liability. Notwithstanding anything to the contrary in this
Section 1.7, neither the Exchange Agent, Parent, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

         (g) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of Company Common Stock for six months after the Effective Time shall be delivered to Parent, upon demand, and any holders of Company Common Stock who have not theretofore complied with the provisions of this Section 1.7 shall thereafter look only to Parent for the Merger Consideration to which they are entitled.

     1.8 No Further Ownership Rights in Company Common Stock. All Merger Consideration issued in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If after the Effective Time Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

     1.9 Accounting Consequences. It is intended by the parties hereto that the Merger shall be treated for accounting purposes as a purchase.

     1.10 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub will take all such lawful and necessary action. Parent shall cause Merger Sub to perform all of its obligations relating to this Agreement and the transactions contemplated hereby.

     1.11 Dissenters' Rights.

         (a) Notwithstanding any provision of this Agreement to the contrary other than Section 1.11(b), any shares of Company Common Stock held by a holder who has demanded and perfected appraisal rights for such shares in accordance with Section 262 of Delaware Law and who, as of the Effective Time, has not effectively withdrawn or lost such appraisal or dissenters' rights ("DISSENTING SHARES"), shall not be converted into or represent a right to receive Merger Consideration pursuant to Section 1.6, but instead shall be converted into the right to receive only such consideration as may be determined to be due with respect to such Dissenting Shares under Delaware Law. From and after the Effective Time, a holder of Dissenting Shares shall not be entitled to exercise any of the voting rights or other rights of a stockholder of the Surviving Corporation.

         (b) Notwithstanding the provisions of Section 1.6(a), if any holder of shares of Company Common Stock who demands appraisal of such shares under Delaware Law shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the later of the Effective Time and the occurrence of such event, such holder's shares shall no longer be Dissenting Shares and shall automatically be converted into and represent only the right to receive Merger Consideration as provided in Section 1.6(a) without interest thereon, upon surrender of the certificate representing such shares pursuant to Section 1.7.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As of the date of this Agreement, the Company represents and warrants to Parent and Merger Sub, subject to the exceptions specifically disclosed in writing in the disclosure letter dated as of the date hereof, certified by a duly authorized officer of Company (in such person's capacity as an officer and not as an individual) and delivered to Parent and Merger Sub by the Company (the "COMPANY DISCLOSURE LETTER"), as follows:

     2.1 Organization; Subsidiaries.

         (a) The Company and each of its subsidiaries (which subsidiaries are set forth on Part 2.1 to the Company Disclosure Letter) (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) has the corporate or other power and authority to own, lease and operate its assets and property and to carry on its business as now being conducted; and (iii) except as would not be material to the Company, is duly qualified or licensed to do business in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary.

         (b) Other than the corporations identified in Part 2.1 of the Company Disclosure Letter, neither the Company nor any of the other corporations identified in Part 2.1 of the Company Disclosure Letter owns any capital stock of, or any equity interest of any nature in, any corporation, partnership, joint venture arrangement or other business entity, except for passive investments in equity interests of public companies as part of the cash management program of the Company. Neither the Company nor any of its subsidiaries has agreed or is obligated to make, or is bound by any written or oral agreement, contract, lease, instrument, note, option, warranty, purchase order, license, insurance policy, benefit plan or legally binding commitment or undertaking of any nature, as in effect as of the date hereof or as may hereinafter be in effect under which it may become obligated to make any future investment in or capital contribution to any other entity. Except for the Company's interest in Hidel Partners, neither the Company, nor any of its subsidiaries, has, at any time, been a general partner of any general partnership, limited partnership or other entity. Part 2.1 of the Company Disclosure Letter indicates the jurisdiction of organization of each entity listed therein and the Company's direct or indirect equity interest therein.

         (c) The Company has delivered or made available to Parent a true and correct copy of the Certificate of Incorporation and Bylaws of the Company and similar governing instruments of each of its subsidiaries, each as amended to date (collectively, the "COMPANY CHARTER DOCUMENTS"), and each such instrument is in full force and effect. Neither the Company nor any of its subsidiaries is in violation of any of the provisions of the Company Charter Documents. There are no proposed or considered amendments to the Company Charter Documents.

         2.2 Company Capitalization.

         (a) The authorized capital stock of the Company consists solely of (i) 4,500,000 shares of Company Common Stock, of which there were 2,247,797 shares issued and outstanding as of the close of business on December 7, 2001, and (ii) 250,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued or outstanding. All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of the Company or any agreement or document to which the Company is a party or by which it is bound. As of the date hereof, there are no shares of Company Common Stock held in treasury by the Company.

         (b) As of the close of business on December 7, 2001, 610,230 shares of Company Common Stock are subject to issuance pursuant to outstanding Company Options for an aggregate exercise price of $2,320,856. There are no warrants outstanding to acquire Company Common Stock. Part 2.2 of the Company Disclosure Letter sets forth the following information with respect to each Company Option outstanding as of the date of this Agreement: (i) the name of the optionee; (ii) the number of shares of Company Common Stock subject to such Company Option or; (iii) the exercise price of such Company Option; (iv) the date on which such Company Option was granted or assumed; (v) the date on which such Company Option expires and (vi) whether the exercisability of such Company Option will be accelerated in any way by the transactions contemplated by this Agreement, and indicates the extent of any such acceleration. The Company has delivered to Parent an accurate and complete copy of the Company Option Plans and the form of all stock option agreements evidencing Company Options. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. Except as set forth in Part 2.2 of the Company Disclosure Letter, there are no commitments or agreements of any character to which the Company is bound which provides for the acceleration of the vesting of any Company Option as a result of the Merger or the other transactions contemplated by this Agreement or the occurrence of any subsequent event (such as the termination of employment of the option holder following consummation of the Merger).

         (c) All outstanding shares of Company Common Stock, all outstanding Company Options, all outstanding shares of capital stock of each subsidiary of the Company have been issued and granted in compliance with (i) all applicable securities laws and other applicable material Legal Requirements and (ii) all material requirements set forth in applicable agreements or instruments. For the purposes of this Agreement, "LEGAL REQUIREMENTS" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any court, administrative agency or commission or other governmental authority or instrumentality, foreign or domestic (each, a "GOVERNMENTAL ENTITY"). There are no shares of Company Common Stock that are unvested or are subject to a repurchase option, risk of forfeiture or other condition providing that such shares are subject to a repurchase option, risk of forfeiture or other condition providing that such shares may be forfeited or repurchased by the Company upon any termination of the stockholders' employment, directorship or other relationship with the Company (and/or any affiliate of the Company).

     2.3 Obligations With Respect to Capital Stock. Except as set forth in Part
2.2 or Part 2.3 of the Company Disclosure Letter, there are no equity securities, partnership interests or similar ownership interests of any class of Company equity security, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except for securities the Company owns free and clear of all claims and Encumbrances, directly or indirectly through one or more subsidiaries, and except for shares of capital stock or other similar ownership interests of certain subsidiaries of the Company that are owned by certain nominee equity holders as required by the applicable law of the jurisdiction of organization of such subsidiaries, as of the date of this Agreement, there are no equity securities, partnership interests or similar ownership interests of any class of equity security of any subsidiary of the Company, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Part 2.2 or Part 2.3 of the Company Disclosure Letter, there are no subscriptions, options, warrants, equity securities, convertible debt, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company or any of its subsidiaries is a party or by which it is bound obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. Except as set forth in Part 2.3 of the Company Disclosure Letter or as contemplated by this Agreement, there are no registration rights, and there is no voting trust, proxy, rights agreement, "poison pill" anti-takeover plan or other agreement or understanding to which the Company is a party or by which it is bound with respect to any equity security of any class of the Company or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries.

     For purposes of this Agreement, "ENCUMBRANCES" means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security (other than restrictions on transfer under applicable securities laws) or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset), but excluding liens for Taxes not yet due and payable and such encumbrances, if any, which are not material in character, amount or extent.

     2.4 Authority; Non-Contravention.

         (a) The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject only to the approval and adoption of this Agreement and the approval of the Merger by the Company's stockholders (the "COMPANY STOCKHOLDER APPROVALS") and the filing of the Certificate of Merger pursuant to Delaware Law. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock is sufficient for the Company's stockholders to approve and adopt this Agreement and approve the Merger, and no other approval of any holder of any securities of the Company is required in connection with the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery by Parent and Merger Sub, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

         (b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, (i) violate the Company Charter Documents, (ii) subject to obtaining the Company Stockholder Approvals and compliance with the requirements set forth in Section 2.4(c), violate any material law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which the Company or any of its subsidiaries or any of their respective material properties is bound or affected, or (iii) except as set forth in Part 2.4 of the Company Disclosure Letter, result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair the Company's (or a subsidiary's) rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the material properties or assets of the Company or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, concession, or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or its or any of their respective material properties are bound or affected. Part
2.4 of the Company Disclosure Letter list all consents, waivers and approvals under any of the Company's or any of its subsidiaries' agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate were not obtained, would result in a material loss of benefits to the Company, Parent or the Surviving Corporation as a result of the Merger.

         (c) Except as set forth in Part 2.4 of the Company Disclosure Letter, no consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity or other person, is required to be obtained or made by the Company in connection with the execution and delivery of this Agreement or the consummation of the Merger, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which Company is qualified to do business, (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws, and (iii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not be material to the Company, Parent or the Surviving Corporation or have a material adverse effect on the ability of the parties hereto to consummate the Merger.

         2.5 SEC Filings; Company Financial Statements.

         (a) The Company has filed all forms, reports and documents required to be filed by the Company with the Securities and Exchange Commission (the "SEC") and has made available to Parent such forms, reports and documents in the form filed with the SEC since July 31, 1998. All such required forms, reports and documents (including those that Company may file subsequent to the date hereof) are referred to herein as the "COMPANY SEC REPORTS." As of their respective dates, the Company SEC Reports (i) were prepared in accordance with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected prior to the date of this Agreement by a subsequently filed Company SEC Report. None of the Company's subsidiaries is required to file any forms, reports or other documents with the SEC.

         (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company's Form 10-K for the fiscal year ended July 31, 2001 and contained in the Company's Form 10-Q for the quarter ended October 31, 2001 (the "COMPANY FINANCIALS") and contained in each Company SEC Report filed after the date hereof until the Effective Date, (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q, 8-K or any successor form under the Exchange Act) and (iii) fairly presented the consolidated financial position of the Company and its subsidiaries as at the respective dates thereof and the consolidated results of the Company's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments. The balance sheet of the Company contained in Company SEC Reports as of October 31, 2001 is hereinafter referred to as the "COMPANY BALANCE SHEET." Except as disclosed in the Company Financials, since the date of the Company Balance Sheet, neither the Company nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) required under GAAP to be set forth on a balance sheet which are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company and its subsidiaries taken as a whole, except for liabilities incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practices and liabilities incurred in connection with this Agreement.

         (c) The Company has heretofore furnished or made available to Parent a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

     2.6 Absence of Certain Changes or Events. Except as set forth in Part 2.6 of the Company Disclosure Letter or as disclosed in Company SEC Reports, since the date of the Company Balance Sheet there has not been: (i) any Material Adverse Effect (as defined in Section 8.3) with respect to the Company, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by the Company of any of the Company's capital stock or any other securities of the Company or its subsidiaries or any grant or issuance of any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements,
(iii) any split, combination or reclassification of any of the Company's or any of its subsidiaries' capital stock, (iv) any granting by the Company or any of its subsidiaries of any increase in compensation or fringe benefits to any of their officers or employees, or any payment by the Company or any of its subsidiaries of any bonus to any of their officers or employees, or any granting by the Company or any of its subsidiaries of any increase in severance or termination pay or any entry by the Company or any of its subsidiaries into, or material modification or amendment of, any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Company of the nature contemplated hereby or any acceleration or release of any vesting condition to the right to exercise any option, warrant or other right to purchase or otherwise acquire any shares of the Company's capital stock or any acceleration or release of any right to repurchase shares of the Company's capital stock upon the termination of employment or services with the Company,
(v) any material change or alteration in the policy of the Company relating to the granting of stock options or other equity compensation to its employees and consultants, (vi) entry by the Company or any of its subsidiaries into, or material modification, amendment or cancellation of, any material agreement,
(vii) any acquisition, sale or transfer of any material asset by the Company or any of its subsidiaries other than in the ordinary course of business, (viii) any material change by the Company in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, or (ix) any material revaluation by the Company of any of its assets, including writing off notes or accounts receivable other than in the ordinary course of business.

     2.7 Taxes.

         (a) The Company and each of its subsidiaries have timely filed all federal, state, local and foreign returns, estimates, information statements and reports ("RETURNS") relating to Taxes required to be filed by or on behalf of the Company and each of its subsidiaries with any Tax authority, except such Returns which are not material to the Company and except for extensions for which the Company has filed a request, which request has resulted in the automatic granting of such extension; such Returns are true, correct and complete in all material respects; and the Company and each of its subsidiaries have paid all Taxes shown to be due on such Returns.

         (b) Except as is not material to the Company, the Company and each of its subsidiaries have withheld all federal and state income taxes, Taxes pursuant to the Federal Insurance Contribution Act ("FICA"), Taxes pursuant to the Federal Unemployment Tax Act ("FUTA") and other Taxes required to be withheld.

         (c) Neither the Company nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against the Company or any of its subsidiaries, nor has the Company or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

         (d) Except as set forth in Part 2.7 of the Company Disclosure Letter and except as is not material to the Company, no audit or other examination of any Return of the Company or any of its subsidiaries by any Tax authority is presently in progress, nor has the Company or any of its subsidiaries been notified of any request for such an audit or other examination.

         (e) Except as is not material to the Company, no adjustment relating to any Returns filed by the Company or any of its subsidiaries has been proposed in writing formally or informally by any Tax authority to the Company or any of its subsidiaries or any representative thereof.

         (f) Neither the Company nor any of its subsidiaries has any liability for unpaid Taxes which has not been accrued for or reserved on the Company Balance Sheet in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, which is material to the Company, other than any liability for unpaid Taxes that may have accrued since the date of the Company Balance Sheet in connection with the operation of the business of the Company and its subsidiaries in the ordinary course.

         (g) Except as provided in Section 422 of the Code, there is no contract, agreement, plan or arrangement to which the Company or any of its subsidiaries is a party, including this Agreement and the agreements entered into in connection with this Agreement, covering any employee or former employee of the Company or any of its subsidiaries that, individually or collectively, would be reasonably likely to give rise to the payment of any amount that would not be fully deductible at or prior to the time of payment or exercise pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which the Company is a party or by which it is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

         (h) Neither the Company nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by the Company.

         (i) None of the Company and its subsidiaries (A) has been a member of an affiliated group filing a consolidated federal income tax Return (other than a group the common parent of which was the Company) or (B) has any liability for the Taxes of any person (other than any of the Company and its subsidiaries) under Reg. (Section)1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

         (j) Except as may be required as a result of the Merger, the Company and its subsidiaries have not been and will not be required to include any adjustment in Taxable income for any Tax period (or portion thereof) pursuant to
Section 481 of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Closing Date.

         (k) None of the Company's or its subsidiaries' assets are tax exempt use property within the meaning of Section 168(h) of the Code.

         (l) The Company has not been distributed in a transaction qualifying under Section 355 of the Code within the last two years, nor has the Company distributed any corporation in a transaction qualifying under Section 355 of the Code within the last two years.

         (m) The Company has delivered or made available to Parent or its legal or accounting representatives, copies of all foreign, federal and state income tax and all state sales and use tax Returns filed for the Company and each of its subsidiaries and each of the Company's and its subsidiaries' predecessor entities, if any, for all periods since January 1, 1995.

         For the purposes of this Agreement, "TAX" or "TAXES" refers to any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts.

     2.8 Title to Properties.

         (a) Part 2.8 of the Company Disclosure Letter lists all of the real property that is owned by the Company or any of its subsidiaries and, for each such property, the date acquired, any liens encumbering such property and the principal amount of indebtedness secured by each such lien. Part 2.8 of the Company Disclosure Letter lists all real property leases to which the Company or any of its subsidiaries is a party that require the Company or any subsidiary to make annual lease payments in excess of $10,000 and each amendment thereto that is in effect as of the date of this Agreement ("MATERIAL LEASES"). All Material Leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default by the Company, or to the knowledge of the Company, any other party (or event which with notice or lapse of time, or both, would constitute a default), that would give rise to a claim against the Company in excess of $10,000. All of the real property and fixtures and other improvements constituting real property of the Company or any subsidiary are in good working order, operating condition and state of repair, ordinary wear and tear excepted.

         (b) The Company has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Encumbrances, except as reflected in the Company Financials or Part 2.8 of the Company Disclosure Letter. Each of the Company's subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Encumbrances, except as reflected in the Company Financials.

         (c) To the knowledge of the Company, each current or proposed use of real property by the Company and its subsidiaries is in full compliance with all applicable legal requirements, including, without limitation, applicable zoning restrictions and ordinances, variances thereto or conditional use permits of the jurisdictions in which the real property in question is located; all health, building, life, safety and fire codes and ordinances; all subdivision regulations; and all permits related to real property; except in each case for such non-compliance as does not and will not result in any Material Adverse Effect on the Company and does not and will not, individually or in the aggregate, interfere in any material respect with the Company's current or proposed use of any such property.

         (d) To the knowledge of the Company, all permits necessary in connection with the construction and present use and operation of the Company's and its subsidiaries' real property and the lawful occupancy thereof have been issued by all appropriate Governmental Entities (including the issuance by any such authorities whose jurisdiction involves or includes environmental laws), except where the absence thereof does not and will not result in a Material Adverse Effect on the Company. All such permits including certificates of occupancy shall continue in full force and effect after giving effect to the Merger contemplated hereby. Without limiting the generality of the foregoing, a permanent certificate (or certificates) of occupancy with respect to all real property owned or leased by the Company and its subsidiaries is in full force and effect or is not required. Except as set forth in Part 2.8 of the Company Disclosure Letter, to the knowledge of the Company, none of the real property owned by the Company or its subsidiaries is located within or abuts any flood plain, navigable water or other body of water, tideland, wetland, or any other area which is subject to special legal requirement as a result of existing wetland or tideland areas, except for real property so identified to Parent and with respect to which all necessary permits for the use, occupation and enjoyment of such real property have been obtained.

         (e) With respect to each parcel of real property owned by the Company or one of its subsidiaries, to the knowledge of the Company, the Company or such subsidiary is in peaceful and undisturbed possession of the property, there are no other persons claiming any tenancy or occupancy rights and there are no contractual obligations that preclude or restrict the ability to use the premises for the purposes for, and in the manner in, which they are currently being used, except as to all of the foregoing as do not and will not result in any Material Adverse Effect on the Company and do not and will not, individually or in the aggregate, interfere in any material respect with the Company's current or proposed use of any such property.

         (f) Except as set forth in Part 2.8 of the Company Disclosure Letter, neither the Company nor any of its subsidiaries has received any written notice or has any knowledge of (i) any violation of any legal requirement, including, without limitation, zoning restrictions and ordinances, health, building, life, safety and fire codes and ordinances and environmental laws, affecting any of the real property owned by the Company or any of its subsidiaries, (ii) any violation of any permit, (iii) any reason to believe that any Governmental Entity contemplates or would have grounds for issuing any notice, citation or other governmental order with respect to any matter described in clauses (i) and
(ii) above in light of all current and proposed uses of such real property, or
(iv) any eminent domain, condemnation or similar proceeding pending or threatened, or any decree or order relating thereto, which is reasonably likely to materially affect the current or proposed use of any real property, building or improvement by the Company.

         (g) The Company has provided or made available to Parent all title insurance policies insuring all title to all real property owned by the Company and its subsidiaries. To the knowledge of the Company, since the date of such policies, the Company has not engaged in any acts that would cause title to such real property owned by the Company and its subsidiaries to be uninsurable on behalf of the Company by a nationally recognized title insurance company on a standard ALTA title insurance policy subject to all standard exceptions but otherwise free of all exceptions (except for encumbrances reflected on the Company Financials and encumbrances that do not materially affect the Company's current or contemplated use of the property or materially impair the value of the Company's interest in the property) at no greater cost than ordinarily prevailing premium rates in the jurisdiction in which the real property is located.

         (h) Neither the Company nor any of its subsidiaries has received any written notice of, nor do any of the Company or its subsidiaries have any knowledge of, any material destruction, damage or casualty having occurred with respect to any of the real property owned by the Company or any Subsidiary.

         (i) Neither the Company nor any of its subsidiaries has received any written notice of, nor do any of the Company or its subsidiaries have any knowledge of, any structures or other improvements located on any of the real property owned by the Company or any of its subsidiaries that materially encroach on property of others, nor are any structures or improvements of others materially encroaching on any of the real property.

         (j) Except as set forth in Part 2.8 of the Company Disclosure Letter, the Company or one of its subsidiaries has a permanent non-terminable right of ingress to and egress from each element of real property owned by the Company or its subsidiaries adequate for the operations conducted thereon, and there are not restrictions on entrance or exit from any of the real property. Except as set forth in Part 2.8 of the Company Disclosure Letter, to the Company's knowledge, there are no presently existing conditions which is reasonably likely to result in any termination or restriction of the existing means of access to or from any of the real property to existing public ways.

     2.9 Intellectual Property.

         (a) The Company and each of its subsidiaries owns, or is validly licensed, or to the knowledge of the Company, otherwise has the right to use (without any obligation to make any fixed or contingent payments, including royalty payments) all trademarks, trademark applications, registrations and other rights, trade names and trade dress, trade name rights, domain names, service marks, service mark rights, service names, copyrights, technical information including engineering, production and other designs, drawings, specifications, formulae, technology, computer and electronic data processing programs and software, inventions, processes, trade secrets, know-how, confidential information and other proprietary property, and rights and interests (collectively, "INTELLECTUAL PROPERTY RIGHTS") which are material to the conduct of the Company's business free and clear of all Encumbrances, except as reflected in the Part 2.9 of the Company Disclosure Letter.

         (b) No claims are pending or, to the knowledge of the Company, threatened that the Company or any of its subsidiaries is infringing (including with respect to the manufacture, use or sale by the Company or any of its subsidiaries of its commercial products) the rights of any person with regard to any Intellectual Property Right. To the knowledge of the Company, no person or persons are infringing the rights of the Company or any of its subsidiaries with respect to any Intellectual Property Right.

         (c) Except as set forth in Part 2.9 of the Company Disclosure Letter, no claims are pending or, to the knowledge of the Company, threatened with regard to the Company's or any of its subsidiaries' ownership of or right to use any of its Intellectual Property Rights.

         (d) Part 2.9 of the Company Disclosure Letter sets forth, as of the date hereof, a complete and accurate list of all trademarks and applications therefor owned by or licensed to the Company or any of its subsidiaries.

         (e) Part 2.9 of the Company Disclosure Letter sets forth a complete and accurate list of all options, rights, licenses or interests of any kind relating to Intellectual

Property Rights granted to the Company or any of its subsidiaries, other than software licenses for generally available software, or granted by the Company or any of its subsidiaries to any other person.

         (f) No material trade secret of the Company or any of its subsidiaries has been published or disclosed by the Company or any of its subsidiaries or, to the knowledge of the Company, by any other person to any person except pursuant to licenses or contracts requiring such other persons to keep such trade secrets confidential.

         (g) The Company or any of its subsidiaries do not own and is not the licensee of any patents, patent applications, copyright registrations or copyright applications which are material to the conduct of the Company's business or the business of any of the Company's subsidiaries.

     2.10 Compliance with Laws.

         (a) The Company and each of its subsidiaries is in compliance with all statutes, laws, ordinances, rules, regulations, judgments, orders and decrees of any Governmental Entity applicable to it, its properties or other assets or its business or operations (collectively, "LEGAL PROVISIONS"), except for instances of noncompliance or possible noncompliance that individually or in the aggregate have not had and are not reasonably expected to have a Material Adverse Effect. The Company and each of its subsidiaries has in effect all material approvals, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of or with all Governmental Entities, including all authorizations under the Federal Food, Drug, and Cosmetic Act of 1938, as amended ("FDCA"), and the regulations of the Federal Food and Drug Administration (the "FDA") promulgated thereunder (collectively, "COMPANY PERMITS"), necessary for it to own, lease or operate its properties and assets and to carry on its business and operations as presently conducted and as proposed by it to be conducted. There has occurred no default under, or violation of, any such Company Permit, except individually or in the aggregate as has not had and are not reasonably expected to have a Material Adverse Effect. The Merger and the transactions contemplated by this Agreement will not cause the revocation or cancellation of any Company Permit. No action, demand, requirement or investigation by any Governmental Entity and no suit, action or proceeding by any other person, in each case with respect to the Company or any of its subsidiaries or any of their respective properties or other assets under any Legal Provision, is pending or, to the knowledge of the Company, threatened.

         (b) As to each product subject to the FDCA and the FDA regulations promulgated thereunder or similar Legal Provisions in any foreign jurisdiction (each such product, a "SUPPLEMENT" and, collectively, the "SUPPLEMENTS") that is manufactured, tested, distributed and/or marketed by the Company or any of its subsidiaries, such Supplement is being manufactured, tested, distributed and/or marketed by the Company or any of its subsidiaries in material compliance with all applicable requirements under FDCA, the FDA regulations promulgated thereunder, and such similar Legal Provisions, including those relating to investigational use, premarket clearance, good manufacturing practices, labeling, advertising, record keeping, filing of reports and security. None of the Company or any of its subsidiaries has received any notice or other communication from the FDA or any other Governmental Entity (i) contesting the premarket clearance or approval of, the uses of or the labeling and promotion of any of the Company's products or (ii) otherwise alleging any violation of any Legal Provision by the Company or any of its subsidiaries.

         (c) Except as reflected in the Company SEC Reports or Part 2.10 of the Company Disclosure Letter, no Supplements have been recalled, withdrawn, suspended or discontinued by the Company or any of its subsidiaries in the United States or outside the United States (whether voluntarily or otherwise) by order of the FDA or any other Governmental Entity. No proceedings in the United States and outside of the United States of which the Company has knowledge (whether completed or pending) seeking the recall, withdrawal, suspension or seizure of any Supplement are pending against the Company or any of its subsidiaries, nor have any such proceedings been pending at any prior time.

         (d) Except for instances that individually or in the aggregate have not had and are not reasonably expected to have a Material Adverse Effect, (i) none of the Company, any of its subsidiaries or, to the knowledge of the Company, any of their respective officers, employees or agents has made an untrue statement of a material fact or fraudulent statement to the FDA or any other Governmental Entity, failed to disclose a material fact required to be disclosed to the FDA or any other Governmental Entity, or committed an act, made a statement, or failed to make a statement that, at the time such disclosure was made, could reasonably be expected to provide a basis for the FDA to invoke its policy respecting "Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities", set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for any other Governmental Entity to invoke any similar policy; and (ii) none of the Company, any of its subsidiaries or, to the knowledge of the Company, any of their respective officers, employees or agents, has been convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. sec. 335a(a) or any similar Legal Provision or authorized by 21 U.S.C. sec. 335a(b) or any similar Legal Provision.

         (e) None of the Company or any of its subsidiaries has received any written notice that the FDA or any other Governmental Entity has commenced, or threatened to initiate, any action to withdraw its approval or request the recall of any product of the Company or any of its subsidiaries, or commenced, or to the knowledge of the Company threatened to initiate, any action to enjoin production at any facility of the Company or any of its subsidiaries.

     2.11 Litigation. Except as set forth in the Company SEC Reports or Part
2.11 of the Company Disclosure Letter, there are no claims, suits, actions or proceedings pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company or any of its subsidiaries, before any Governmental Entity or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to be material to the Company, any of its subsidiaries or the Surviving Corporation following the Merger or have a material adverse effect on the ability of the parties hereto to consummate the Merger. No Governmental Entity has at any time challenged or questioned in a writing delivered to the Company the legal right of the Company or any of its subsidiaries to develop, manufacture, offer or sell any of its products or services in the present manner or style thereof or otherwise to conduct its business as currently conducted. As of the date hereof, to the knowledge of the Company, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or that would reasonably be expected to, cause or provide a bona fide basis for a director or executive officer of Company or of any of its subsidiaries to seek indemnification from Company.

     2.12 Employee Benefit Plans.

         (a) Definitions. With the exception of the definition of "Affiliate" set forth in Section 2.12(a)(i) below (which definition shall apply only to this Section 2.12), for purposes of this Agreement, the following terms shall have the meanings set forth below:

            (i) "AFFILIATE" shall mean any other person or entity under common control with the Company within the meaning of Sections 414(b), (c), (m) or (o) of the Code and the regulations issued thereunder;

            (ii) "COMPANY EMPLOYEE PLAN" shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded, including without limitation, each "employee benefit plan" within the meaning of Section 3(3) of ERISA which is or has been maintained, contributed to, or required to be contributed to, by the Company or any Affiliate for the benefit of any Employee;

            (iii) "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended;

            (iv) "DOL" shall mean the Department of Labor of the United States;

            (v) "EMPLOYEE" shall mean any current, former or retired employee, officer or director of the Company or any Affiliate;

            (vi) "EMPLOYEE AGREEMENT" shall mean each management, employment, severance, consulting, relocation, repatriation, expatriation, visas, work permit or similar agreement or contract between the Company or any Affiliate and any Employee or consultant;

            (vii) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended;

            (viii) "FMLA" shall mean the Family Medical Leave Act of 1993, as amended;

            (ix) "INTERNATIONAL EMPLOYEE PLAN" shall mean each Company Employee Plan that has been adopted or maintained by the Company, whether informally or formally, for the benefit of Employees outside the United States;

            (x) "IRS" shall mean the Internal Revenue Service;

            (xi) "MULTIEMPLOYER PLAN" shall mean any "PENSION PLAN" (as defined below) which is a "multiemployer plan," as defined in Section 3(37) of ERISA;

            (xii) "PBGC" shall mean the Pension Benefit Guaranty Corporation;
and

            (xiii) "PENSION PLAN" shall mean each Company Employee Plan which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

         (b) Schedule. Part 2.12 of the Company Disclosure Letter contains an accurate and complete list of each currently effective Company Employee Plan and each currently effective Employee Agreement. The Company does not have any plan or commitment to establish any new Company Employee Plan, to modify any Company Employee Plan or Employee Agreement (except to the extent required by law or to conform any such Company Employee Plan or Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement), or to enter into any Company Employee Plan or Employee Agreement, nor does it have any intention or commitment to do any of the foregoing.

         (c) Documents. The Company has provided or made available to Parent:
(i) accurate and complete copies of all documents embodying each currently effective Company Employee Plan and each currently effective Employee Agreement including all amendments thereto and written interpretations thereof; (ii) the most recent annual actuarial valuations, if any, prepared for each currently effective Company Employee Plan; (iii) the three most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each currently effective Company Employee Plan or related trust; (iv) if the Company Employee Plan is funded, the most recent annual and periodic accounting of Company Employee Plan assets; (v) the most recent summary plan description together with the summary of material modifications thereto, if any, required under ERISA with respect to each currently effective Company Employee Plan; (vi) all of the most recent IRS determination, opinion, notification and advisory letters, and rulings relating to currently effective Company Employee Plans and copies of all applications and material correspondence to or from the IRS or the DOL with respect to any currently effective Company Employee Plan; (vii) all material written agreements and contracts relating to each currently effective Company Employee Plan, including, but not limited to, administrative service agreements, group annuity contracts and group insurance contracts; (viii) all material communications to any Employee or Employees relating to any currently effective Company Employee Plan and any proposed Company Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to Company; (ix) all COBRA forms and related notices for the persons currently on COBRA; (x) all of the most recent registration statements and prospectuses prepared in connection with each currently effective Company Employee Plan; and (xi) a list of all employees, officers and consultants of the Company reflecting each such person's current title and/or job description and compensation.

         (d) Employee Plan Compliance. Except as set forth on Part 2.12 of the Company Disclosure Letter: (i) The Company has performed in all material respects all obligations required to be performed by it under, is not in material default or violation of, and has no knowledge of any material default or violation by any other party to, each Company

Employee Plan and/or Employee Agreement, and each Company Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code; (ii) each Company Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code has either received a favorable determination letter from the IRS with respect to each such Plan as to its qualified status under the Code or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a determination letter and make any amendments necessary to obtain a favorable determination and no event has occurred which would adversely affect the status of such determination letter or the qualified status of such Plan; (iii) no "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan; (iv) there are no actions, suits or claims pending, or, to the knowledge of the Company, threatened or reasonably anticipated (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan; (v) each Company Employee Plan can be amended, terminated or otherwise discontinued either before or after the Effective Time in accordance with its terms, without liability to Parent, the Company or any of its Affiliates (other than ordinary administration expenses typically incurred in a termination event); (vi) there are no audits, inquiries or proceedings pending or, to the knowledge of the Company, threatened by the IRS or DOL with respect to any Company Employee Plan; (vii) neither the Company nor any Affiliate is subject to any penalty or tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code; and (viii) all contributions due from Company or any Affiliate with respect to any of the Company Employee Plans have been made as required under ERISA or have been accrued on the Company Balance Sheet and no further contributions will be due or will have accrued thereunder as of the Closing Date; (ix) to the Company's knowledge, all individuals who, pursuant to the terms of any Employee Plan or Employee Agreement, are entitled to participate in any such Employee Plan or Employee Agreement are currently participating in such Employee Plan or Employee Agreement, or have been given the opportunity to do so and have declined; and
(x) there has been no amendment to, written interpretation or authorized announcement (whether or not written) by the Company relating to, or change in employee participation or coverage under, any Employee Plan or Employee Agreement that would increase materially the expense of maintaining such Employee Plan or Employee Agreement above the level of the expense incurred in respect thereof during the calendar year 2000.

         (e) Pension Plans. The Company does not now, nor has it ever, maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Title IV of ERISA or Section 412 of the Code.

         (f) Multiemployer Plans. At no time has the Company contributed to or been requested to contribute to any Multiemployer Plan.

         (g) No Post-Employment Obligations. No Company Employee Plan provides, or has any liability to provide, retiree life insurance, retiree health or other retiree employee welfare benefits to any person for any reason, except as may be required by COBRA or other applicable statute, and except as set forth in Part
2.12 of the Company Disclosure Letter, the

Company has no liability to provide any retiree life insurance, retiree health or other retiree employee welfare benefit, except to the extent required by statute.

         (h) COBRA; FMLA. Neither the Company nor any Affiliate has, prior to the Effective Time, and in any material respect, violated any of the health care continuation requirements of COBRA, the requirements of FMLA or any similar provisions of state law applicable to its Employees. The group health plans (as defined in Section 4980B(g) of the Code) that benefit employees of the Company are in compliance, in all material respects, with the continuation coverage requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA, the Americans with Disabilities Act of 1990, as amended and the FMLA, and the regulations thereunder, as such requirements affect the Company and its employees.

         (i) Effect of Transaction. Except as set forth in Part 2.12 of the Company Disclosure Letter, the execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Employee Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee. No payment or benefit which will or may be made by the Company or its Affiliates with respect to any Employee as a result of the transactions contemplated by this Agreement will be characterized as an "excess parachute payment," within the meaning of Section 280G(b)(1) of the Code or will be treated as a nondeductible expense within the meaning of Section 162 of the Code.

         (j) Employment Matters. The Company and each of its subsidiaries: (i) is in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, immigration, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees; (iii) has properly classified independent contractors for purposes of federal and applicable state tax laws, laws applicable to employee benefits and other applicable laws; (iv) is not liable in any material amounts for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (v) is not liable for any material payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice). Except as set forth in Part 2.12 of the Company Disclosure Letter, there are no pending, or, to the Company's knowledge, threatened or reasonably anticipated claims or actions against the Company under any workers compensation policy or long-term disability policy. To the Company's knowledge, no Employee of the Company has violated any employment contract, nondisclosure agreement or noncompetition agreement by which such Employee is bound due to such Employee being employed by the Company and disclosing to the Company or using trade secrets or proprietary information of any other person or entity. All United States-based employees of the Company are legally permitted to be employed by the Company in the United States of America in their current jobs. Except as set forth in Part 2.12 of the Company Disclosure Letter there are no controversies pending or, to the Company's knowledge threatened, between the Company and any subsidiary and any of their employees that would be reasonably likely to result in the Company's incurring material liability. Except as set forth in Part 2.12 of the Company Disclosure Letter, the Company does not have any employment contracts, Employee Agreements, or consulting agreements currently in effect that are not terminable at will (other than agreements for the sole purpose of providing for the confidentiality of proprietary information or assignment of invention and other than consulting agreements which are not material in substance or amount). The Company will have no liability to any employee or to any organization or any other entity as a result of the termination of any employee leasing arrangement.

         (k) Labor. No work stoppage or labor strike against the Company is pending, or to the knowledge of the Company threatened or reasonably anticipated. The Company does not know of any activities or proceedings of any labor union to organize any Employees. Except as set forth in Part 2.12 of the Company Disclosure Letter there are no actions, suits, claims, labor disputes or grievances pending, or, to the knowledge of the Company, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Employee, including charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in any material liability to the Company. Neither the Company nor any of its subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act. The Company is not presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by the Company.

         (l) International Employee Plan. Each International Employee Plan has been established, maintained and administered in material compliance with its terms and conditions and with the requirements prescribed by any and all statutory or regulatory laws that are applicable to such International Employee Plan. Furthermore, no International Employee Plan has unfunded liabilities, that as of the Effective Time, will not be offset by insurance or fully accrued on the Company Balance Sheet. Except as required by law, no condition exists that would prevent the Company or Parent from terminating or amending any International Employee Plan at any time for any reason.

     2.13 Environmental Matters.

         (a) Hazardous Material. Except as would not result in material liability to the Company, no underground storage tanks and no amount of any substance that has been designated by any Governmental Entity or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws, but excluding office and janitorial supplies (a "HAZARDOUS MATERIAL") are present, as a result of the actions of the Company or any of its subsidiaries or any affiliate of the Company, or, to the Company's knowledge, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof that the Company or any of its subsidiaries has at any time owned, operated, occupied or leased.

         (b) Hazardous Materials Activities. Except as would not result in a material liability to the Company (in any individual case or in the aggregate)
(i) neither the Company nor any of its subsidiaries has transported, stored, used, manufactured, disposed of or released Hazardous Materials in violation of any law in effect on or before the Closing Date, and (ii) neither the Company nor any of its subsidiaries has disposed of, transported, sold, used or released or manufactured any product containing a Hazardous Material (collectively "HAZARDOUS MATERIALS ACTIVITIES") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

         (c) Permits. The Company and its subsidiaries currently hold all environmental approvals, permits, licenses, clearances and consents ("ENVIRONMENTAL PERMITS") material to and necessary for the conduct of the Company's and its subsidiaries' Hazardous Material Activities and other businesses of the Company and its subsidiaries as such activities and businesses are currently being conducted.

         (d) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ or injunction is pending, and to the Company's knowledge, no action, proceeding, revocation proceeding, amendment procedure, writ or injunction has been threatened by any Governmental Entity against the Company or any of its subsidiaries in a writing delivered to the Company concerning any Environmental Permit of the Company, Hazardous Material or any Hazardous Materials Activity of the Company or any of its subsidiaries. Except a set forth in Part 2.13 of the Company Disclosure Letter, the Company is not aware of any fact or circumstance which could involve the Company or any of its subsidiaries in any environmental litigation or impose upon the Company any material environmental liability.

     2.14 Certain Agreements. Except as otherwise set forth in the applicable lettered subsection of Part 2.14 of the Company Disclosure Letter, neither the Company nor any of its subsidiaries is a party to or is bound by:

         (a) any employment or consulting agreement or commitment with any employee or member of the Company's Board of Directors, providing any term of employment or compensation guarantee or any consulting agreement or any employment agreement that provides severance benefits or other benefits after the termination of employment of such employee regardless of the reason for such termination of employment, except as required by applicable law;

         (b) any agreement or plan, including any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

         (c) any agreement of indemnification, any guaranty or any instrument evidencing indebtedness for borrowed money by way of direct loan, sale of debt securities, purchase money obligation, conditional sale, or otherwise;

         (d) any agreement, obligation or commitment containing covenants purporting to limit or which effectively limit the Company's or any of its subsidiaries' freedom to compete in any line of business or in any geographic area or which would so limit Parent, the Company or the Surviving Corporation or any of its subsidiaries after the Effective Time or granting any exclusive distribution or other exclusive rights;

         (e) any agreement or commitment currently in force relating to the disposition or acquisition by the Company or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business, or pursuant to which the Company has any material ownership or participation interest in any corporation, partnership, joint venture, strategic alliance or other business enterprise other than the Company's subsidiaries;

         (f) any contract for the purchase of materials, supplies, goods, services, equipment or other assets providing for annual payments by the Company or its subsidiaries of $25,000 or more;

         (g) any sales, distribution or other similar agreement providing for the sale by the Company or its subsidiaries of materials, products, supplies, goods, services, equipment or other assets providing for annual payments to the Company or its subsidiaries of $25,000 or more;

         (h) any agreement or commitment with any affiliate of the Company; or

         (i) any agreement or commitment currently in force providing for capital expenditures by Company or its subsidiaries in excess of $25,000.

     Each agreement that is required to be disclosed in the Company Disclosure Letter pursuant to clauses (a) through (i) above or pursuant to Section 2.9 and each agreement that is currently in force and required to be filed with any Company SEC Report shall be referred to herein as a "COMPANY CONTRACT". Each Company Contract is valid and in full force and effect. Neither the Company nor any of its subsidiaries, nor to the Company's knowledge, any other party thereto, is in material breach, violation or default under, and neither the Company nor any of its subsidiaries has received written notice alleging that it has materially breached, violated or defaulted under, any of the terms or conditions of any Company Contract in such a manner as would permit any other party thereto to cancel or terminate any such Company Contract, or would permit any other party to seek material damages or other remedies for any or all such alleged breaches, violations, or defaults.

     2.15 Brokers' and Finders' Fees. Except as set forth in Part 2.15 of the Company Disclosure Letter, the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     2.16 Insurance. The Company and each of its subsidiaries have policies of insurance and bonds of the type and in amounts customarily carried by persons conducting business or owing assets similar to those of the Company and its subsidiaries. There is no material claim pending under any of such policies or bonds as to which coverage has been denied or disputed by the underwriters of such policies or bonds. Except as set forth in Part 2.16 of the Company Disclosure Letter all premiums due and payable under all such policies have been paid, and the Company and its subsidiaries are otherwise in compliance in all material respects with the terms of such policies and bonds. To the knowledge of the Company, there has been no threatened termination of, or material premium increase with respect to, any of such policies. Part 2.16 of the Company Disclosure Letter sets forth a description of each such policy or bond which provides coverage for the Company or any of its subsidiaries.

     2.17 Board Approval. The Board of Directors of Company has, as of the date of this Agreement, (i) determined that the Merger and the other transactions contemplated by this Agreement are fair to, and in the best interests of the Company and its stockholders, and has approved this Agreement and (ii) declared the advisability of the Merger and recommends that the stockholders of the Company approve and adopt this Agreement and approve the Merger.

     2.18 Fairness Opinion. The Company's Board of Directors has received a written opinion from RBC Capital Markets, dated as of the date hereof, to the effect that, as of the date hereof, the Merger Consideration is fair to the Company's stockholders from a financial point of view, and has delivered to Parent a copy of such opinion.

     2.19 DGCL Section 203 and Rights Agreement Not Applicable. The Board of Directors of the Company has taken all actions so that (a) the restrictions contained in Section 203 of the Delaware Law applicable to a "business combination" (as defined in such Section 203) will not apply to the execution, delivery or performance of this Agreement or to the consummation of the Merger or the other transactions contemplated by this Agreement.

     2.20 Customers, Suppliers, Etc. The Company has provided or made available to Parent information concerning (i) the largest customers of the Company (in terms of aggregate revenues to the Company during the fiscal year ended July 31,
2001) representing in the aggregate 80% of the revenues received by the Company in respect of such fiscal year (such customers being referred to herein as the "MAJOR CUSTOMERS") and (ii) the largest suppliers of the Company (in terms of aggregate charges to the Company during the fiscal year ended July 31, 2001) representing in the aggregate 80% of the charges to the Company in respect of such fiscal year (such suppliers being referred to herein as the "MAJOR SUPPLIERS"). Except as set forth in Part 2.20 of the Company Disclosure Letter, since July 31, 2000, (x) there has not been any material adverse change in the business relationship with any Major Customer or Major Supplier, and (y) there has been no dispute between the Company and any Major Customer or Major Supplier and the Company has received no notice that any Major Customer intends to reduce its purchases from the Company in any material respect or that any Major Supplier intends to reduce its sale of goods or services to the Company in any material respect.

     2.21 Inventory. Part 2.21 of the Company Disclosure Letter provides an accurate and complete breakdown of all inventory (including raw materials, work in process and finished goods) of the Company as of October 31, 2001. All of the Company's existing inventory after reserves reflected on the Company's Balance Sheet (including all inventory that is reflected on the Company Balance Sheet and that has not been disposed of by Company since July 31, 2001): (a) is of such quality and quantity as to be usable and saleable by the Company in the ordinary course of business and consistent with the Company's past practices; (b) has been priced at the lower of cost or market value using the "first-in, first-out" method; and (c) is free of any defect or deficiency. Except as set forth in Part 2.21 of the Company Disclosure Letter, the inventory levels maintained by the Company (i) are not excessive in light of the Company's normal operating requirements, (ii) are adequate for the conduct of the Company's operations in the ordinary course of business and consistent with past practices, and (iii) are comparable to the inventory levels maintained by other companies in the same line of business as the Company.

     2.22 Equipment. All of the material equipment and personal property owned by the Company and regularly used in the conduct of its business is in good operating condition and repair, reasonable wear and tear excepted, and is adequate for its intended purpose. There is no material asset used or required by the Company in the conduct of its business as presently operated which is not either owned by it or licensed or leased to it.

     2.23 Accounts Receivable. All accounts receivable, notes receivable and other receivables (other than receivables collected since the date of the Company Balance Sheet) reflected on the Company Balance Sheet are, and all accounts receivable, notes receivable and other receivables of the Company at the Closing Date will be, valid and genuine.

     2.24 Disclosure. None of the information furnished or made available by the Company to Parent in this Agreement, the Company Disclosure Letter, or in any certificate to be executed or delivered pursuant hereto by the Company at or prior to the Closing Date, is false or misleading or contains any misstatement of a material fact, or omits to state any material fact required to be stated in order to make the statements herein or therein not misleading in light of the circumstances under which they were made.

                                   ARTICLE III
             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     As of the date of this Agreement, Parent and Merger Sub represent and warrant to the Company, subject to the exceptions specifically disclosed in writing in the disclosure letter dated as of the date hereof, certified by a duly authorized officer of Parent (in such person's capacity as an officer and not as an individual) and delivered to the Company by Parent (the "PARENT DISCLOSURE LETTER"), as follows:

     3.1 Organization of Parent and Merger Sub.

         (a) Each of Parent and Merger Sub (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) has the corporate or other power and authority to own, lease and operate its assets and property and to carry on its business as now being conducted; and (iii) except as would not be material to Parent, is duly qualified or licensed to do business in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary.

         (b) Parent has delivered or made available to Company a true and correct copy of the Certificate of Incorporation and Bylaws of Parent and Merger Sub, each as amended to date (collectively, the "PARENT CHARTER DOCUMENTS"), and each such instrument is in full force and effect. Neither Parent nor Merger Sub is in violation of any of the provisions of the Parent Charter Documents.

     3.2 Parent and Merger Sub Capitalization.

         (a) The authorized capital stock of Parent consists solely of (i) 5,000,000 shares of preferred stock of Parent, $.001 par value per share, of which 2,666,667 shares have been designated Series A Convertible Preferred Stock, $0.001 par value per share ("Series A Preferred Stock") and (ii) 50,000,000 shares of Parent Common Stock, of which there were 7,778,876 shares issued and outstanding as of the close of business on December 10, 2001. There are 1,995,000 shares of Series A Preferred Stock issued and outstanding as of the date hereof. All outstanding shares of Preferred Stock and Parent Common Stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of Parent or any agreement or document to which Parent is a party or by which it is bound. As of the close of business on December 10, 2001, (i) 2,190,111 shares of Parent Common Stock are subject to issuance pursuant to outstanding options to purchase Parent Common Stock, and (ii) 2,655,890 shares of Parent Common Stock are reserved for future issuance under Parent's 2001 Stock Option and Incentive Plan. All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable.

         (b) Except as set forth in Section 3.2(a) of this Agreement or Part 3.2 of the Parent Disclosure Letter, there are no equity securities, partnership interests or similar ownership interests of any class of Parent equity security, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding.

         (c) The authorized capital stock of Merger Sub consists of 1,000 shares of Merger Sub Common Stock. As of the date hereof, 100 shares of Merger Sub Common Stock are issued and outstanding, all of which are held by Parent. All of the outstanding shares of Merger Sub Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Merger Sub was formed for the purpose of consummating the Merger and has no material assets or liabilities except as necessary for such purpose.

     3.3  Authority; Non-Contravention.

         (a) Parent and Merger Sub each have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes the valid and binding obligations of Parent and Merger Sub, respectively, enforceable against Parent and Merger Sub in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

         (b) The execution and delivery of this Agreement by Parent and by Merger Sub does not, and the performance of this Agreement by Parent and by Merger Sub will not, (i) conflict with or violate the Parent Charter Documents,
(ii) subject to compliance with the requirements set forth in Section 3.3(c) below, conflict with or violate any material law, rule, regulation, order, judgment or decree applicable to Parent or Merger Sub or by which any of their respective material properties is bound or affected, or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Parent's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of; or result in the creation of an Encumbrance on any of the material properties or assets of Parent or Merger Sub pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective material properties are bound or affected. Part 3.3 of the Parent Disclosure Letter lists all consents, waivers and approvals under any of Parent's or any of its subsidiaries' agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate were not obtained, would result in a material loss of benefits to Parent or the Surviving Corporation as a result of the Merger.

         (c) No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity or other person is required to be obtained or made by Parent or Merger Sub in connection with the execution and delivery of this Agreement or the consummation of the Merger, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws, and (iii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not be material to Parent or the Surviving Corporation or have a material adverse effect on the ability of the parties hereto to consummate the Merger.

     3.4 SEC Filings; Parent Financial Statements.

         (a) Parent has filed all forms, reports and documents required to be filed by Parent with the SEC since November 21, 2001, and has made available to Company such forms, reports and documents in the form filed with the SEC. All such required forms, reports and documents (including those that Parent may file subsequent to the date hereof) are referred to herein as the "PARENT SEC REPORTS." As of their respective dates, the Parent SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected prior to the date of this Agreement by a subsequently filed Parent SEC Report. None of Parent's subsidiaries is required to file any forms, reports or other documents with the SEC.

         (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports (the "PARENT FINANCIALS"), including any Parent SEC Reports filed after the date hereof until the Closing, (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 1O-Q, 8-K or any successor form under the Exchange Act) and (iii) fairly presented the consolidated financial position of Parent and its subsidiaries as at the respective dates thereof and the consolidated results of Parent's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments. The balance sheet of Parent contained in Parent SEC Reports as of September 30, 2001 is hereinafter referred to as the "PARENT BALANCE SHEET." Except as disclosed in the Parent Financials, since the date of the Parent Balance Sheet neither Parent nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) required under GAAP to be set forth on a balance sheet which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent and its subsidiaries taken as a whole, except for liabilities incurred since the date of the Parent Balance Sheet in the ordinary course of business consistent with past practices and liabilities incurred in connection with this Agreement.

         (c) Parent has heretofore furnished to Company a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by Parent with the SEC pursuant to the Securities Act or the Exchange Act.

     3.5 Absence of Certain Changes or Events. Since the date of the Parent Balance Sheet there has not been (i) any Material Adverse Effect with respect to Parent, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Parent's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by Parent of any of Parent's capital stock or any other securities of Parent or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, (iii) any split, combination or reclassification of any of Parent's or any of its subsidiaries' capital stock, (iv) any acquisition, sale or transfer of any material asset by Parent or any of its subsidiaries other than in the ordinary course of business or any agreement or commitment by Parent or any of its subsidiaries to do any of the foregoing, (v) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, or
(vi) any material revaluation by Parent of any of its material assets, including writing off notes or accounts receivable other than in the ordinary course of business.

     3.6 Litigation. There are no claims, suits, actions or proceedings pending or, to the knowledge of Parent, threatened against, relating to or affecting Parent or any of its subsidiaries, before any Governmental Entity or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to be material to Parent or have a material adverse effect on the ability of the parties hereto to consummate the Merger.

     3.7 Disclosure. None of the information furnished by Parent to the Company in this Agreement, the Parent Disclosure Letter, or in any certificate to be executed or delivered pursuant hereto by the Parent at or prior to the Closing Date, is false or misleading or contains any misstatement of a material fact, or omits to state any material fact required to be stated in order to make the statements herein or therein not misleading in light of the circumstances under which they were made.

     3.8 Brokers' and Finders' Fees. Except as set forth in Part 3.8 of the Parent Disclosure Letter, Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                                   ARTICLE IV
                       CONDUCT PRIOR TO THE EFFECTIVE TIME

     4.1 Conduct of Business by the Company. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, the Company and each of its subsidiaries shall, except to the extent that Parent shall otherwise consent in writing, carry on its business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and in compliance in all material respects with all applicable laws and regulations, pay its debts and Taxes when due subject to good faith disputes over such debts or Taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) maintain its equipment and other assets in good working order, (iii) keep in force its material insurance policies, (iv) keep available the services of its present officers and employees and (v) preserve its relationships with customers, suppliers, distributors, and others with which it has business dealings. In addition, the Company will promptly notify Parent of any material adverse event involving its business or operations.

     In addition, except as permitted by the terms of this Agreement, and except as provided in Schedule 4.1 of the Company Disclosure Letter, without the prior written consent of Parent, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, the Company shall not do any of the following and shall not permit its subsidiaries to do any of the following:

         (a) Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or repurchase of restricted stock, or reprice options granted to any employee, consultant, director or authorize cash payments in exchange for any options or take any such action with regard to any warrant or other right to acquire the Company's capital stock;

         (b) Grant any severance or termination pay to any officer or employee except pursuant to written agreements in effect, or policies existing, on the date hereof and as previously disclosed in writing to Parent, or adopt any new severance plan;

         (c) Transfer or license to any person or entity or otherwise extend, amend or modify in any material respect any rights to the Company Intellectual Property Rights, other than non-exclusive licenses in the ordinary course of business and consistent with past practice;

         (d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

         (e) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company or its subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to Company Stock Options or purchase agreements in effect on the date hereof;

         (f) Issue, deliver, sell, authorize, pledge or otherwise encumber any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities, other than the issuance, delivery and/or sale of shares of Company Common Stock pursuant to the exercise of Company Options;

         (g) Cause, permit or propose any amendments to its Certificate of Incorporation, Bylaws or other charter documents (or similar governing instruments of any of its subsidiaries);

         (h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof; or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Company or enter into any material joint ventures;

         (i) Enter into any material strategic relationship or alliance in which Company agrees to share profits, pay royalties, or grant exclusive rights of any nature to any material assets of the Company to any third party;

         (j) Sell, lease, license, encumber or otherwise dispose of any properties or assets which are material, individually or in the aggregate, to the business of Company;

         (k) Incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Company, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing other than (i) in connection with the financing of ordinary course trade payables consistent with past practice or (ii) pursuant to existing credit facilities in the ordinary course of business;

         (l) Adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at will"), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, or change in any material respect any management policies or procedures;

         (m) Make any capital expenditures outside of the ordinary course of business in excess of $25,000 in the aggregate;

         (n) Modify, amend or terminate any Company Contract or other material contract or agreement to which Company or any subsidiary thereof is a party or enter into any contract or agreement which provides for Company to incur or pay any amounts in excess of $25,000 over the life of such contract or agreement;

         (o) Settle any material litigation or waive, release or assign any material rights or claims thereunder;

         (p) Enter into, modify, amend or cancel any development services, licensing, distribution, sales, sales representation or other similar agreement or obligation other than such agreements entered into in the ordinary course of business consistent with past practices;

         (q) Materially revalue any of its assets or, except as required by GAAP, make any change in accounting methods, principles or practices;

         (r) Engage in any action with the intent to directly or indirectly adversely impact any of the transactions contemplated by this Agreement; or

         (s) Agree in writing or otherwise to take any of the actions described in Section 4.1(a) through (r) above.

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

     5.1 Securities and Other Filings.

         (a) As promptly as practicable after the execution of this Agreement, each of the Company and Parent will prepare and file any filings required to be filed by it under the Exchange Act, the Securities Act or any other federal, state or foreign laws relating to the Merger and the transactions contemplated by this Agreement (the "FILINGS"). The Company and Parent each shall promptly supply the other with any information which may be required in order to effectuate any filings pursuant to this Section 5.1.

         (b) Each of the Company and Parent will notify the other promptly upon the receipt of any comments from any government officials in connection with any filing made pursuant hereto and of any request by any such government officials for amendments or supplements to the Filings or for additional information and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the government officials, on the other hand, with respect to the Merger or any Filing. Each of Company and Parent will cause all documents that it is responsible for filing under this
Section 5.1 to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs that is required to be set forth in an amendment or supplement to the Filing, the Company or Parent, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the appropriate government officials, and/or mailing to stockholders of the Company and/or Parent, such amendment or supplement.

     5.2 Meeting of Company Stockholders.

         (a) Promptly after the date hereof, the Company will take all action necessary in accordance with the Delaware Law and its Certificate of Incorporation and Bylaws to convene the Company Stockholders' Meeting to be held as promptly as practicable for the purpose of voting upon approval and adoption of this Agreement and approval of the Merger. Subject to Section 5.2(c), the Company will use its commercially reasonable efforts to solicit from its stockholders proxies in favor of the adoption and approval of this Agreement and the approval of the Merger and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by Delaware Law to obtain such approvals. If as of the time for which the Company's Stockholders' Meeting is originally scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders' Meeting, the Company may adjourn or postpone the Company Stockholders' Meeting to the extent necessary. The Company shall ensure that the Company Stockholders' Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by the Company in connection with the Company Stockholders' Meeting are solicited, in compliance with the Delaware Law, its Certificate of Incorporation and Bylaws and all other applicable legal requirements. The Company's obligation to call, give notice of, convene and hold the Company Stockholders' Meeting in accordance with this Section 5.2(a) shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission to the Company of any Acquisition Proposal (as defined in Section 5.4) or Superior Offer (as defined below), or by any withdrawal, amendment or modification of the recommendation of the Board of Directors of the Company with respect to this Agreement or the Merger, and the Company Stockholders' Meeting shall be called, noticed, convened and held prior to the calling, noticing, convening or holding of any meeting of Company's stockholders to consider approval of any Acquisition Proposal or Superior Offer.

         (b) Subject to Section 5.2(c): (i) the Board of Directors of Company shall recommend that the Company's stockholders vote in favor of and adopt and approve this Agreement and approve the Merger at the Company Stockholders' Meeting; and (ii) neither the

Board of Directors of the Company nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Parent, the recommendation of the Board of Directors of the Company that the Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger.

         (c) Nothing in this Agreement shall prevent the Board of Directors of the Company from withholding, withdrawing, amending or modifying its recommendation in favor of the Merger if (i) a Superior Offer (as defined below) is made to the Company and is not withdrawn, (ii) the Company shall have provided written notice to Parent (a "NOTICE OF SUPERIOR OFFER") advising Parent that the Company has received a Superior Offer, specifying all of the material terms and conditions of such Superior Offer and identifying the person or entity making such Superior Offer, (iii) Parent shall not have, within five business days of Parent's receipt of the Notice of Superior Offer, made an offer that the Company's Board of Directors by a majority vote determines in its good faith judgment (after consultation with a financial advisor of national standing) to be at least as favorable to the Company's stockholders as such Superior Offer (it being agreed that the Board of Directors of Company shall convene a meeting to consider any such offer by Parent promptly following the receipt thereof),
(iv) the Board of Directors of the Company reasonably concludes, after consultation with its outside counsel, that, in light of such Superior Offer, the withholding, withdrawal, amendment or modification of such recommendation is required in order for the Board of Directors of the Company to comply with its fiduciary obligations to the Company's stockholders under applicable law and (v) the Company shall not have violated any of the restrictions set forth in Section
5.4 or this Section 5.2. The Company shall provide Parent with at least two business days prior notice (or such lesser prior notice as provided to the members of Company's Board of Directors) of any meeting of the Company's Board of Directors at which the Company's Board of Directors is reasonably expected to consider any Acquisition Proposal (as defined in Section 5.4) to determine whether such Acquisition Proposal is a Superior Offer. Nothing contained in this
Section 5.2(c) shall limit the Company's obligation to hold and convene the Company Stockholders' Meeting (regardless of whether the recommendation of the Board of Directors of the Company shall have been withdrawn, amended or modified).

         For purposes of this Agreement, "SUPERIOR OFFER" shall mean an unsolicited, bona fide written offer made by a third party to consummate any of the following transactions: (i) a merger or consolidation involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction hold less than 50% of the equity interest in the surviving or resulting entity of such transaction or (ii) the acquisition by any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) (including by way of a tender offer or an exchange offer or a two step transaction involving a tender offer followed with reasonable promptness by a cash-out merger involving the Company), directly or indirectly, of ownership of 100% of the then outstanding shares of capital stock of the Company, on terms that the Board of Directors of the Company determines, in its reasonable judgment (after consultation with a financial advisor of national standing) to be more favorable to the Company stockholders than the terms of the Merger; provided, however, that any such offer shall not be deemed to be a "Superior Offer" if any financing required to consummate the transaction contemplated by such offer is not committed (and the Company provides Parent with written evidence of such commitment) and is not likely in the reasonable judgment of the

Company's Board of Directors (after consultation with its financial advisor) to be obtained by such third party on a timely basis.

         (d) Nothing contained in this Agreement shall prohibit the Company or its Board of Directors from taking and disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, provided, however, that the Board of Directors of the Company shall not recommend that the stockholders of the Company tender their shares in connection with a tender offer except to the extent that the Board of Directors determines in its good faith judgment, after consultation with outside counsel and a financial advisor of national standing, that the tender offer constitutes a Superior Offer and that such recommendation is required in order for the Board of Directors of the Company to comply with its fiduciary duties to the Company's stockholders under applicable law.

     5.3 Confidentiality; Access to Information.

         (a) The parties acknowledge that the Company and Parent have previously executed a Mutual Agreement of Confidentiality, dated as of November 19, 2001 (the "CONFIDENTIALITY AGREEMENT"), which Confidentiality Agreement will continue in full force and effect in accordance with its terms.

         (b) Parent, on the one hand, and the Company, on the other, will afford the other party and the other party's accountants, counsel and other representatives reasonable access to its properties, books, records and personnel during the period prior to the Effective Time to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel, as the other party may reasonably request. No information or knowledge obtained by a party in any investigation pursuant to this Section 5.3 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

     5.4 No Solicitation.

         (a) From and after the date of this Agreement until the Effective Time or termination of this Agreement pursuant to its terms, the Company and its subsidiaries will not, nor will they authorize or permit any of their respective officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as hereinafter defined), (ii) participate in any discussions or negotiations regarding, or furnish to any person any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, (iii) engage in discussions with any person with respect to any Acquisition Proposal, except as to the existence of these provisions, (iv) except as permitted by Section 5.2(c), approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Proposal; provided, however, that prior to the approval of this Agreement and the Merger at the Company Stockholders' Meeting, this Section 5.4(a) shall not prohibit the Company from furnishing nonpublic information regarding the Company and its subsidiaries to, or entering into discussions with, any person or group who has submitted (and not withdrawn) to the Company an unsolicited, written, bona fide Acquisition Proposal that the Board of Directors of the Company reasonably concludes (after consultation with a financial advisor of national standing) may constitute a Superior Offer if (1) neither the Company nor any representative of the Company and its subsidiaries shall have violated any of the restrictions set forth in this Section 5.4, (2) the Board of Directors of the Company concludes in good faith, after consultation with its outside legal counsel, that such action is required in order for the Board of Directors of the Company to comply with its fiduciary obligations to the Company's stockholders under applicable law, (3) prior to furnishing any such nonpublic information to, or entering into any such discussions with, such person or group, the Company gives Parent written notice of the identity of such person or group and all of the material terms and conditions of such Acquisition Proposal and of the Company's intention to furnish nonpublic information to, or enter into discussions with, such person or group, and the Company receives from such person or group an executed confidentiality agreement containing terms at least as restrictive with regard to the Company's confidential information as the Confidentiality Agreement, (4) the Company gives Parent at least two business days advance notice of its intent to furnish such nonpublic information or enter into such discussions, and (5) contemporaneously with furnishing any such nonpublic information to such person or group, the Company furnishes such nonpublic information to Parent (to the extent such nonpublic information has not been previously furnished by the Company to Parent). The Company and its subsidiaries will immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding two sentences by any officer, director or employee of the Company or any of its subsidiaries or any investment banker, attorney or other advisor or representative of the Company or any of its subsidiaries shall be deemed to be a breach of this Section 5.4 by the Company.

     For purposes of this Agreement, "ACQUISITION PROPOSAL" shall mean any offer or proposal (other than an offer or proposal by Parent) relating to, or involving: (A) any acquisition or purchase by any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a 15% beneficial ownership interest in the total outstanding voting securities of the Company or any of its subsidiaries; (B) any tender offer or exchange offer that if consummated would result in any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning 15% or more of the total outstanding voting securities of the Company or any of its subsidiaries; (C) any merger, consolidation, business combination or similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction hold less than 85% of the equity interests in the surviving or resulting entity of such transaction; (D) any sale, lease, exchange, transfer, license (other than in the ordinary course of business), acquisition, or disposition of any material assets of the Company; or (E) any liquidation or dissolution of the Company.

         (b) In addition to the obligations of the Company set forth in paragraph (a) of this Section 5.4, the Company as promptly as practicable shall advise Parent orally and in writing of an Acquisition Proposal or any request for nonpublic information or other inquiry which the Company reasonably believes could lead to an Acquisition Proposal, the material terms and conditions of such Acquisition Proposal, request or inquiry, and the identity of the person or group making any such Acquisition Proposal, request or inquiry. The Company will keep Parent informed as promptly as practicable in all material respects of the status and details (including material amendments or proposed amendments) of any such Acquisition Proposal, request or inquiry.

     5.5 Public Disclosure. Parent and the Company will consult with each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to the Merger, this Agreement or an Acquisition Proposal and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with a national securities exchange. The parties have agreed to the text of the joint press release announcing the execution of this Agreement.

     5.6 Reasonable Efforts; Notification.

         (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using all commercially reasonable efforts to accomplish the following: (i) causing the conditions precedent set forth in Article VI to be satisfied, (ii) obtaining all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities and making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities) and taking all steps that may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) obtaining all necessary consents, approvals or waivers from third parties, (iv) defending any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (v) executing and delivering any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. Notwithstanding anything in this Agreement to the contrary, neither Parent nor any of its affiliates shall be under any obligation to make proposals, execute or carry out agreements or submit to orders providing for the sale or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of Parent or any of its affiliates or Company or any of its affiliates or the holding separate of the shares of Company Common Stock (or shares of stock of the Surviving Corporation) or imposing or seeking to impose any limitation on the ability of Parent or any of its affiliates to conduct their business or own such assets or to acquire, hold or exercise full rights of ownership of the shares of Company Common Stock (or shares of stock of the Surviving Corporation).

         (b) Each of the Company and Parent will give prompt notice to the other of (i) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the Merger, (ii) any notice or other communication from any Governmental Entity in connection with the Merger, (iii) any litigation relating to, involving or otherwise affecting the Company, Parent or their respective subsidiaries that relates to the consummation of the Merger. The Company shall give prompt notice to Parent of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement. Parent shall give prompt notice to the Company of any representation or warranty made by it or Merger Sub contained in this Agreement becoming untrue or inaccurate, or any failure of Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, or any material adverse event involving its business or operations; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

     5.7 Third Party Consents. As soon as practicable following the date hereof, Parent and the Company will each use all commercially reasonable efforts to obtain any consents, waivers and approvals under any of its or its subsidiaries' respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

     5.8 Stock Options.

         (a) At the Effective Time, each outstanding Company Option, whether or not then exercisable, will be assumed by Parent (an "ASSUMED COMPANY OPTION"). Each Company Option so assumed by Parent under this Agreement will continue to have, and be subject to, the same terms and conditions set forth in the applicable Company Stock Option Plan, if any, pursuant to which the Company Option was issued and any option agreement between Company and the optionee with regard to the Company Option immediately prior to the Effective Time (including, without limitation, any repurchase rights or vesting provisions), except that
(i) each Company Stock Option will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were issuable upon exercise of such Company Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock and (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Company Option will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such Company Option was exercisable immediately prior to the Effective Time by the Exchange Ratio, rounded up to the nearest whole cent. Continuous employment with the Company or its subsidiaries shall be credited to the optionee for purposes of determining the vesting of all assumed Company Options after the Effective Time.

     As used in this Agreement, the term "EXCHANGE RATIO" shall mean a number (rounded to four decimal places) equal to the quotient obtained by dividing (i) $2.50 by (ii) the average of the closing trading prices of Parent Common Stock (rounded to four decimal places) as reported on the American Stock Exchange for the ten consecutive (10) trading days ending with the third trading day immediately preceding the Closing Date.

                (b) It is intended that Company Options assumed by Parent shall qualify following the Effective Time as incentive stock options as defined in Section 422 of the Code to the extent Company Options qualified as incentive stock options immediately prior to the Effective Time and the provisions of this Section 5.8 shall be applied consistent with such intent.

         5.9 Form S-8. Parent agrees to file a registration statement on Form S-8 for the shares of Parent Common Stock issuable with respect to Assumed Company Options promptly, but in no event later than ten business days, following the Effective Time and shall maintain the effectiveness of such registration statement thereafter for so long as any of such options or other rights remain outstanding.

         5.10 Indemnification.

                (a) From and after the Effective Time, Parent will cause the Surviving Corporation to fulfill and honor in all respects the obligations of the Company pursuant to any indemnification agreement between the Company and any person who served as a director of officer of the Company at any time prior to the Effective Time (the "INDEMNIFIED PARTIES") and any indemnification provisions under the Company's Certificate of Incorporation or Bylaws as in effect on the date hereof. The Certificate of Incorporation and Bylaws of the Surviving Corporation will contain provisions with respect to exculpation and indemnification that are at least as favorable to the Indemnified Parties as those contained in the Certificate of Incorporation and Bylaws of the Company as in effect on the date hereof, which provisions will not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of the Indemnified Parties, unless such modification is required by law.

                (b) The Surviving Corporation shall use its reasonable best efforts to maintain in effect for a period of six years from and after the Effective Time directors' and officers' liability insurance covering those persons who are currently covered by the Company's directors' and officers' liability insurance policy on terms comparable to such existing insurance coverage; provided, however, that in no event shall the Surviving Corporation be required to expend pursuant to this Section 5.10(b) more than an amount per year equal to 150% of the current annual premiums paid by the Company for such insurance.

                (c) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation or, at Parent's option, Parent, shall assume the obligations set forth in this Section 5.10.

         5.11 Takeover Statutes. If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, each of Parent and the Company and their respective Boards of Directors shall grant such approvals and take such lawful actions as are necessary to ensure that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement, and otherwise act to eliminate or minimize the effects of such statute and any regulations promulgated thereunder on such transactions.

         5.12 Certain Employee Benefits. As soon as practicable after the execution of this Agreement, the Company and Parent shall confer and work together in good faith to agree upon mutually acceptable employee benefit and compensation arrangements (and terminate the Company Employee Plans immediately prior to the Effective Time if appropriate). If requested by Parent, the Company shall take all corporate action necessary in advance of the Effective Time to terminate its and its subsidiaries' 401(k) plans effective immediately prior to the Effective Time.

         5.13 Section 16. Provided that the Company delivers to Parent the
Section 16 Information (as defined below) in a timely fashion, the Board of Directors of Parent, or a committee of two or more Non-Employee Directors thereof (as such term is defined for purposes of Rule 16b-3 under the Exchange
Act), shall adopt resolutions prior to the consummation of the Merger, providing that the receipt by the Company Insiders (as defined below) of options for Parent Common Stock upon conversion of the Company Options, in each case pursuant to the transactions contemplated hereby and to the extent such securities are listed in the Section 16 Information, are intended to be exempt from liability pursuant to Section 16(b) under the Exchange Act. Such resolutions shall comply with the approval conditions of Rule 16b-3 under the Exchange Act for purposes of such Section 16(b) exemption, including, but not limited to, specifying the name of the Company Insiders, the number of securities to be acquired or disposed of for each such person, the material terms of any derivative securities, and that the approval is intended to make the receipt of such securities exempt pursuant to Rule 16b-3(d).

         "SECTION 16 INFORMATION" shall mean information regarding the Company Insiders and the number and description of the Company Options held by each such Company Insider and expected to be converted into options for Parent Common Stock in connection with the Merger. "COMPANY INSIDERS" shall mean those officers and directors of Company who will be subject to the reporting requirement of Section 16(b) of the Exchange Act with respect to Parent and who are listed in the Section 16 Information.

         5.14 Notices Regarding Dissenting Shares. The Company shall give Parent
(i) prompt notice of any written demand for appraisal of any shares of Company Common Stock together with the name and address of the stockholder who has taken such action and the number of shares of Company Common Stock owned by such stockholder, of any withdrawals of such demands, and of any other instruments served pursuant to Delaware Law and received by the Company relating to stockholders' rights of appraisal, and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under Delaware Law. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demand for appraisal of capital stock of the Company or offer to settle or settle any such demands.

                                   ARTICLE VI

                            CONDITIONS TO THE MERGER

         6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

                (a) Company Stockholder Approval. This Agreement shall have been approved and adopted, and the Merger shall have been approved, by the requisite vote of the stockholders of Company under applicable law and the Company Charter Documents.

                (b) No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

                (c) No Restraints. There shall not be instituted or pending any action or proceeding by any Governmental Entity (i) seeking to restrain, prohibit or otherwise interfere with the ownership or operation by Parent or any of its subsidiaries of all or any portion of the business of the Company or any of its subsidiaries or of Parent or any of its subsidiaries or to compel Parent or any of its subsidiaries to dispose of or hold separate all or any portion of the business or assets of the Company or any of its subsidiaries or of Parent or any of its subsidiaries, (ii) seeking to impose or confirm limitations on the ability of Parent or any of its subsidiaries effectively to exercise full rights of ownership of the shares of Company Common Stock (or shares of stock of the Surviving Corporation) including the right to vote any such shares on any matters properly presented to stockholders or (iii) seeking to require divestiture by Parent or any of its subsidiaries of any such shares.

         6.2 Additional Conditions to Obligations of the Company. The obligation of the Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

                (a) Representations and Warranties. Each representation and warranty of Parent and Merger Sub contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except, (A) in each case, or in the aggregate, as does not constitute a Material Adverse Effect on Parent or Merger Sub as of the Closing Date; provided, however, such Material Adverse Effect qualification shall be inapplicable with respect to the representations and warranties contained in Sections 3.2 and 3.3 (which representations shall be true and correct at the applicable times in all material respects), and (B) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct (subject to the qualifications set forth in the preceding clause (A)) as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, any update of or modification to the Parent Disclosure Letter made or purported to have been made after the execution of this Agreement shall be disregarded). The Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by an authorized officer of Parent.

                (b) Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and the Company shall have received a certificate to such effect signed on behalf of Parent by an authorized officer of Parent.

         6.3 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by
Parent:

                (a) Representations and Warranties. Each representation and warranty of the Company contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date except (A) in each case, or in the aggregate, as does not constitute a Material Adverse Effect on Company as of the Closing Date; provided, however, such Material Adverse Effect qualification shall be inapplicable with respect to the representations and warranties contained in Sections 2.2, 2.3, 2.4, 2.17, 2.18 and 2.19 (which representations shall be true and correct at the applicable times in all material respects), and (B) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct (subject to the qualifications set forth in the preceding clause (A)) as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, any update of or modification to the Company Disclosure Letter made or purported to have been made after the execution of this Agreement shall be disregarded). Parent shall have received a certificate with respect to the foregoing signed on behalf of the Company by the Chief Executive Officer of the Company.

                (b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Parent shall have received a certificate to such effect signed on behalf of the Company by the Chief Executive Officer of the Company.

                (c) Material Adverse Effect. No Material Adverse Effect with respect to the Company shall have occurred since the date of this Agreement and be continuing.

                (d) [Reserved.]

                (e) Consents. Parent shall have been furnished with evidence reasonably satisfactory to it that the Company has obtained the consents, approvals and waivers set forth in Part 6.3(e) of the Company Disclosure Letter.

                (f) Limit on Dissenters' Rights. As of the Closing Date, the aggregate number of Dissenting Shares shall not exceed twenty percent of the number of issued and outstanding shares of Company Common Stock.

                (g) Modification of Credit Facilities. The Company and Congress Financial Corporation shall have entered into an amendment of the loan agreements between them in form and substance satisfactory to Parent. If the foregoing condition is not satisfied by the date that is sixty days after the date this Agreement is signed, Parent shall notify the Company on such date that it is either waiving the condition or terminating this Agreement.

                (h) Consent of Parent's Lender. Parent shall have obtained the consent of its secured lender to the Merger and the transactions contemplated by this Agreement on or before the date that is sixty days after the date this Agreement is signed. If the foregoing condition is not satisfied by the date that is sixty days after the date this Agreement is signed, Parent shall notify the Company on such date that it is either waiving the condition or terminating this Agreement.


                                  ARTICLE VII

                       TERMINATION, AMENDMENT AND WAIVER

         7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the requisite approvals of the stockholders of the Company:

                (a) by mutual written consent duly authorized by the Boards of Directors of Parent and the Company;

                (b) by either the Company or Parent if the Merger shall not have been consummated by May 31, 2002 for any reason; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

                (c) by either the Company or Parent if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable;

                (d) by either the Company or Parent, if the approval and adoption of this Agreement, and the approval of the Merger, by the stockholders of the Company shall not have been obtained by reason of the failure to obtain the required vote at a meeting of Company stockholders duly convened therefore or at any adjournment thereof; provided, however, that the right to terminate this Agreement under this Section 7.1(d) shall not be available to the Company where the failure to obtain the Company stockholder approval shall have been caused by (i) the action or failure to act of the Company and such action or failure to act constitutes a breach by the Company of this Agreement or (ii) a breach by a stockholder of the Company of (A) any of the Stockholder Voting Agreements dated September 21, 2001, as amended, by and between Parent and each of E. Joseph Edell, Beverly Edell, the Edell Family Partnership and Ethel Edell, as Executrix for the Estate of Arthur Edell or (B) any of the Stockholder Voting Agreements dated as of the date hereof by and between Parent and each of Andrew Pinkowski and Rita

Pinkowski;

                (e) by Parent (at any time prior to the adoption and approval of this Agreement and the Merger by the required vote of the stockholders of the Company) if a Triggering Event (as defined below) shall have occurred;

                (f) by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or
Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided that if such inaccuracy in Parent's representations and warranties or breach by Parent is curable by Parent, then the Company may not terminate this Agreement under this Section 7.1(f) for 15 days after delivery of written notice from the Company to Parent of such breach, provided Parent continues to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate this Agreement pursuant to this paragraph (f) if such breach by Parent is cured during such 15-day period, or if the Company shall have materially breached this Agreement);

                (g) by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided that if such inaccuracy in the Company's representations and warranties or breach by the Company is curable by the Company, then Parent may not terminate this Agreement under this Section 7.1(g) for 15 days after delivery of written notice from Parent to the Company of such breach, provided the Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this paragraph (g) if such breach by the Company is cured during such 15-day period, or if Parent shall have materially breached this Agreement); or

                (h) by Parent, pursuant to Section 6.3(g) or Section 6.3(h).

                For the purposes of this Agreement, a "TRIGGERING EVENT" shall be deemed to have occurred if: (i) the Board of Directors of the Company or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to Parent its recommendation in favor of the adoption and approval of the Agreement or the approval of the Merger;
(ii) the Board of Directors of the Company fails publicly to reaffirm its recommendation in favor of the adoption and approval of the Agreement and the approval of the Merger within 10 business days after Parent requests in writing that such recommendation be reaffirmed at any time following the public announcement of an Acquisition Proposal; (iii) the Board of Directors of the Company or any committee thereof shall have approved or publicly recommended any Acquisition Proposal; (iv) the Company shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any Acquisition Proposal; (v) the Company shall have materially breached any of the provisions of Sections 5.2 or 5.4; or (vi) a tender or exchange offer relating to securities of the Company shall have been commenced by a person unaffiliated with Parent, and the Company shall not have sent to its securityholders pursuant to Rule 14e-2 promulgated under the Exchange Act, within 10 business days after such tender or exchange offer is first published sent or given, a statement disclosing that the Company recommends rejection of such tender or exchange offer.

         7.2 Notice of Termination; Effect of Termination. Any proper termination of this Agreement under Section 7.1 will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in
Section 7.1, this Agreement shall be of no further force or effect, and no party shall have any liability for a breach of a representation, warranty or covenant of this Agreement, except (i) as set forth in this Section 7.2, Section 7.3 and
Article 8, each of which shall survive the termination of this Agreement, and
(ii) nothing herein shall relieve any party from liability for any willful and knowing breach of any covenant of this Agreement or for any intentional or willful act or omission by a party which renders any representations or warranties of such party untrue. No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, all of which obligations shall survive termination of this Agreement in accordance with their terms.

         7.3      Fees and Expenses.

                (a) Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated, provided, if the Merger is consummated, all of the Company's reasonable unpaid fees and expenses (including the reasonable fees of attorneys, accountants and financial advisors to the Company) incurred in connection with this Agreement and the transactions contemplated hereby that remain due and payable after the Effective Date shall be paid by the Surviving Corporation as promptly as practicable after the Effective Time.

                (b) In the event that this Agreement is terminated by Parent or the Company, as applicable, pursuant to Section 7.1(d) or Section 7.1(e), the Company shall promptly, but in no event later than two days after the date of such termination, pay Parent a fee equal to $800,000 in immediately available funds (the "TERMINATION FEE"); provided, that in the case of a termination under Section 7.1(d) prior to which no Triggering Event has occurred, (i) such payment shall be made only if (A) following the date of this Agreement and prior to the termination of this Agreement, a person has publicly announced an Acquisition Proposal and (B) within 12 months following the termination of this Agreement a Company Acquisition (as defined below) is consummated or the Company enters into a letter of intent or other agreement providing for a Company Acquisition and (ii) such payment shall be made promptly, but in no event later than two days after the consummation of such Company Acquisition or the entry by the Company into such agreement.

                  (c) If this Agreement is terminated by the Company under
Section 7.1(f) then Parent shall pay to the Company no later than two days after demand by Company therefor together with a statement from the Company's Chief Financial Offer certifying the amount thereof, Company's fees and expenses (including fees of attorneys, accountants and financial advisors to Company) incurred in connection with this Agreement and the transactions contemplated hereby, up to an aggregate amount of such fees and expenses not to exceed $200,000.

                (d) If this Agreement is terminated (A) by Parent under either of Sections 7.1(e) or 7.1(g) or (B) by the Company or Parent under Section 7.1(d), then in each such case, the Company shall pay to Parent no later than two days after demand by Parent therefor together with a statement from Parent's Chief Financial Offer certifying the amount thereof, Parent's fees and expenses (including fees of attorneys, accountants and financial advisors to Parent) incurred in connection with this Agreement and the transactions contemplated hereby, up to an aggregate amount of such fees and expenses not to exceed $200,000.

                (e) Each of Parent and the Company acknowledges that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither Parent nor the Company would enter into this Agreement. Accordingly, if Parent or the Company fails to pay in a timely manner amounts due pursuant to Section 7.3(b), 7.3(c) or 7.3(d), and, in order to obtain such payment, Parent or the Company makes a claim for such amounts that results in a judgment against the other for the amounts described in Section 7.3(b), 7.3(c) or 7.3(d), the judgment debtor shall pay to judgment creditor its reasonable costs and expenses in connection with such suit, together with interest on the amounts described in Section 7.3(b), 7.3(c) and 7.3(d) (at the prime rate of The Chase Manhattan Bank in effect on the date such payment was required to be made) from such date until the payment of such amount (together with such accrued interest). Payment of the fees described in this Section 7.3(b), 7.3(c) and/or 7.3(d) shall not be in lieu of damages incurred in the event of breach of this Agreement as described in clause (ii) of Section 7.2.

                For the purposes of this Agreement, "COMPANY ACQUISITION" shall mean any of the following transactions (other than the transactions contemplated by this Agreement); (i) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction hold less than 50% of the aggregate equity interests in the surviving or resulting entity of such transaction,
(ii) a sale or other disposition by the Company of assets representing in excess of 50% of the aggregate fair market value of the Company's business immediately prior to such sale, or (iii) the acquisition by any person or group (including by way of a tender offer or an exchange offer or issuance by the Company), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of 50% of the voting power of the then outstanding shares of capital stock of the Company.

         7.4 Amendment. Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Parent and the Company.

         7.5 Extension; Waiver. At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered or made available pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         8.1 Non-Survival of Representations and Warranties. The representations and warranties of the Company, Parent and Merger Sub contained in this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

         8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon delivery either personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

               (a)   if to Parent or Merger Sub, to:

                     Inverness Medical Innovations, Inc.
                     51 Sawyer Road, Suite
                     200 Waltham, MA 02453
                     Attention: Ron Zwanziger, Chairman and Chief Executive
                                Officer and Paul T. Hempel, General Counsel
                     Facsimile No.: (617) 647-3939

                     with a copy to:

                     Foley, Hoag & Eliot LLP
                     One Post Office Square
                     Boston, MA  02109
                     Attention: John D. Patterson, Esq.
                     Facsimile No.: (617) 832-7000

                     (b) if to the Company, to:

                         IVC Industries, Inc.
                         500 Halls Mill Road
                         Freehold, NJ  07728
                         Attention: E. Joseph Edell, Chairman
                         Facsimile No.: (732) 308-9793

                         with a copy to:

                         Rosenman & Colin LLP
                         575 Madison Avenue
                         New York, NY 10022
                         Attention: Edward H. Cohen, Esq.
                         Facsimile No.: (212) 940-8580

         8.3      Interpretation; Certain Defined Terms.

                (a) When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The words "INCLUDE," "INCLUDES" and "INCLUDING" when used herein shall be deemed in each case to be followed by the words "WITHOUT LIMITATION." The table of contents and headings contained in this Agreement are only for reference purposes and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "THE BUSINESS OF" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity. Reference to an agreement herein is to such agreement as amended in accordance with its terms up to the date hereof. Reference to a statute herein is to such statute, as amended.

                (b) For purposes of this Agreement, "KNOWLEDGE" means, with respect to any fact, circumstance, event or other matter in question, the actual knowledge of such fact, circumstance, event or other matter of (i) an individual, if used in reference to an individual, or (ii) any officer or director of such party, if used in reference to a person that is not an individual. Any such individual will be deemed to have actual knowledge of a particular fact, circumstance, event or other matter if (x) actually aware of a particular fact, circumstance, event or other matter; or (y) should have become aware of a particular fact, circumstance, event or other matter, based upon appropriate due inquiry of the responsible persons employed by such party who would reasonably be expected to have knowledge with respect to the particular fact, circumstance, event or other matter in question.

                (c) For purposes of this Agreement, the term "MATERIAL ADVERSE EFFECT" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect (whether or not such change, event, violation, inaccuracy, circumstance or effect constitutes a breach of a representation, warranty or covenant made by an entity in this Agreement) that is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), capitalization, financial condition, operations or results of operations of such entity taken as a whole with its subsidiaries, except to the extent that any such change, event, violation, inaccuracy, circumstance or effect directly and primarily results from (i) changes in general economic conditions or changes affecting the industry generally in which such entity operates (provided that such changes do not affect such entity in a disproportionate manner) or (ii) changes in the trading prices for such entity's capital stock.

                (d) For purposes of this Agreement, the term "PERSON" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

                (e) For purposes of this Agreement, "SUBSIDIARY" of a specified entity will be any corporation, partnership, limited liability company, joint venture or other legal entity of which the specified entity (either alone or through or together with any other subsidiary) owns, directly or indirectly, 50% or more of the stock or other equity or partnership interests the holders of which are generally entitled to vote for the election of the Board of Directors or other governing body of such corporation or other legal entity.

         8.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         8.5 Original Agreement Superseded; Entire Agreement; Third Party Beneficiaries. This Agreement amends and restates the Original Agreement, and supersedes in their entirety the provisions of the Original Agreement. This Agreement, its Exhibits and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Disclosure Letter and the Parent Disclosure Letter (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement; and (b) are not intended to confer upon any other person any rights or remedies hereunder, except as specifically provided in Section 5.10.

         8.6 Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         8.7 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         8.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

         8.9 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         8.10 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section shall be void.

         8.11 Waiver Of Jury Trial. EACH OF PARENT, THE COMPANY AND MERGER SUB HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, THE COMPANY OR MERGER SUB IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                                   * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Agreement and Plan of Merger to be executed by their duly authorized respective officers as of January 22, 2002.

                                            INVERNESS MEDICAL INNOVATIONS, INC.

                                            By: /s/ Ron Zwanziger
                                               ---------------------------------
                                            Name:  Ron Zwanziger
                                            Title:  President

                                            NUTRITIONALS ACQUISITION CORPORATION

                                            By: /s/ Ron Zwanziger
                                               ---------------------------------
                                            Name:  Ron Zwanziger
                                            Title:  President

                                            IVC INDUSTRIES, INC.

                                            By: /s/ Thomas Bocchino
                                               ---------------------------------
                                            Name:  Thomas Bocchino
                                            Title:  Chief Financial Officer

                       ANNEX B - FORM OF VOTING AGREEMENT



                          STOCKHOLDER VOTING AGREEMENT

         THIS STOCKHOLDER VOTING AGREEMENT (this "Agreement") is made and entered into as of ______________ by and between Inverness Medical Innovations, Inc., a Delaware corporation ("Innovations"), and __________________, the undersigned stockholder (the "Stockholder") of IVC Industries, Inc., a Delaware corporation (the "Company").

                                    RECITALS

         A. Concurrently with the execution of this Agreement, Innovations, the Company and Nutritionals Acquisition Corporation, a wholly owned subsidiary of Innovations (the "Merger Sub"), have entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Innovations will acquire all of the fully diluted capital stock of the Company through the merger (the "Merger") of the Company with and into the Merger Sub.

         B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the number of shares of outstanding capital stock of the Company and other securities convertible into, or exercisable or exchangeable for, shares of capital stock of the Company, all as set forth on the signature page of this Agreement (collectively, the "Shares").

         C. In exchange for good and valuable consideration, receipt of which is hereby confirmed, including the execution of the Merger Agreement by Innovations, Stockholder desires to restrict the transfer or disposition of any of the Shares, or any other shares of capital stock of the Company acquired by Stockholder hereafter and prior to the Expiration Date (as defined in Section
1.1 hereof), and desires to vote the Shares and any other such shares of capital stock of the Company so as to facilitate the consummation of the Merger.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Agreement to Retain Shares.

                  1.1 Transfer and Encumbrance. Stockholder agrees, during the period beginning on the date hereof and ending on the Expiration Date (as defined below), not to transfer, sell, exchange, pledge or otherwise dispose of or encumber (collectively, "Transfer") any of the Shares or any New Shares (as defined in Section 1.2 hereof), or to discuss, negotiate, or make any offer or agreement relating thereto, other than to or with Innovations. Stockholder acknowledges that the intent of the foregoing sentence is to ensure that Innovations retains the right under the Proxy (as defined in Section 3 hereof) to vote the Shares and any New Shares in accordance with the terms of the Proxy. As used herein, the term "Expiration Date" shall mean the earlier to occur of
(i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the termination of the Merger Agreement in accordance with its terms or (iii) May 31, 2002.

                  1.2 New Shares. Stockholder agrees that any shares of capital stock of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date, including, without limitation, shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of all securities held by Stockholder which are convertible into, or exercisable or exchangeable for, shares of capital stock of the Company ("New Shares"), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

         2. Agreement to Vote Shares. Until the Expiration Date, at every meeting of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following (the "Meeting"), Stockholder shall vote the Shares and any New Shares:

                  (i) in favor of approval of the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance thereof;

                  (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the Merger Agreement; and

                  (iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any of its subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries, (D) any material change in the capitalization of the Company or the Company's corporate structure, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement (any of the foregoing are referred to herein as an "Opposing Proposal").

         Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Section 2.

         3. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Innovations an irrevocable proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permitted by applicable law, covering the total number of Shares and New Shares of capital stock of the Company beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by Stockholder as set forth therein. Innovations agrees to vote the Proxy at the Meeting.

         4. Representations, Warranties and Covenants of Stockholder. Stockholder represents, warrants and covenants as follows:

                  4.1 Ownership of Shares. Stockholder is the sole beneficial owner of the Shares with full power to vote or direct the voting of the Shares. As of the date hereof the Shares are, and at all times up until the Expiration Date the Shares will be, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances. Stockholder does not beneficially own any shares of capital stock of the Company other than the Shares. Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

                  4.2 Opposing Proposals. Stockholder will not, and will not permit any entity under Stockholder's control to: (i) solicit proxies or become a participant in a solicitation with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Letter of Intent and the Merger Agreement; or (ii) initiate a stockholders' vote or action by consent of the stockholders with respect to an Opposing Proposal.

                  4.3 Restricted Shares. Stockholder understands that the shares of capital stock of Innovations that Stockholder will receive as a result of the Merger (the "Innovations Shares") have not been registered under the Securities Act of 1933 (the "Act") or qualified under the securities or "blue sky" laws of any jurisdiction. Stockholder further understands that the Innovations Shares will constitute "restricted securities" within the meaning of Rule 144 promulgated under the Act and that, as such, the Innovations Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from the registration requirements thereof is available. Stockholder intends to hold the Innovations Shares for Stockholder's own account for investment and not for, with a view to, or in connection with any resale or distribution thereof.

                  4.4 Investor Status. Stockholder is an "accredited investor" within the meaning of Rule 501 promulgated under the Act. Stockholder by reason of his business and financial experience and the business and financial experience of those persons retained by Stockholder to advise Stockholder with respect to its investment in the Innovations Shares, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment, and is able to bear the economic risk of such investment and is able to afford a complete loss of such investment.

         5. Additional Documents. Stockholder hereby covenants and agrees to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement and the Merger.

         6. Consents and Waivers. Stockholder (solely in his capacity as a stockholder of the Company) hereby agrees to give any consents or waivers that may reasonably be required for the consummation of the Merger under the terms of any agreement to which Stockholder is a party or pursuant to any rights Stockholder may have.

         7. Termination. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect on the Expiration Date.

         8. Legending of Shares. If so requested by Innovations, Stockholder agrees that the Shares and any New Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. Subject to the terms of Section 1 hereof, Stockholder agrees that Stockholder will not Transfer the Shares or any New Shares without first having the aforementioned legend affixed to the certificates representing the Shares or any New Shares.

         9. Miscellaneous.

                  9.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  9.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of Stockholder may be assigned by Stockholder without the prior written consent of Innovations.

                  9.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

                  9.4 Waiver. No failure on the part of Innovations to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Innovations in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Innovations shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Innovations; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

                  9.5 Specific Performance; Injunctive Relief. The parties acknowledge that Innovations will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Innovations upon any such violation, Innovations shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Innovations at law or in equity.

                  9.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice); provided, however, that notices sent by mail will not be deemed given until received:


         If to Innovations, to:     Ron Zwanziger, Chief Executive Officer
                                    Inverness Medical Innovations, Inc.
                                    51 Sawyer Road, Suite 200
                                    Waltham, Massachusetts  02453
                                    Telephone No.: (781) 647-3900
                                    Facsimile No.: (781) 647-3939

         If to Stockholder: To the address for notice set forth on the signature page hereof.

                  9.7 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

                  9.8 Attorneys' Fees and Expenses. If any action or other proceeding relating to the enforcement of any provision of this Agreement is brought by either party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

                  9.9 Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties hereto with respect to such subject matter.

                  9.10 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  9.11 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as an agreement under seal on the date first above written.

INVERNESS MEDICAL                       STOCKHOLDER:
INNOVATIONS, INC.:


----------------------------------      ----------------------------------------
By:  Ron Zwanziger                      Signature
Its:  Chief Executive Officer


                                        ----------------------------------------
                                        Print Name


                                        ----------------------------------------


                                        ----------------------------------------
                                        Address


                                        ----------------------------------------
                                        Fax Number


                                        Number of shares of Company Common
                                        Stock owned by Stockholder:


                                        ----------------------------------------
                                        Other securities convertible into,
                                        exercisable or exchangeable for, shares
                                        of Company Common Stock owned by
                                        Stockholder:

                                        ----------------------------------------

                                                                       EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned Stockholder (the "Stockholder") of IVC Industries, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints Ron Zwanziger and David Scott, each officers of Inverness Medical Innovations, Inc., a Delaware corporation ("Innovations"), and each of them, as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares"), in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned Stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy, along with the number(s) of the share certificate(s) which represent such Shares. Upon the undersigned's execution of this Proxy, any and all prior proxies given by each undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Stockholder Voting Agreement dated as of the date hereof by and between Innovations and the Stockholder (the "Stockholder Voting Agreement"), and is granted for good and valuable consideration, including in consideration of Innovations entering into that certain Agreement and Plan of Merger dated as of December 21, 2001 (the "Merger Agreement") by and among Innovations, the Company and Nutritionals Acquisition Corporation, a wholly owned subsidiary of Innovations (the "Merger Sub"). Subject to the conditions set forth therein, the Merger Agreement provides for Innovations to acquire all of the fully diluted capital stock of the Company through the merger (the "Merger") of the Company with and into the Merger Sub. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the termination of the Merger Agreement in accordance with its terms or (iii) May 31, 2002.

         The attorney and proxy named above is hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of Stockholders of the Company and in every written consent in lieu of such meeting:

                  (i) in favor of approval of the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance thereof;

                  (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the Merger Agreement; and

                  (iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any of its subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries, (D) any material change in the capitalization of the Company or the Company's corporate structure, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement.

         The attorney and proxy named above may not exercise this Proxy on any other matter except as provided in clauses (i), (ii) or (iii) above. The Stockholder may vote the Shares on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated:


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name


                                        ----------------------------------------


                                        ----------------------------------------
                                        Address


                                        Number of shares of Company Common Stock owned by Stockholder (include stock certificate numbers):

                                        ----------------------------------------

                    ANNEX C - OPINION OF RBC CAPITAL MARKETS


January 17, 2002


Board of Directors
IVC Industries, Inc.
500 Halls Mill Road
Freehold, NJ 07728


Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the common stock of IVC Industries, Inc., a Delaware corporation ("IVC" or the "Company"), of the consideration to be paid to such holders pursuant to the terms of the proposed Agreement and Plan of Merger, to be dated as of January 22, 2002 (the "Agreement"), by and among Inverness Medical Innovations, Inc., a Delaware corporation (the "Acquiror"), Nutritionals Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Acquiror ("Merger Sub"), and the Company. Pursuant to the Agreement, the Company will merge with and into Merger Sub, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation (the "Merger"). This letter updates our opinion delivered to you on December 20, 2001. Capitalized terms used herein shall have the meanings used in the Agreement unless otherwise defined herein.

Pursuant to the Agreement, each outstanding share of common stock of the Company (the "Company Common Stock") is to be converted into $2.50 in cash. The terms and conditions of the Merger are set forth more fully in the Agreement.

RBC Dain Rauscher Inc. ("RBC"), a member company of RBC Capital Markets, as part of its investment banking business is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for corporate and other purposes. We are acting as financial advisor to the Company in connection with the Merger, and will receive a fee for our services. In addition, we received a fee for rendering our opinion dated December 20, 2001 to the Board of Directors of IVC as to the fairness, from a financial point of view, of the consideration to be received by the holders of common stock of IVC in connection with the Merger, and will receive an additional fee for rendering this updated opinion, which is payable at the time of delivery of this updated opinion.

For the purposes of the opinion set forth herein, we have:

     (i) reviewed and analyzed certain publicly available financial statements and other information with respect to the Company and Acquiror and certain other historical operating data relating to the Company and Acquiror made available to us from published sources;

     (ii) reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;

    (iii) reviewed certain financial projections prepared by the management of the Company;

     (iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

     (v) reviewed the reported prices and trading activity for the Company Common Stock and the Acquiror Common Stock;

     (vi) compared the premium implied by the consideration with the premiums paid in selected precedent transactions;

    (vii) compared the financial performance of the Company and the prices and trading activity of the Common Stock with that of certain other comparable publicly traded companies and their securities;

   (viii) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

     (ix) participated in discussions with representatives of the Company, Acquiror and their financial and legal advisors;

     (x) reviewed the terms of the Merger Agreement, dated January 22, 2002, and of certain related documents; and

     (xi) performed such other analyses and considered such other factors as we have deemed appropriate.

The Company provided us with forecasted financial information only through July 31, 2003. As a result of the limited forecast, we were unable to employ a discounted cash flow analysis.

We note that the Merger is subject to a number of conditions, including that IVC and Congress Financial Corporation shall have entered into an amendment of the loan agreements between them in form and substance satisfactory to the Acquiror. We have assumed that this and all other conditions to the Merger will be satisfied prior to completion of the Merger.

We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company. We have assumed that the executed version of the Merger Agreement will not differ in any material respect from the last draft we reviewed, and that the terms of the consideration to be paid to the stockholders of IVC pursuant thereto will be identical to those set forth in the last draft that we have reviewed. We have also assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement. We have not made any independent valuation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such appraisals. In addition, we have not assumed any obligation to conduct, and have not conducted, any physical inspection of the property or facilities of the Company or Acquiror. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and, except as set forth in our engagement with IVC, do not have any obligation to update, revise or reaffirm this opinion.

Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of IVC in connection with the Merger and do not constitute a recommendation to any stockholder of IVC regarding how to vote in the Merger. This opinion shall not be published or used, nor shall any public references to us be made, without our prior written consent. However, notwithstanding the foregoing, we consent to inclusion of this opinion in the proxy or information statement relating to the Merger, in accordance with the terms of our engagement with IVC.

We express no views as to, and our opinion does not address, the merits of the underlying decision by IVC to engage in the Merger or the relative merits of the Merger compared to any alternative business strategy or transaction in which IVC might engage.

Our opinion addresses solely the fairness to IVC of the consideration to be paid to IVC stockholders in the Merger. Our opinion does not in any way address other Merger terms or arrangements, including, without limitation, the financial or other terms of any loan and security arrangement between the Company and Acquiror, escrow agreement, or stockholder agreement. We are not expressing any opinion herein as to the prices at which the Acquiror Common Stock has traded or may trade following the announcement of the Merger or at any other future time.

Based on and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the consideration to be received by the holders of shares of IVC common stock pursuant to the Merger Agreement is fair, from a financial point of view.



                                                 Very truly yours,



                                                 RBC Dain Rauscher Inc.

                           ANNEX D - APPRAISAL RIGHTS

                  DELAWARE GENERAL CORPORATIONS LAW SECTION 262

SEC. 262. APPRAISAL RIGHTS.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to (Section)228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to (Section)251 (other than a merger effected pursuant to (Section)251(g) of this title), (Section)252, (Section)254, (Section)257, (Section)258, (Section)263 or (Section)264 of this title:

         (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of (Section)251 of this title.

         (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to (Sections)251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                  (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under (Section)253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

         (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

         (2) If the merger or consolidation was approved pursuant to (Section)228 or (Section)253 of this title, then, either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or
     (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                     ANNEX E


                      INVERNESS MEDICAL INNOVATIONS, INC.

                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT

         This Amended and Restated Employment Agreement is dated as of the 22nd day of January, 2002 (this "Agreement"), is by and among IVC INDUSTRIES, INC., a Delaware corporation (the "Company"), INVERNESS MEDICAL INNOVATIONS, INC., a Delaware corporation ("Parent"), NUTRITIONALS ACQUISITION CORPORATION, a Delaware corporation ("Merger Sub"), and E. JOSEPH EDELL (the "Employee") and amends and restates an Employment Agreement dated as of December 21, 2001 by and among Parent, Merger Sub and the Employee (the "Original Agreement").

         WHEREAS, pursuant to an Amended and Restated Agreement and Plan of Merger dated as of January 22, 2002 (the "Merger Agreement"), by and among Parent, Merger Sub and the Company, Parent, Merger Sub and the Company have agreed, subject to the terms and conditions set forth therein, to merge Merger Sub with and into the Company, with the Company as survivor;

         WHEREAS, the Employee is a stockholder and key employee of the Company;

         WHEREAS, Parent, Merger Sub, the Company and the Employee now desire to amend and restate the Original Agreement with this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. EMPLOYMENT. During the Term (as hereinafter defined), the Company shall employ the Employee as Chairman and Chief Executive Officer of the Company, and the Employee accepts employment with the Company during the Term, upon the terms and conditions hereinafter set forth. The Employee shall report to the President of Parent. For as long as Ron Zwanziger is President of Parent, the Employee shall perform those duties and services as Mr. Zwanziger shall from time to time set forth. If Mr. Zwanziger is not the President of Parent, then the Employee shall perform those duties and services commensurate with his role as Chief Executive Officer of the Company, subject to the reasonable limitations that the Board of Directors of the Company may from time to time impose.

         2. COMPLIANCE. The Employee agrees that in the rendering of all services to the Company and in all aspects of his employment hereunder, he shall comply in all material respects with all directives, policies, standards and regulations from time to time established by Parent and the Company, to the extent they are not in conflict with this Agreement.

         3. TERM OF AGREEMENT.

         (a) TERM. Unless otherwise terminated as hereinafter provided, the term of the Employee's employment under this Agreement (the "Term") shall begin on the Closing Date as defined in the Merger Agreement and shall continue until and terminate on the third anniversary of the Closing Date. Subject to the last sentence of this clause (a), the Term shall be terminated early solely as follows:

                (i) Automatically, upon the death of the Employee;

                (ii) At the Company's election by reason of the Employee's Disability (for these purposes, "Disability" shall mean the Employee's disability for such period of time and under circumstances that would entitle him to receive disability benefits under the terms of any long term disability insurance policy maintained for him by Parent); or

                (iii) At the Company's election, for Cause (as hereinafter defined).

Notwithstanding the foregoing or any other provision herein, the Employee will be an at will employee of the Company at all times that the Employee is an employee of the Company, and the Company may terminate the Employee's employment at any time at the Company's election, in its sole discretion, for any or no reason (any such termination, other than for Disability or for Cause, is referred to herein as a "Not For Cause Termination"). In the case of a Not For Cause Termination by the Company, if the Employee is not in breach of any of his obligations pursuant to Sections 9, 10 and 11 hereunder, the Employee shall be entitled to receive the installments of base salary set forth in Section 4 hereof not yet paid to him, payable when and as if he had continued to be employed by the Company, until the date that is three years from the Closing Date (the "Severance Payments"). The Employee will be required to sign a release in favor of Parent, the Company and their respective Affiliates in form and substance reasonably satisfactory to Parent as a condition to the Employee receiving the Severance Payments. Nothing contained in this section shall serve to limit the Employee's liability for breach of his obligations pursuant to Sections 9, 10 and 11 hereunder.

          (b) DEFINITION OF CAUSE. For purposes of this Agreement, "Cause" shall mean the Employee's:

                (i)   dishonesty with respect to the Company;

                (ii) misconduct which materially and adversely reflects upon the business, affairs or reputation of the Company or upon the Employee's ability to perform his duties for the Company;

                (iii) failure to perform his duties and responsibilities for the Company, which failure continues for more than ten
                      (10) days after the Company gives written notice to the Employee which sets forth in reasonable detail the nature of such failure; or

                (iv) breach of any one or more of the material provisions of this Agreement, which breach continues for more than ten
                      (10) days after the Company gives written notice to the Employee which sets forth in reasonable detail the nature of such breach.

          (c) EFFECT OF TERMINATION. The Employee's covenants and obligations set forth in Sections 9, 10 and 11 hereunder shall remain in effect and be fully enforceable in accordance with the provisions thereunder during and after the Term. Except with respect to a Not For Cause Termination of the Employee, no compensation or benefits will be paid or provided to the Employee for the periods or on any date following the date on which the Term ends.

          (d) OTHER REMEDIES. Termination by the Company of the Employee for Cause shall be without prejudice to any other right or remedy to which the Company may be entitled, at law, in equity, under this Agreement or otherwise.

          4. COMPENSATION. During the Term, the Company shall pay the Employee a base salary, payable in accordance with the Company's standard schedule for salary payments to its employees, in equal installments at an annual rate equal to $250,000.

          5. OPTION GRANT. Parent hereby agrees to grant to the Employee at the Closing Date a stock option (the "Option") to purchase 50,000 shares of the Common Stock, par value $.001 per share, of Parent ("Parent Common Stock") at an exercise price per share that is $15.00 less than the closing trading price of Parent's Common Stock on the Closing Date as reported on the American Stock Exchange, provided, however that in no event shall the exercise price per share of the Option be less than $.01. The Option shall vest monthly in equal installments over three years and shall be substantially in the form of Parent's standard form of stock option for its employees. The number of shares subject to the Option and the exercise price per share of the Option shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Parent Common Stock occurring on or after the date hereof and prior to the Closing Date (it being understood that the parties intent is that the Option will have $750,000 of value on the Closing Date). The Option shall become fully-vested in the event of a Not For Cause Termination of the Employee by the Company.

          6. HOFFMAN-LAROCHE INC. The parties acknowledge that the Employee has personally guaranteed certain obligations owing by the Company to Hoffman-Roche Inc. ("Roche") pursuant to a Guaranty and Suretyship Agreement dated as of November 9, 1998 and a Guaranty and Suretyship Agreement dated as of March 31, 1999 (together, the "Guaranty"). The Company shall indemnify the Employee from and after the Closing Date for any obligations of the Company to Roche that the Employee pays to Roche pursuant to the Guaranty. The Company shall endeavor after the Closing Date to cause Roche to terminate the Guaranty, it being understood that the Company cannot assure the Employee that it will be successful in doing so.

          7. VACATIONS; HOLIDAYS; SICK TIME. The Employee shall be entitled to vacation and holiday time, sick leave, insurance coverage and such other benefits as may be provided by the Company to its employees generally from time to time.

          8. EXPENSES. The Company shall pay or reimburse the Employee for all reasonable business expenses incurred by the Employee in connection with his employment by the Company in accordance with the Company's policies in effect from time to time.

          9. CONFIDENTIAL INFORMATION.

          (a) The Employee acknowledges that, in the course of his employment by the Company, he will receive, or has received prior to the date hereof, information about, and access to, trade secrets and proprietary information that are vital to the competitive position and success of the Company and its Affiliates (as hereinafter defined). The Employee shall hold confidential all of the Company's (and its Affiliates') trade secrets and proprietary information in his possession, and shall not, without the Company's written consent, during the Term or thereafter, use any of such trade secrets and other proprietary information, or any part thereof, for any purpose other than those of the Company or disclose any of such trade secrets or proprietary information to any Person (as hereinafter defined) other than in connection with his employment by the Company and for the purposes of its business. The Employee agrees to deliver to the Company, upon termination of his employment, all materials of any nature containing trade secrets or proprietary information. As used in this Agreement, the term "trade secret and proprietary information" shall mean information (whether in documented form or not) concerning the organization, business, technology, or finances of the Company or its Affiliates which the Company or its Affiliates may provide, or may have provided prior to the date hereof, to the Employee or about which the Employee may learn, or may have learned prior to the date hereof, during his employment by the Company and which has not been disclosed to others except Persons in a confidential relationship with the Company or its Affiliates and who have an obligation to the Company or its Affiliates not to disclose such information, and which has not entered the public domain as a result of unauthorized actions of the Employee.

          (b) The term "trade secret and proprietary information" shall not include any information that is in the public domain through no action of the Employee or of Persons who were under confidentiality obligations as to the item or items involved.

          10. NONCOMPETITION AND NONSOLICITATION. In consideration of the Merger Consideration that the Employee is receiving pursuant to the Merger Agreement and the consideration he is receiving pursuant to this Agreement, the Employee agrees as follows:

          (a) For a period of five years after the Employee ceases to be employed by the Company for any reason (the "Restricted Period"), the Employee shall not, directly or indirectly own an interest in (except as provided below in (c)), manage, operate, join, control, lend money or financial or other assistance to, or participate or be connected with, as an officer, partner, shareholder, creditor, consultant, agent, manager, employee, co-venturer or otherwise, any business or other enterprise engaged in or about to engage in selling, marketing, producing, manufacturing, packaging, distributing, leasing, designing or developing a Competing Product. For purposes of this Agreement, "Competing Product" means any product or service that competes with or will compete with any product, product line, or service related to such product or product line of the Company as they presently exist or as may be in existence or in development on the date of termination of the Employee's employment. The Employee acknowledges and agrees that the Company is presently engaged or will imminently be engaged, without limitation, in developing, manufacturing, marketing, producing, packaging, distributing and/or selling vitamins and nutritional supplements.

          (b) During the Restricted Period, the Employee shall not, directly or indirectly, (a) solicit, persuade, encourage, hire or take any other action which is intended to induce any other employee of the Company or any of its Affiliates to terminate his/her employment with the Company or any such Affiliates in order to become employed by or otherwise perform services for any other Person, (b) interfere in any manner with the employment relationship between the Company or any of its Affiliates and any employee of the Company or any Affiliate, or (c) solicit, persuade, encourage or take any other action which is intended to induce (i) any manufacturer, supplier or other business partner or the Company or any of its Affiliates to adversely alter, to modify or to discontinue its relationship with the Company or any of its Affiliates or (ii) any Customer (as hereinafter defined) to discontinue, or not to commence, purchasing from the Company or any of its Affiliates. For purposes of this Agreement, "Customer" shall mean any Person (a) to whom or which the Company or any of its Affiliates, or any representative of the Company or any of its Affiliates, has sold or distributed its products or services within the past three years or (b) from whom or which the Company or any of its Affiliates has solicited sales or distribution of its products or services within the past three years.

          (c) Nothing in this Section 10 shall preclude the Employee from holding less than one percent of the outstanding capital stock of any public company (e.g., a corporation required to file periodic reports with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, whose securities are listed on any securities exchange, quoted on the Nasdaq National Market or traded in the over-the-counter market).

          11. INVENTIONS. The Employee agrees that if, during his employment with the Company, the Employee shall (either alone or with others) make, conceive, discover or reduce to practice any invention, modification, discovery, design, development, improvement, process, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) (herein called "Inventions") that relates to any of the products or services being developed, manufactured or sold by the Company or its Affiliates or which may be used in relation therewith or which may be used in place of any such product or service, or results from tasks assigned to the Employee by the Company or from tasks related to the Employee's employment with the Company, or results, in whole or in part, from the use of property or premises owned, leased or contracted for by the Company, such Inventions and the benefits thereof shall immediately become the sole and absolute property of the Company and its assigns, and the Employee shall promptly disclose to the Company each such Invention. The Employee hereby agrees to assign, and to the extent he may lawfully do so, hereby assigns to the Company, any and all rights the Employee may have or acquire in the Inventions and benefits and/or rights resulting therefrom to the Company and its assigns without compensation and shall communicate, without cost or delay, and without publishing the same, all available information relating thereto (with all necessary plans and models) to the Company. The foregoing assignment shall include an assignment of all Inventions made during all periods of the Employee's employment by the Company prior to signing this Agreement.

          Upon disclosure of each Invention to the Company, during the term hereof and at any time thereafter, the Employee shall, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

          (a) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew or restore the same; and

          (b) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.

          The Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Employee's agent and attorney-in-fact, to act for and in the Employee's behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution thereon with the same legal force and effect as if executed by the Employee in the event the Company is unable, after reasonable effort, to secure the Employee's signature on any letters patent, copyright or other analogous protection relating to an Invention, whether because of the Employee's physical or mental incapacity or for any other reason whatsoever.

          12. CERTAIN DEFINITIONS. For purposes of this Agreement, (a) the term "Person" shall mean an individual, a corporation, an association, a partnership, an estate, a limited liability company, a trust and any other entity or organization, (b) the term "Affiliate" shall mean with respect to any Person, any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person, and (c) the term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          Capitalized terms used, but not otherwise defined, in this Agreement shall have the meanings given to them in the Merger Agreement.

          13. AMENDMENTS AND SUPPLEMENTS. This Agreement may not be amended, modified or supplemented by the parties hereto in any manner, except by an instrument in writing signed by Parent, the Company and the Employee.

          14. NO WAIVER. The terms and conditions of this Agreement may be waived only by a written instrument signed by the party waiving compliance (for these purposes a waiver by the Company shall be effective only if Parent has also signed the waiver). The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

          15. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws. Parent, the Company and the Employee hereby submit to the exclusive jurisdiction of the Federal and state courts in the Commonwealth of Massachusetts in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          16. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered by hand, sent by facsimile transmission with confirmation of receipt, sent via a reputable overnight courier service with confirmation of receipt requested, or mailed by registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice), and shall be deemed given on the date on which delivered by hand or otherwise on the date of receipt as confirmed:

         To the Company or Parent:

                    Inverness Medical Innovations, Inc.
                    51 Sawyer Road, Suite 200
                    Waltham, MA 02453
                    Facsimile:   (781) 647-3939
                    Attn:  General Counsel

         With a copy to:

                    John D. Patterson, Jr., Esq.
                    Foley, Hoag & Eliot LLP
                    One Post Office Square
                    Boston, Massachusetts 02109
                    Facsimile:  (617) 832-7000

         To the Employee:

                    E. Joseph Edell
                    c/o IVC Industries, Inc.
                    500 Halls Mill Road
                    Freehold, NJ 07728
                    Facsimile:  (732) 308-9793

         With a copy to:

                    Rosenman & Colin LLP
                    575 Madison Avenue
                    New York, NY 10022
                    Attention:  Edward H. Cohen, Esq.
                    Facsimile:  (212) 940-8580

         17. CONSTRUCTION OF AGREEMENT. A reference to a Section or Exhibit shall mean a Section in or Exhibit to this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words "include,"

"includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

          18. ORIGINAL AGREEMENT SUPERCEDED; ENTIRE AGREEMENT; ASSIGNABILITY, ETC. This Agreement amends and restates the Original Agreement. This Agreement and the Merger Agreement and the documents and instruments and other agreements among the parties hereto and thereto as contemplated by or referred to herein or therein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede in their entirety all other prior agreements and understandings, both written and oral, between the parties with respect to such subject matter, including, but not limited to, the Original Agreement, the Employment Agreement between E. Joseph Edell and IVC Industries, Inc., dated April 28, 1995, and the Amendment to the Employment Agreement between E. Joseph Edell and IVC Industries, Inc., dated February 1, 1998. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to confer upon any person other than the parties hereto (and their respective permitted successors and assigns) any rights or remedies hereunder, except as otherwise expressly provided herein and shall not be assignable by operation of law or otherwise, except that each of the Company and Parent may assign its rights and delegate its duties hereunder to any successor company or any other entity.

          19. SURVIVAL; VALIDITY. The provisions of this Agreement shall survive termination of the Employee's employment by the Company for any reason. In the event that any provision of this Agreement shall be determined to be unenforceable by reason of its extension for too great a period of time or over too large a geographic area or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable. If, after application of the preceding sentence, any provision of this Agreement shall be determined to be invalid, illegal or otherwise unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby. Except as otherwise provided in this Section 18, any invalid, illegal or unenforceable provision of this Agreement shall be severable, and after any such severance, all other provisions hereof shall remain in full force and effect.

          20. REMEDIES. The Employee recognizes that money damages alone would not adequately compensate the Company in the event of breach by the Employee of this Agreement, and the Employee therefore agrees that, in addition to all other remedies available to the Company, at law, in equity or otherwise, the Company shall be entitled to injunctive relief for the enforcement hereof. All rights and remedies hereunder are cumulative and are in addition to and not exclusive of any other rights and remedies available, at law, in equity, by agreement or otherwise.

          21. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same Agreement.


                                    * * * * *

          IN WITNESS WHEREOF, the parties have caused this Amended and Restated Employment Agreement to be executed as an agreement under seal as of the date first written above.

                                             IVC INDUSTRIES, INC.

                                             By: /s/ Samuel Potenza
                                                --------------------------------
                                             Its:   President

                                             INVERNESS MEDICAL INNOVATIONS, INC.

                                             By: /s/ Ron Zwanziger
                                                --------------------------------
                                             Its:   President

                                            NUTRITIONALS ACQUISITION CORPORATION

                                            By: /s/ Ron Zwanziger
                                                --------------------------------
                                            Its:   President

                                            /s/ E. Joseph Edell
                                            ------------------------------------
                                            E. JOSEPH EDELL

                              IVC INDUSTRIES, INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON ________, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Thomas Bocchino and Samuel Potenza or any of them acting singly, with the power of substitution in any of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of common stock of IVC Industries, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the offices of Rosenman & Colin LLP, 575 Madison Avenue, New York, N.Y. 10022, on ______, 2002, at [time] and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matter:

     1. The approval and adoption of an Agreement and Plan of Merger, dated as of January 22, 2002, by and among IVC Industries, Inc., Nutritionals Acquisition Corporation and Inverness Medical Innovations, Inc., providing for the merger of Nutritionals Acquisition Corporation with and into IVC.


          [ ] FOR        [ ] AGAINST        [ ] ABSTAIN



     This proxy, when properly executed, will be voted as directed. If no direction is indicated, the proxy will be voted for the approval and adoption of the Agreement and Plan of Merger.

     Shares cannot be voted unless this proxy card is signed and returned or shares are voted in person at the Special Meeting.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Common Stockholders to be held on __________, 2002, and the Proxy Statement, dated __________, 2002 prior to the signing of this proxy.

                        Dated _____________________, 2002

     Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. When a proxy is given by a partnership, it should be signed in the partnership name by an authorized person.

   PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.